                                               Registration No. 2-94157/811-4146
           As filed with the Securities and Exchange Commission on March 1, 1999


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT

                                      under


                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 41


                                       and



                      THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 42


                            -------------------------

                         MANUFACTURERS INVESTMENT TRUST
                          (formerly NASL Series Trust)
               (Exact Name of Registrant as Specified in Charter)

                              116 Huntington Avenue
                           Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

                            -------------------------

                            James D. Gallagher, Esq.
                                 General Counsel
            The Manufacturers Life Insurance Company of North America
                                73 Tremont Street
                           Boston, Massachusetts 02108
                     (Name and Address of Agent for Service)

                                   Copies to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                       1025 Thomas Jefferson Street, N.W.
                              Washington, DC 20007

                            -------------------------

It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b)
___ on May 1, 1999 pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
___ on (date) pursuant to paragraph (a)(1)
_X_ 75 days after filing pursuant to paragraph (a)(2)
___ on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                                   PROSPECTUS

                         MANUFACTURERS INVESTMENT TRUST

               116 Huntington Avenue, Boston, Massachusetts 02116


         Manufacturers Investment Trust is an open-end management investment company, commonly known as a mutual fund which is sold without a sales charge. Shares of the Trust are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. Manufacturers Investment Trust provides a range of investment objectives through thirty-nine separate investment portfolios. The names of those portfolios are as follows:


         PACIFIC RIM EMERGING MARKETS TRUST
         SCIENCE & TECHNOLOGY TRUST
         INTERNATIONAL SMALL CAP TRUST
         AGGRESSIVE GROWTH TRUST
         EMERGING SMALL COMPANY TRUST
         SMALL COMPANY BLEND TRUST
         MID CAP GROWTH TRUST
         MID CAP STOCK TRUST
         OVERSEAS TRUST
         INTERNATIONAL STOCK TRUST
         INTERNATIONAL VALUE TRUST
         MID CAP BLEND TRUST
         SMALL COMPANY VALUE TRUST
         GLOBAL EQUITY TRUST
         GROWTH TRUST
         LARGE CAP GROWTH TRUST
         QUANTITATIVE EQUITY TRUST
         BLUE CHIP GROWTH TRUST
         REAL ESTATE SECURITIES TRUST
         VALUE TRUST
         EQUITY INDEX TRUST
         GROWTH AND INCOME TRUST
         U.S. LARGE CAP VALUE TRUST
         EQUITY-INCOME TRUST
         INCOME & VALUE TRUST
         BALANCED TRUST
         HIGH YIELD TRUST
         STRATEGIC BOND TRUST
         GLOBAL BOND TRUST
         TOTAL RETURN TRUST
         INVESTMENT QUALITY BOND TRUST
         DIVERSIFIED BOND TRUST
         U.S. GOVERNMENT SECURITIES TRUST
         MONEY MARKET TRUST
         LIFESTYLE AGGRESSIVE 1000 TRUST
         LIFESTYLE GROWTH 820 TRUST
         LIFESTYLE BALANCED 640 TRUST
         LIFESTYLE MODERATE 460 TRUST
         LIFESTYLE CONSERVATIVE 280 TRUST


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MANUFACTURERS INVESTMENT TRUST, THE ADVISER OR ANY SUBADVISERS TO THE TRUST OR THE PRINCIPAL UNDERWRITER OF THE CONTRACTS. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE TRUST IN ANY STATE WHERE SUCH OFFER OR SALE WOULD BE PROHIBITED.


                   The date of this Prospectus is May 1, 1999.

                         MANUFACTURERS INVESTMENT TRUST

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY.............................................................
       Investment Objective, Policies and Risks for each Portfolio..............
       Risks of Investing in Certain Types of Securities........................
       Bar Chart and Performance Tables.........................................
INVESTMENT OBJECTIVES AND POLICIES..............................................
       Pacific Rim Emerging Markets Trust.......................................
       Science & Technology Trust...............................................
       International Small Cap Trust............................................
       Aggressive Growth Trust..................................................
       Emerging Small Company Trust.............................................
       Small Company Blend Trust................................................
       Mid Cap Growth Trust.....................................................
       Mid Cap Stock Trust......................................................
       Overseas Trust...........................................................
       International Stock Trust................................................
       International Value Trust................................................
       Mid Cap Blend Trust......................................................
       Small Company Value Trust................................................
       Global Equity Trust......................................................
       Growth Trust.............................................................
       Large Cap Growth Trust...................................................
       Quantitative Equity Trust ...............................................
       Blue Chip Growth Trust ..................................................
       Real Estate Securities Trust.............................................
       Value Trust..............................................................
       Equity Index Trust.......................................................
       Growth and Income Trust .................................................
       U.S. Large Cap Value Trust...............................................
       Equity-Income Trust .....................................................
       Income & Value Trust.....................................................
       Balanced Trust...........................................................
       High Yield Trust.........................................................
       Strategic Bond Trust.....................................................
       Global Bond Trust........................................................
       Total Return Trust.......................................................
       Investment Quality Bond Trust............................................
       Diversified Bond Trust...................................................
       U.S. Government Securities Trust.........................................
       Money Market Trust.......................................................
       The Lifestyle Trusts.....................................................
ADDITIONAL INVESTMENT POLICIES AND OTHER RISKS OF INVESTING.....................
       Additional Investment Policies...........................................
       Hedging and Other Strategic Transactions.................................
       Other Risks of Investing.................................................
MANAGEMENT OF THE TRUST.........................................................
       Advisory Arrangements....................................................
       Subadvisory Arrangements.................................................
       Subadvisory Fees.........................................................
       Portfolio Turnover.......................................................
GENERAL INFORMATION.............................................................
       Taxes....................................................................
       Dividends................................................................
       Purchase and Redemption of Shares........................................
       Year 2000 Issues.........................................................
FINANCIAL HIGHLIGHTS............................................................

                               RISK/RETURN SUMMARY

         Manufacturers Investment Trust is a series trust, which means that it has a number of portfolios, each with a stated investment objective and separate investment policies. Currently, there are thirty-nine such portfolios. The investment objectives, principal investment strategies and principal risks of investing in each portfolio are set forth below. In addition, performance information for each portfolio is included with each portfolio description. An investment in any of the portfolios is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISKS OF INVESTING IN EACH PORTFOLIO

The risks of investing in each portfolio are described below. If these risks materialize, an investor could lose money in the portfolio. Since many of the thirty-six portfolios described below have similar investment policies or invest in similar types of securities, the risks of investing in the following types of securities are described below at the end of the Risk/Return section under "Risks of Investing in Certain Types of Securities."

         Equity Securities
         Fixed-Income Securities
         Investment Grade Fixed-Income Securities in the Lowest Rating Category Lower Rated Fixed-Income Securities
         Small and Medium-Sized Companies
         Foreign Securities

The definition of a non-diversified portfolio and the risks associated with such a portfolio are also contained in this section.

There can be no assurance that a portfolio will achieve its investment objective.

PERFORMANCE INFORMATION FOR EACH PORTFOLIO

         Each portfolio description contains a bar chart and a performance table.

         Bar Chart. The bar chart shows changes in the performance of each portfolio from year to year over a ten year period. Portfolios with less than ten years of performance history show performance from the inception date of the portfolio.

         Performance Table. The table compares each portfolio's one, five and ten year average annual returns as of December 31, 1998 to those of a broad market index. If the period since inception of the portfolio is less than one year, the performance will be aggregate total return rather than an average annual total return.

Performance information in the Bar Chart and the Performance Table reflect all fees charged to each portfolio such as advisory fees and all portfolio expenses. None of the portfolios charge a sales load or a surrender fee.

 The bar chart and table shown below provide some indication of the risks of investing in each portfolio of the Trust. A portfolio's past performance does not necessarily indicate how the portfolio will perform in the future.



                                     * * * *

PACIFIC RIM EMERGING MARKETS TRUST

Investment Objective. The investment objective of the Pacific Rim Emerging Markets Trust is to achieve long-term growth of capital.

Investment Policies. Manufacturers Adviser Corporation ("MAC"), the subadviser to the portfolio, seeks to achieve this investment objective by investing the portfolio's assets primarily in common stocks and equity-related securities of companies in countries located in the Pacific Rim region. The countries of the Pacific Rim region are:

         - Australia        - Hong Kong        - Pakistan           - Taiwan
         - China            - Japan            - Philippines        - Thailand
         - India            - Malaysia         - Singapore
         - Indonesia        - New Zealand      - South Korea

         The Pacific Rim Emerging Markets Trust, under normal conditions, invests at least 65% of its net assets in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities and the portfolio may invest up to 100% of its assets in foreign securities including securities of companies in emerging market countries. The risks of investing in equity securities and foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

- Since the portfolio concentrates its investments in the Pacific Rim region, the portfolio will be affected by economic and political events in this area.

Performance


                                  [BAR CHART]

1995                   1996                  1997               1998
11.5%                  9.8%                  -34.1%             -4.6%

During the time period shown in the bar chart, the highest quarterly return was 24.41% (for the quarter ended 12/31/98) and the lowest return was -34.12% (for the quarter ended 12/31/97).

-----------------------------------------------------------------------------------------------------
                                   One Year     Five Years   Life of Portfolio   Date First Available

Pacific Rim Emerging Markets#       -4.61%         N/A            -7.22%               10/04/94
Blended Financial Times             -3.03%         N/A            -6.19%

Actuaries Index +*
Financial Times Actuaries           -6.11%         N/A            -5.85%

Pacific ex Japan Index
Financial Times Actuaries            6.32%         N/A            -9.69%

Japan Index
MSCI Pacific Index ++                2.69%         N/A            -7.89%
-----------------------------------------------------------------------------------------------------

# On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for each of these portfolios is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

+  Comprised of 80% Pacific ex Japan and 20% Japan

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

++ The MSCI Pacific Index was added to more accurately reflect the investment objective of the Pacific Rim Fund.

SCIENCE & TECHNOLOGY TRUST

Investment Objective. The investment objective of the Science & Technology Trust is long-term growth of capital. Current income is incidental to the portfolio's objective.

Investment Policies. T. Rowe Price Associates, Inc. ("T. Rowe Price"), the subadviser to the portfolio, seeks to achieve this objective by investing at least 65% of the portfolio's total assets in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology.

Principal Risks of Investing in this Portfolio

- The products and services of companies in the science and technology sectors may not prove commercially successful or may become obsolete quickly. Therefore, a portfolio of these securities may be riskier or more volatile in price than one that invests in more market sectors.

- The portfolio invests primarily in equity securities, including securities of small or unseasoned companies (less than 3 years operating experience). The risks of investing in equity securities and small or unseasoned companies are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 30% of its assets in foreign securities which increases the risk of investing in the portfolio as described below under "Risk of Investing in Certain Types of Securities."

Performance


                                  [BAR CHART]

                         1997                     1998
                         10.7%                    43.3%


During the time period shown in the bar chart, the highest quarterly return was 47.10% (for the quarter ended 12/31/98) and the lowest return was -16.91% (for the quarter ended 09/30/98).

------------------------------------------------------------------------------------------------------
                                    One Year     Five Years   Life of Portfolio   Date First Available

Science & Technology                 43.32%         N/A            26.04%               1/01/97

Lipper Science & Tech Index*         46.95%         N/A            25.88%
------------------------------------------------------------------------------------------------------

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

INTERNATIONAL SMALL CAP TRUST

Investment Objective. The investment objective of the International Small Cap Trust is to seek long-term capital appreciation.

Investment Policies. Founders Asset Management LLC ("Founders"), the subadviser to the portfolio, seeks to achieve this objective by investing the portfolio's assets primarily in the common stocks of foreign companies which have a market value or annual revenues of $1 billion or less. These foreign companies may be located in both developed and lesser developed countries. The International Small Cap Trust may also invest in fixed-income securities if Founders believes they may increase in value.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in foreign equity securities, especially securities of small companies. The risks of investing in foreign securities, equity securities and small companies are set forth below under "Risks of Investing in Certain Types of Securities."

- Because the portfolio invests primarily in foreign securities, which are generally riskier investments than U.S. securities, investing in this portfolio is riskier than investing in a portfolio that invests primarily in U.S. small companies.

Performance



                                  [BAR CHART]

                         1997                     1998
                         0.8%                     11.9%


During the time period shown in the bar chart, the highest quarterly return was 13.44% (for the quarter ended 12/31/98) and the lowest return was -18.90% (for the quarter ended 09/30/98).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

International Small Cap                11.86%          N/A             7.65%               3/04/96

MSCI World ex US Index*                 8.98%          N/A             6.64%

MSCI Small Cap World ex US Index+       4.31%          N/A            -7.52%

---------------------------------------------------------------------------------------------------------

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

+ The MSCI Small Cap World ex US Index was added to more accurately reflect the investment objective of the International Small Cap Fund.

AGGRESSIVE GROWTH TRUST
(formerly, the Pilgrim Baxter Growth Trust)

Investment Objective

         The investment objective of the Aggressive Growth Trust is to seek long-term capital appreciation.

Investment Policies

         A I M Capital Management, Inc. (also referred to as "A I M Capital"), the subadviser to the portfolio, seeks to achieve this investment objective by investing the portfolio's assets principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of A I M Capital are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category. The Aggressive Growth Trust's strategy does not preclude investment in large, seasoned companies which in the judgment of A I M Capital possess superior potential returns similar to companies with formative growth profiles. The portfolio may also invest in established smaller companies (under $500 million in market capitalization) which offer exceptional value based upon substantially above average earnings growth potential relative to market value. The portfolio may invest up to 25% of its total assets in foreign securities.

Risks of Investing in This Portfolio

- The portfolio invests primarily in equity securities with emphasis on medium-sized and smaller emerging growth companies. The risks of investing in equity securities and small and medium size companies are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 25% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 25% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.


Performance*



                                  [BAR CHART]

                         1997                     1998
                         0.0%                     4.3%


During the time period shown in the bar chart, the highest quarterly return was 32.25% (for the quarter ended 12/31/98) and the lowest return was -24.73% (for the quarter ended 09/30/98).



---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Aggressive Growth Trust (formerly,      4.32%          N/A             2.14%               1/01/97
the Pilgrim Baxter Growth Trust)

Russell 200 Growth Index+               1.23%          N/A             6.93%
---------------------------------------------------------------------------------------------------------

* Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

+ All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.



EMERGING SMALL COMPANY TRUST

Investment Objective

         The investment objective of the Emerging Small Company Trust is to seek long-term growth of capital.

Investment Policies

         Franklin Advisers, Inc. (also referred to as "Franklin Advisers"), the subadviser to the portfolio, seeks to achieve the portfolio's investment objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of small capitalization ("small cap") growth companies. In general, companies in which the portfolio invests will have market cap values (share price times the number of common stock shares outstanding) of less than $1.5 billion at the time of purchase. Equity securities also include preferred stocks, securities convertible into common stocks, and warrants for the purchase of common stocks.

         The portfolio may also invest up to 35% (measure at the time of purchase) of its assets in larger capitalization companies which Franklin Advisers believes have strong growth potential. The portfolio may invest up to 25% of its total assets in foreign securities although the portfolio currently intends to limit its investments in foreign securities to 10% of its total assets. The portfolio may also invest up to 10% of its total assets in real estate investment trusts ("REITS").

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in small cap equity securities. The risks of investing in equity securities and the risks of investing in small cap (small company) securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance*




                                  [BAR CHART]

                         1997                     1998
                         17.1%                    0.1%

During the time period shown in the bar chart, the highest quarterly return was 19.46% (for the quarter ended 12/31/98) and the lowest return was -21.09% (for the quarter ended 09/30/98).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Emerging Small Company Trust            0.07%          N/A             8.80%                1/1/97

Russell 2000 Growth Index+              1.23%          N/A             6.93%
---------------------------------------------------------------------------------------------------------


* Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

+ All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.


SMALL COMPANY BLEND

Investment Objective

         The investment objective of the Small Company Blend is to seek long-term growth of capital and income. Generation of current dividends will be a secondary consideration.

Investment Policies

         Capital Guardian Trust Company (also referred to as "CGTC"), the subadviser to the portfolio, seeks to achieve this investment objective by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization between $50 million and $1 billion at the time of purchase. In determining market capitalization, CGTC may consider the value of shares which are publicly traded.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities, especially securities of small or unseasoned companies (less than 3 years operating experience). The risks of investing in equity securities and small or unseasoned companies are set forth below under "Risks of Investing in Certain Types of Securities."

MID CAP GROWTH TRUST
(formerly, the Small/Mid Cap Trust)

Investment Objective

         The investment objective of the Mid Cap Growth Trust is to seek long-term capital appreciation.

Investment Policies

         A I M Capital Management, Inc. (also referred to as "A I M Capital"), the subadviser to the portfolio, seeks to achieve this investment objective by investing the portfolio's assets principally in common stocks, with emphasis on medium-sized and smaller emerging growth companies. Any income received from securities held by the portfolio will be incidental.

         The Mid Cap Growth Trust's portfolio is primarily comprised of securities of two basic categories of companies:

- "core" companies, which A I M Capital considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and

- "earnings acceleration" companies which A I M Capital believes are currently enjoying a dramatic increase in profits.

         Constellation may also purchase the common stocks of foreign companies. It is not anticipated, however, that foreign securities will constitute more than 20% of the value of the portfolio.

Risks of Investing in This Portfolio

- The portfolio invests primarily in equity securities with emphasis on medium-sized and smaller emerging growth companies. The risks of investing in equity securities and small and medium size companies are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Performance*

                                  [BAR CHART]

                         1997                     1998
                         15.3%                    28.3%


During the time period shown in the bar chart, the highest quarterly return was 28.29% (for the quarter ended 12/31/98) and the lowest return was -16.12% (for the quarter ended 09/30/98).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Mid Cap Growth Trust (formerly,         28.29%         N/A            17.64%               3/04/96
the Small/Mid Cap Trust)

S&P MidCap 400 Index#                   19.12%         N/A            22.82%

Russell 2000 Growth Index                1.23%         N/A             7.48%

50%/50% Composite Index+                 9.94%         N/A            15.08%
---------------------------------------------------------------------------------------------------------


* Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

# All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

+ Comprised of 50% of the return of the S&P MidCap 400 Index and 50% of the return of the Russell Growth Index.


MID CAP STOCK TRUST

Investment Objective

         The investment objective of the Mid Cap Stock Trust is to seek long-term growth of capital.

Investment Policies

         Wellington Management Company (also referred to as "Wellington Management"), the subadviser to the portfolio, seeks to achieve the Trust's objective by investing the portfolio's assets primarily in equity securities of companies with market capitalizations within the range represented by of the Wilshire Mid Cap 750 Index.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- To the extent that the portfolio emphasizes a mid-capitalization growth style, the portfolio may underperform in markets that favor other styles.

OVERSEAS TRUST
(formerly, the International Growth and Income Trust)

Investment Objective

         The investment objective of the Overseas Trust is to seek growth of capital.

Investment Policies

         Fidelity Management Trust Company (also referred to as "FMTC"), the subadviser to the portfolio by normally invests at least 65% the portfolio's total assets in foreign securities (including American Depositary Receipts
(ADRs) and European Depositary Receipts (EDRs)). The portfolio may also invest in U.S. issuers. FMTC normally invests the portfolio's assets primarily in common stocks. FMTC normally allocates investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. FMTC uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Risks of Investing in this Portfolio
- The portfolio invests primarily in foreign equity securities. The risks of investing in equity securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may also invest up to 35% of its assets in non-investment grade debt securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance*



                                  [BAR CHART]

1995                     1996                     1997                     1998
7.0%                     12.6%                    -0.1%                    8.0%


During the time period shown in the bar chart, the highest quarterly return was 20.55% (for the quarter ended 12/31/98) and the lowest return was -20.76% (for the quarter ended 09/30/98).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Overseas Trust (formerly, the           8.04%          N/A            6.83%               1/09/95
International Growth and Income
Trust)

Customized Benchmark#+                 14.60%          N/A            7.77%

85%/15% Composite Index++              19.93%          N/A            9.94%

MSCI All Country World ex-
US Index##                             14.46%          N/A            8.18%
---------------------------------------------------------------------------------------------------------


* Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

# Comprised of 75% of the return of the MSCI EAFE Index, 15% of the return of the Salomon Brothers Non-$

   WGBI 10 Index, and 10% of return of the MSCI Emerging Markets Free ex Malaysia Index. In February of 1997, the 85%/15% Composite Index was adjusted to reflect the addition of the MSCI Emerging Markets Free ex Malaysia Index. This change was made to more accurately reflect the investment objective of the International Growth and Income Fund.

+ All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

++ Comprised of 85% of the return of the MSCI EAFE Index and 15% of the return of the Salomon Brothers Non-$ WGBI 10 Index.

## The MSCI All Country World ex-US Index was added to more accurately reflect the investment objective of the International Growth and Income Fund.


INTERNATIONAL STOCK TRUST

Investment Objective. The investment objective of the International Stock Trust is long-term growth of capital.

Investment Policies. Rowe Price-Fleming International, Inc. ("Price-Fleming"), the subadviser to the portfolio, seeks to attain this objective by investing the portfolio's assets primarily in common stocks of established, non-U.S. companies. The portfolio may also invest up to 35% of its assets in fixed-income securities and equity-related securities such as preferred stocks, warrants and convertible securities. Price-Fleming expects geographic diversification will be wide, including both developed and emerging markets.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in foreign equity securities including securities of companies in emerging markets. This and other risks of investing in foreign securities and equity securities are set forth below under "Risks of Investing in Certain Types of Securities." Because the portfolio may invest in foreign securities in emerging markets, an investment in the portfolio will be riskier than a portfolio that only invests in developed foreign countries.

Performance


                                  [BAR CHART]
                         1997                     1998
                         1.4%                     14.9%


During the time period shown in the bar chart, the highest quarterly return was 15.38% (for the quarter ended 12/31/98) and the lowest return was -13.59% (for the quarter ended 09/30/98).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available
International Stock                     14.91%         N/A             8.63%               1/01/97

MSCI EAFE Index*                        20.33%         N/A            10.82%
---------------------------------------------------------------------------------------------------------


* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

INTERNATIONAL VALUE TRUST

Investment Objective

         The investment objective of the International Value Trust is to seek long-term growth of capital.

Investment Policies

         Templeton Investment Counsel, Inc. (also referred to as "Templeton Investment"), the subadviser to the portfolio, seeks to achieve this investment objective by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.

         Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The portfolio also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the portfolio generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Debt securities include bonds, notes and debentures.

Principal Risks of Investing in this Portfolio
- The portfolio invests primarily in foreign equity securities. The risks of investing in equity securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 25% of its assets in debt (fixed-income) securities including foreign debt securities. The risks of investing in fixed-income securities and in foreign securities is set forth below under "Risks of Investing in Certain Types of Securities." Because the portfolio as a 25% limit on debt securities, these risks will not affect the portfolio to the same degree as the risks of foreign equity securities.


MID CAP BLEND TRUST
(formerly, the Equity Trust)

Investment Objective. The principal investment objective of the Mid Cap Blend Trust is growth of capital. Although current income is a secondary objective, growth of income may accompany growth of capital.

Investment Policies. Fidelity Management Trust Company ("FMTC"), the subadviser to the portfolio, seeks to attain this objective by investing the portfolio's assets primarily in common stocks of U.S. issuers or securities convertible into or which carry the right to buy common stocks. The portfolio may also invest in non-convertible preferred stocks and fixed-income securities. Normally, the portfolio will not invest more than 15% of its assets in these securities.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance

                                  [BAR CHART]

1990      1991      1992      1993      1994      1995      1996      1997      1998

-11.8%    17.9%     7.9%      16.3%     -0.5%     42.8%     20.1%     19.2%     9.4%


During the time period shown in the bar chart, the highest quarterly return was 42.79% (for the quarter ended 12/31/95) and the lowest return was -25.66% (for the quarter ended 12/31/87).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years     Ten Years     Date First Available

Mid Cap Blend Trust (formerly, the       9.41%        17.36%          14.02%               6/18/85
Equity Trust)

Blended Index+                          10.10%        21.11%          17.76%

S&P 500 Index                           28.58%        24.06%          19.19%
------------------------------------ ------------- ------------- ------------------ -----------------------

+ Blended Index reflects change from S&P 500 Index to the Russell MidCap Index as primary benchmark, effective July 1997. This change was made to more accurately reflect the investment style of the portfolio.


SMALL COMPANY VALUE TRUST

Investment Objective. The investment objective of the Small Company Value Trust is to seek long-term growth of capital.

Investment Policies. Rosenberg Institutional Equity Management ("Rosenberg"), the subadviser to the portfolio, seeks to obtain this objective by investing the portfolio's assets in equity securities of small companies (with market values of $1 billion or less) which are traded principally in the markets of the United States.
Rosenberg utilizes several computer models to assist in the stock selection process.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities, especially securities of small or unseasoned companies (less than 3 years operating experience). The risks of investing in equity securities and small or unseasoned companies are set forth below under "Risks of Investing in Certain Types of Securities."

- The computer models used in the stock selection process may not identify securities of companies that have long-term growth.

- The portfolio may invest up to 100% of its assets in U.S. dollar denominated foreign common stocks. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the risks of maintaining assets in a foreign country described in this section.


Performance


                                  [BAR CHART]

                                      1998

                                     -4.7%

During the time period shown in the bar chart, the highest quarterly return was 11.80% (for the quarter ended 12/31/98) and the lowest return was -18.31% (for the quarter ended 09/30/98).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Small Company Value                     -4.72%         N/A            -7.28%               10/01/97

Russell 2000 Index*                     -2.55%         N/A            -4.68%
---------------------------------------------------------------------------------------------------------


* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.



GLOBAL EQUITY TRUST

Investment Objective. The investment objective of the Global Equity Trust is long-term capital appreciation.

Investment Policies. Morgan Stanley Asset Management Inc. ("Morgan Stanley"), the subadviser to the portfolio, seeks to achieve this objective by investing the portfolio's assets primarily in equity securities of issuers throughout the world, including U.S. issuers and emerging markets.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in foreign equity securities including securities of companies in emerging markets. Because the portfolio may invest in foreign securities in emerging markets, an investment in the portfolio will be riskier than an investment in a portfolio that only invests in developed foreign countries. The risks of investing in foreign securities and equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance


                                  [BAR CHART]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998

23.8%     -10.4%    12.8%     -0.7%     32.9%     1.7%      7.7%      12.6%     20.8%     12.2%

During the ten-year period shown in the bar chart, the highest quarterly return was 32.89% (for the quarter ended 12/31/93) and the lowest return was -16.38% (for the quarter ended 09/30/90).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years       Ten Years      Date First Available

Global Equity+                          12.24%        10.84%          10.69%               3/18/88

MSCI World Index*                       24.80%        16.19%          11.21%
---------------------------------------------------------------------------------------------------------


+  Current subadviser assignment became effective October 1, 1996.

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

GROWTH TRUST

Investment Objective

         The investment objective of the Growth Trust is to seek long-term growth of capital.

Investment Policies

         State Street Global Advisors (also referred to as "SSgA"), the subadviser to the portfolio, seeks to achieve this investment objective by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater). In selecting securities for the portfolio, SSgA uses independent investment perspectives, such as value and growth, to identify securities that are undervalued and have superior growth potential. The portfolio is constructed to take advantage of those securities with the greatest investment potential while seeking to minimize risk by maintaining portfolio characteristic similar to the large capitalization growth segment of the U.S. equity market, as measured by the Russell 1000 Growth Index.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance*



                                  [BAR CHART]

                         1997                     1998

                         25.3%                    24.0%


During the time period shown in the bar chart, the highest quarterly return was 25.35% (for the quarter ended 12/31/97) and the lowest return was -12.49% (for the quarter ended 09/30/98).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Growth Trust                            23.95%         N/A            24.59%               7/15/96

S&P 500 Index                           28.58%         N/A            33.17%

Russell 1000 Growth+                    38.82%         N/A            33.93%
---------------------------------------------------------------------------------------------------------


* Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

+ The Russell 1000 Growth Index was added to more accurately reflect the investment objective of the Growth Fund.



LARGE CAP GROWTH TRUST
(formerly, the Aggressive Automatic Asset Allocation Trust)

Investment Objective

         The investment objective of the Large Cap Growth Trust is to seek long-term growth of capital.

Investment Policies

         Fidelity Management Trust Company (also referred to as "FMTC"), the subadviser to the portfolio, normally invests the portfolio's assets primarily in common stocks. FMTC normally invests at least 65% of the portfolio's total assets in securities of companies with large market capitalizations. FMTC defines large market capitalization companies as those with market capitalizations of $1 billion or more at the time of the portfolio's investment. FMTC may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. FMTC is not constrained by any particular investment style. At any given time, FMTC may tend to buy "growth" stocks or "value" stocks, or a combination of both types. FMTC uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance*



                                  [BAR CHART]

1990      1991      1992      1993      1994      1995      1996      1997      1998

-7.3%     23.0%     8.2%      10.3%     -0.7%     22.8%     13.0%     19.1%     19.1%



During the time period shown in the bar chart, the highest quarterly return was 22.96% (for the quarter ended 12/31/91) and the lowest return was -13.23% (for the quarter ended 09/30/90).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Large Cap Growth Trust (formerly,       19.12%        14.34%          10.82%               8/03/89
the Aggressive Automatic Asset
Allocation Trust)

Wilshire 5000 Index+                    23.43%        21.79%          16.46%

MSCI EAFE Index                         20.33%         9.50%           5.57%

Customized Benchmark#                   17.71%        14.66%          11.88%
---------------------------------------------------------------------------------------------------------

* Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

+ All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

# Customized Benchmark is comprised of 47.5% of the return of the Wilshire 5000, 20% of the MSCI

EAFE Index, 15% of the return of the Lehman Brothers Aggregate Bond Index, 10% of the return of the 90 Day T-Bill, and 7.5% of the return of the Merrill Lynch High Yield Index.

QUANTITATIVE EQUITY TRUST

Subadviser.

Investment Objective. The investment objective of the Quantitative Equity Trust is intermediate- and long-term growth through capital appreciation and current income by investing the portfolio's assets in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

Investment Policies. Manufacturers Adviser Corporation ("MAC"), the subadviser to the portfolio, seeks to achieve this objective by investing principally in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.

Principal Risks of Investing in this Portfolio

- MAC is assisted by computer models in determining a company's potential to provide an above average rate of return. If the computer model is not correct, the securities of the company purchased by the portfolio may not increase in value and could even decrease in value.

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 100% of its assets in U.S. dollar denominated foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the risks of maintaining assets in a foreign country described in this section.

Performance

                                  [BAR CHART]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998

30.7%     -4.1%     -30.2%    6.1%      13.4%     -4.2%     29.2%     17.9%     29.8%     26.4%


During the time period shown in the bar chart, the highest quarterly return was 30.66% (for the quarter ended 12/31/89) and the lowest return was -23.71% (for the quarter ended 12/31/87).


---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years     Ten Years         Date First Available

Quantitative Equity#                    26.35%        19.08%          16.74%               4/30/87

S&P 500 Index*                          28.58%        24.06%          19.19%
---------------------------------------------------------------------------------------------------------

# On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for each of these portfolios is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.


BLUE CHIP GROWTH TRUST

Investment Objective. The primary investment objective of the Blue Chip Growth Trust is to provide long-term growth of capital. Current income is a secondary objective.

Investment Policies. T. Rowe Price Associates, Inc. ("T. Rowe Price"), the subadviser to the portfolio, seeks to achieve this objective by investing at least 65% of the portfolio's total assets in the common stocks of large and medium-sized blue chip companies as defined by T. Rowe Price. These are firms that in T. Rowe Price's view, are well-established in their industries and have the potential for above-average earnings growth. T. Rowe Price considers blue chip companies to include companies which have (i) a leading market position,
(ii) a seasoned management team and (iii) strong financial fundamentals. Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also purchase other types of securities such as foreign securities, convertible stocks and bonds and warrants if consistent with the portfolio's investment objective.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities and to a limited extent in fixed-income securities. The risks of investing in equity securities and fixed-income securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest a limited extent in fixed-income securities, the risks associated with fixed-income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed-income securities.

- During periods when growth stocks are not in favor with other investors, the portfolio may not perform as well as a portfolio that invests in value stocks that can cushion share prices in a down market.

- The portfolio may invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities is set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Performance


                                  [BAR CHART]

1993      1994      1995      1996      1997      1998

-3.8%     -4.8%     26.5%     25.9%     26.9%     28.5%


During the time period shown in the bar chart, the highest quarterly return was 28.49% (for the quarter ended 12/31/98) and the lowest return was -12.12% (for the quarter ended 09/30/98).


---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Blue Chip Growth+                       28.49%        19.86%          15.26%               12/1/92

S&P 500 Index                           28.58%        24.06%          21.40%
---------------------------------------------------------------------------------------------------------

+  Current subadviser assignment became effective October 1, 1996.


REAL ESTATE SECURITIES TRUST

Investment Objective. The investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and fixed-income securities.

Investment Policies. Manufacturers Adviser Corporation ("MAC"), the subadviser to the portfolio, seeks to achieve this objective by investing the portfolio's assets in real estate investment trusts (also referred to as REITs) and equity and fixed-income securities issued by companies which invest in real estate or interests therein. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests.

Principal Risks of Investing in this Portfolio

- Investing in REITs and real estate related securities involves the risks associated with real estate investing, such as declines in real estate values, deterioration in general and local economic conditions and increases in interest rates. Any such developments could negatively affect the securities held by the portfolio and the value of the portfolio may decline.

- REITs and real estate related securities are also subject to the risks associated with financial building projects such as management skills, heavy cash flow dependency and increases in operating and building expenses. Problems which affect the building projects could negatively affect the securities held by the portfolio and the value of the portfolio may decline.

- Shares of REITs may trade less frequently and, therefore are subject to more erratic price movements than securities of larger issuers.

- The portfolio may invest in both equity and fixed-income real estate related securities. The risks of investing in both of these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 100% of its assets in U.S. dollar denominated foreign securities. The risks of investing in foreign securities are described below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the exchange rate risks described in this section.

Performance


                                  [BAR CHART]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998

9.2%      -4.5%     41.1%     21.3%     22.6%     -2.8%     15.1%     34.7%     18.4%     -16.4%

During the time period shown in the bar chart, the highest quarterly return was 41.09% (for the quarter ended 12/31/91) and the lowest return was -16.44% (for the quarter ended 12/31/98).

--------------------------------------------------------------------------------------------------------
                                        One Year    Five Years       Ten Years      Date First Available
Real Estate Securities#                 -16.44%       8.33%           12.56%            4/30/87

Morgan Stanley REIT Index+*             -16.90%        N/A              N/A

NAREIT Index                            -18.82%       9.33%            8.63%
--------------------------------------------------------------------------------------------------------

# On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for each of these portfolios is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

+ The Morgan Stanley REIT Index commenced on December 30, 1994, therefore the 5 year and 10 year return periods are not applicable for this index.

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.


VALUE TRUST

Investment Objective. The investment objective of the Value Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

Investment Policies. Miller Anderson & Sherrerd, LLP ("MAS"), the subadviser to the portfolio, seeks to attain this objective by investing the portfolio's assets primarily in equity securities of companies with market values usually greater than $300 million. MAS seeks to select equity securities which MAS believes to be undervalued by the market.

Principal Risks of Investing in this Portfolio

- The price of the securities purchased by the portfolio will increase if other investors in the stock market subsequently believe that the securities are undervalued and are willing to pay a higher price for them. If other investors in the stock market continue indefinitely to undervalue these securities, or if in fact these securities are not undervalued, the value of the portfolio may decline.

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance


                                  [BAR CHART]

                         1997                     1998

                         22.1%                    -1.7%

During the time period shown in the bar chart, the highest quarterly return was 14.12% (for the quarter ended 06/30/97) and the lowest return was -17.46% (for the quarter ended 09/30/98).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Value                                   -1.72%         N/A             9.59%               1/01/97
S&P 500 Index*                          28.58%         N/A            30.95%
Russell MidCap Value Index               5.08%         N/A            18.83%
---------------------------------------------------------------------------------------------------------

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.


EQUITY INDEX TRUST

Investment Objective. The investment objective of the Equity Index Trust is to approximate the aggregate total return of publicly traded common stocks which are included in the Standard & Poor's Composite Stock Price Index (the "S&P 500 Index").

Investment Policies. The portfolio is designed to provide a less costly and convenient way to invest in the equity securities of a diversified group of U.S. companies. The portfolio is not actively managed; rather, Manufacturers Adviser Corporation ("MAC"), the subadviser to the portfolio, tries to match the performance of the S&P 500 Index by investing the portfolio's assets in common stocks that are included in the S&P 500 Index in approximately the proportion of their respective market value weightings in the S&P 500 Index. The S&P 500 Index fluctuates in value with changes in the market value of the stocks included in the S&P 500 Index at any point in time.

Principal Risks of Investing in this Portfolio

- An investment in the Equity Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- Since the portfolio is not actively managed, if the S&P 500 Index does not perform well, MAC will not have the ability to transfer portfolio assets into other investments.

Performance


                                  [BAR CHART]

                         1997                     1998

                         33.5%                    28.5%

During the time period shown in the bar chart, the highest quarterly return was 33.53% (for the quarter ended 12/31/97) and the lowest return was -9.79% (for the quarter ended 09/30/98).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Equity Index#                           28.56%         N/A            26.59%               2/14/96

S&P 500 Index                           28.58%         N/A            26.22%
---------------------------------------------------------------------------------------------------------

# On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for each of these portfolios is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.


GROWTH AND INCOME TRUST

Investment Objective. The investment objective of the Growth and Income Trust is to provide long-term growth of capital and income consistent with prudent investment risk.

Investment Policies. Wellington Management Company, LLP ("Wellington Management"), the subadviser to the portfolio, seeks to achieve the Trust's objective by investing the portfolio's assets primarily in common stocks of U.S. issuers which Wellington Management believes are of high quality. Wellington Management believes that high quality is evidenced by a leadership position within an industry, a strong financial condition, steady or increasing dividend payout and strong management skills. The portfolio may also invest in securities convertible into or which carry the right to buy common stocks. The portfolio may also invest up to 20% of its assets in foreign securities.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities is set forth below under "Risks of Investing in Certain Types of Securities."

- Because the portfolio invests primarily in high quality equity securities, it may underperform portfolios invested in more speculative growth securities when these securities are in favor in the market.

Performance


                                  [BAR CHART]

1992      1993      1994      1995      1996      1997      1998

10.2%     9.6%      2.9%      29.2%     22.8%     32.8%     26.5%


During the time period shown in the bar chart, the highest quarterly return was 32.83% (for the quarter ended 12/31/97) and the lowest return was -9.63% (for the quarter ended 09/30/98).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Growth and Income                       26.52%        22.36%          18.44%               4/23/91
S&P 500 Index                           28.58%        24.06%          19.80%
---------------------------------------------------------------------------------------------------------



U.S. LARGE CAP VALUE TRUST

Investment Objective

         The investment objective of the U.S. Large Cap Value Trust is to seek long-term growth of capital and income.

Investment Policies

         Capital Guardian Trust Company (also referred to as "CGTC"), the subadviser to the portfolio, seeks to achieve this investment objective by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities, including securities of medium sized companies. The risks of investing in equity securities and medium sized companies are set forth below under "Risks of Investing in Certain Types of Securities."

EQUITY-INCOME TRUST

Investment Objective. The investment objective of the Equity-Income Trust is to provide substantial dividend income and also long-term capital appreciation.

Investment Policies. T. Rowe Price Associates, Inc. ("T. Rowe Price"), the subadviser to the portfolio, seeks to attain this objective by investing primarily in common stocks of well established companies paying above-average dividends. T. Rowe Price believes that income can contribute significantly to total return over time. T. Rowe Price seeks to select equity securities that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. The portfolio may purchase other types of securities, such as foreign securities, preferred stocks, convertible stocks and bonds, warrants and fixed-income securities when considered consistent with the portfolio's investment objective.

Principal Risks of Investing in this Portfolio

- The portfolio's emphasis on stocks of established companies paying high dividends, and its potential investments in fixed-income securities, may limit its potential appreciation in a broad market advance. The portfolio's value approach carries the risk that the market will not recognize a securities intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 25% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 25% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Performance


                                  [BAR CHART]

1994           1995           1996           1997           1998

0.8%           23.7%          19.9%          29.7%          9.2%

During the time period shown in the bar chart, the highest quarterly return was 29.71% (for the quarter ended 12/31/97) and the lowest return was -7.68% (for the quarter ended 09/30/98).


---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Equity-Income+                           9.21%        16.18%          16.05%               2/19/93

S&P 500 Index                           28.58%        24.06%          22.28%

Russell 1000 Value*                     15.63%        20.85%          20.34%
---------------------------------------------------------------------------------------------------------

+  Current subadviser assignment became effective October 1, 1996.

* The Russell 1000 Value Index was added to more accurately reflect the investment objective of the Equity-Income Fund.


INCOME & VALUE TRUST
(formerly, the Moderate Automatic Asset Allocation Trust)

Investment Objective

         The investment objective of the Income & Value Trust is to seek the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income.

Investment Policies

         Capital Guardian Trust Company (also referred to as "CGTC"), the subadviser to the portfolio, seeks to achieve this investment objective by investing the portfolio's assets in both equity and fixed-income securities. CGTC has full discretion to determine the allocation of assets between equity and fixed-income securities. Generally, between 25% and 75% of the portfolio's assets will be invested in fixed-income securities unless CGTC determines that some other proportion would better serve the portfolio's investment objective.

Principal Risks of Investing in this Portfolio

- The portfolio invests in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio invests in fixed-income securities, including those rated below investment grade. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in mortgage-backed and other asset-backed securities. Investing in these securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages or pools of assets result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

Performance*


                                  [BAR CHART]

1990      1991      1992      1993      1994      1995      1996      1997      1998

-6.2%     21.2%     8.3%      10.1%     -1.6%     20.7%     10.0%     15.9%     15.3%

During the time period shown in the bar chart, the highest quarterly return was 21.23% (for the quarter ended 12/31/91) and the lowest return was -10.28% (for the quarter ended 09/30/90).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Income & Value Trust (formerly,         15.27%        11.76%           9.59%               8/03/89
the Moderate Automatic Asset
Allocation Trust)

Wilshire 5000 Index+                    23.43%        21.79%          16.46%

Lehman Brothers Aggregate Bond           8.67%         7.27%           8.59%
Index

Customized Benchmark#                   14.37%        12.25%          10.96%
---------------------------------------------------------------------------------------------------------

* Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

+ All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

# Customized Benchmark is comprised of 32.5% of the return of the Wilshire 5000, 10% of the MSCI EAFE Index, 40% of the return of the Lehman Brothers Aggregate Bond Index, 10% of the return of the 90 Day T-Bill, and 7.5% of the return of the Merrill Lynch High Yield Index.


BALANCED TRUST

Investment Objective. The investment objective of the Balanced Trust is current income and capital appreciation.

Investment Policies. Founders Asset Management LLC ("Founders"), the subadviser to the portfolio, seeks to attain this objective by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities. Normally, the Balanced Trust will invest up to 75% of its total assets in common stocks, securities convertible into common stocks and preferred stocks. The portfolio will invest at least 25% of its total assets in investment grade fixed-income securities. The portfolio may invest, however, in an unlimited amount of fixed-income securities.

Principal Risks of Investing in this Portfolio

- The portfolio invests significantly in equity securities and also invests in fixed-income securities. The risks of investing in equity securities and fixed-income securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 30% of its assets in foreign securities (with no more than 25% invested in any one foreign country) and may invest without limitation in American Depository Receipts which increases the risk of investing in the portfolio as described below under "Foreign Securities." American Depository Receipts are receipts for the shares of a foreign-based corporation held in the vault of a U.S. bank. Since these receipts are U.S. dollar denominated, they are not subject to the risks of maintaining assets in a foreign country described under "Foreign Securities."

- The portfolio may invest up to 25% of its assets in investment grade fixed income securities. Investment grade fixed income securities in the lowest rating category involve more risk than these securities in the higher rating categories as described under "Risks of Investing in Certain Types of Securities."

Performance


                                  [BAR CHART]

                         1997                    1998

                         17.8%                    14.3%

During the time period shown in the bar chart, the highest quarterly return was 14.08% (for the quarter ended 12/31/98) and the lowest return was -2.53% (for the quarter ended 09/30/98).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Balanced                                14.25%         N/A            16.41%               1/01/97

S&P 500 Index*                          28.58%         N/A            30.95%

Lehman Brothers Aggregate Bond           8.67%         N/A             9.18%
Index

50%/50% Composite Index+                18.99%         N/A            20.12%
---------------------------------------------------------------------------------------------------------

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

+ Comprised of 50% of the return of the S&P Index and 50% of the return of the Lehman Brothers Aggregate Bond Index.


HIGH YIELD TRUST

Investment Objective. The investment objective of the High Yield Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

Investment Policies. Miller Anderson & Sherrerd, LLP ("MAS"), the subadviser to the portfolio, seeks to attain this objective by investing the portfolio's assets primarily in high yield fixed-income securities, including corporate bonds and other fixed-income securities. The portfolio's average weighted maturity for the securities that it purchases will be greater than five years. High yield fixed-income securities are securities rated Ba and lower by Moody's and BB and lower by Standard & Poor's. Securities rated Baa and lower by Moody's and BBB by Standard & Poor's are non-investment grade securities commonly known as "junk bonds." At times, more than 50% of the portfolio's assets may be invested in mortgage-backed securities. The portfolio may invest up to 100% of its assets in foreign securities, including emerging market securities.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in non-investment grade fixed-income securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 100% of its assets in foreign securities including securities of companies in emerging markets. The risks of investing in foreign securities are set forth below under "Risks of Investing in Foreign Securities." Because the portfolio may invest up to 100% of its assets in foreign securities, which are generally riskier investments than U.S. securities, investing in this portfolio is riskier than investing in a portfolio that invests primarily in U.S. high yield fixed-income securities.

- The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.



Performance


                                  [BAR CHART]

                         1997                     1998

                         12.7%                    2.8%

During the time period shown in the bar chart, the highest quarterly return was 6.79% (for the quarter ended 06/30/97) and the lowest return was -6.52% (for the quarter ended 09/30/98).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

High Yield                              2.78%          N/A             7.64%               1/01/97

Salomon Brothers High Yield Market      3.60%          N/A             8.29%
Index*
---------------------------------------------------------------------------------------------------------

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.


STRATEGIC BOND TRUST

Investment Objective. The investment objective of the Strategic Bond Trust is to seek a high level of total return consistent with preservation of capital.

Investment Policies. Salomon Brothers Asset Management Inc ("SBAM"), the subadviser to the portfolio, invests the Strategic Bond Trust's assets among five segments of the fixed-income market in amounts which SBAM believes will best contribute to the achievement of the portfolio's objective, (a) U.S. Government obligations, (b) investment grade domestic corporate fixed-income securities, (c) high yield corporate fixed-income securities, (d) mortgage-backed securities and (e) investment grade and high yield international fixed-income securities. SBAM will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of total return that can be achieved from a portfolio which is invested in these securities without incurring undue risks to principal value.

Principal Risks of Investing in this Portfolio

- Whether the portfolio achieves its investment objective is significantly dependent on the ability of SBAM to allocate the portfolio's effectively among the different investment categories. If SBAM does not correctly assess the returns that can be achieved from a particular category of assets, the returns for the portfolio could be volatile and the value of the portfolio may decline.

- The portfolio invests substantially all of its assets in fixed-income securities, including a significant amount in non-investment grade fixed-income securities. The risks of investing in fixed-income securities is set forth below under "Risks of Investing In Foreign Securities."

- The portfolio may invest up to 100% of its assets in foreign securities including securities of companies in emerging markets. Investing in foreign securities increases the risk of investing in the portfolio. However, the ability of the portfolio to spread its investments among the fixed-income markets in a number of different countries may reduce the overall level of market risk of the portfolio to the extent it may reduce the portfolio's exposure to a single market. The risks of investing in foreign securities are set forth below under "Risks of Investing in Foreign Securities."

- The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the value of the portfolio may decline. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

Performance


                                  [BAR CHART]

1994           1995           1996           1997           1998

-6.0%          19.2%          14.7%          11.0%          1.3%

During the time period shown in the bar chart, the highest quarterly return was 19.22% (for the quarter ended 12/31/95) and the lowest return was -5.99% (for the quarter ended 12/31/94).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Strategic Bond                          1.31%         7.64%            8.02%               2/19/93

Lehman Brothers Aggregate Bond          8.67%         7.27%            7.24%

Index*
---------------------------------------------------------------------------------------------------------

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.


GLOBAL BOND TRUST
(formerly, the Global Government Bond Trust)

Investment Objective

         The investment objective of the Global Bond Trust is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management.

Investment Policies

         Pacific Investment Management Company (also referred to as "PIMCO"), the subadviser to the portfolio, seeks to achieve this investment objective by investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

         Under normal circumstances, at least 65% of its assets will be invested in fixed income securities of issuers located in at least three countries (one of which may be the United States). These securities may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. Depending on PIMCO's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the portfolio's assets. The average portfolio duration of the Global Bond Trust will normally vary within a three- to seven- year time frame. (Duration is a measure of the expected life of a fixed income security on a present value basis.)

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in foreign fixed income securities. The risks of investing in fixed income securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

Performance*


                                  [BAR CHART]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998

4.5%      13.5%     15.9%     2.3%      19.0%     -5.7%     23.2%     13.0%     2.9%      7.6%


During the time period shown in the bar chart, the highest quarterly return was 23.18% (for the quarter ended 12/31/95) and the lowest return was -5.75% (for the quarter ended 12/31/94).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years      Ten Years        Date First Available

Global Bond Trust (formerly, the        7.61%         7.77%            9.29%               3/18/88
Global Government Bond Trust)

Salomon Brothers World Government      15.29%         7.85%            8.97%
Bond Index+
---------------------------------------------------------------------------------------------------------

* Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

+ All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.



TOTAL RETURN TRUST

Investment Objective

         The investment objective of the Total Return Trust is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management.

Investment Policies

         Pacific Investment Management Company (also referred to as "PIMCO"), the subadviser to the portfolio, seeks to achieve this investment objective by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of the Total Return Trust will normally vary within a three- to six- year time frame based on PIMCO's forecast for interest rates. (Duration is a measure of the expected life of a fixed income security on a present value basis.) The portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar -denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which PIMCO believes to be relatively undervalued.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in fixed income securities. The risks of investing in fixed income are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may also invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."


INVESTMENT QUALITY BOND TRUST

Investment Objective. The investment objective of the Investment Quality Bond Trust is to provide a high level of current income consistent with the maintenance of principal and liquidity.

Investment Policies. Wellington Management Company, LLP ("Wellington Management"), the subadviser to the portfolio, seeks to achieve the Trust's objective by investing primarily in investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. At least 65% of the portfolio's assets will be invested in (i) fixed-income securities of U.S. and foreign issuers (payable in U.S. dollars) rated "A" or better by Moody's or Standard & Poor's (or, if unrated, of comparable quality), (ii) U.S. government securities and (iii) cash and cash equivalents. The portfolio may also invest up to 20% of its assets in domestic and foreign high yield corporate and government fixed-income securities, commonly known as "junk bonds."

Principal Risks of Investing in this Portfolio

- The portfolio invests substantially all of its assets in fixed-income securities, including non-investment grade fixed-income securities. Because the portfolio invests in fixed-income securities with intermediate to longer term maturities, the portfolio will be more sensitive to interest rate changes than a portfolio that invests in fixed-income securities with shorter maturities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance


                                  [BAR CHART]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998

11.3%     -2.7%     16.1%     7.2%      10.0%     -4.6%     19.5%     2.6%      9.8%      8.7%


During the time period shown in the bar chart, the highest quarterly return was 19.49% (for the quarter ended 12/31/95) and the lowest return was -13.18% (for the quarter ended 12/31/90).

---------------------------------------------------------------------------------------------------------

                                       One Year     Five Years       Ten Years       Date First Available
Investment Quality Bond+                8.73%         6.88%            7.88%               6/18/85
Customized Benchmark#*                  9.23%         7.47%            9.52%
Lehman Brothers Aggregate Bond          8.67%         7.27%            9.26%
Index
---------------------------------------------------------------------------------------------------------

+  Current subadviser assignment became effective April 23, 1991.

# Customized Benchmark is comprised of 50% of the return of the Lehman Brothers Government Bond Index and 50% of the return of the Lehman Brothers Corporate Bond Index.

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.


DIVERSIFIED BOND TRUST
(formerly, the Conservative Automatic Asset Allocation Trust)

Investment Objective

         The investment objective of the Diversified Bond Trust is to seek high total return as is consistent with the conservation of capital.

Investment Policies

         Capital Guardian Trust Company (also referred to as "CGTC"), the subadviser to the portfolio, seeks to achieve this investment objective by investing the portfolio's assets in fixed-income securities, including up to 20% in fixed-income securities rated below investment grade.

Principal Risks of Investing in this Portfolio

- The portfolio invests in fixed-income securities, including those rated below investment grade. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance*


                                  [BAR CHART]

1990      1991      1992      1993      1994      1995      1996      1997      1998

-3.8%     18.8%     7.4%      9.0%      -1.8%     18.1%     7.0%      11.4%     10.7%

During the time period shown in the bar chart, the highest quarterly return was 18.80% (for the quarter ended 12/31/91) and the lowest return was -6.26% (for the quarter ended 09/30/90).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Diversified Bond Trust(formerly,        10.68%        8.88%            8.03%               8/03/89
the Conservative  Automatic Asset
Allocation Trust)

90 Day T-Bill+                          5.33%         5.32%            5.36%

Lehman Brothers Aggregate Bond          8.67%         7.27%            8.59%
Index

Customized Benchmark#                  11.74%         9.86%            9.37%
---------------------------------------------------------------------------------------------------------

* Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

+ All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

# Customized Benchmark is comprised of 20% of the return of the Wilshire 5000, 5% of the MSCI EAFE Index, 50% of the return of the Lehman Brothers Aggregate Bond Index, 25% of the return of the 90 Day T-Bill.



U.S. GOVERNMENT SECURITIES TRUST

Investment Objective. The investment objective of the U.S. Government Securities Trust is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity.

Investment Polices. Salomon Brothers Asset Management Inc ("SBAM"), the subadviser to the portfolio, seeks to attain this objective by investing a substantial portion (at least 80%) of the portfolio's assets in fixed-income obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

Principal Risks of Investing in this Portfolio

- While the portfolio invests a substantial portion of its assets in securities which are guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities, the market value of the portfolio could still decline due to interest rate changes. When interest rates decline, the market value of the portion of the portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a portfolio invested at lower yields can be expected to decline. Fixed-income securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities.

- Investing in mortgage backed securities subjects the portfolio to prepayment risk. Prepayment of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

Performance


                                  [BAR CHART]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998

13.2%     8.6%      14.0%     6.2%      7.6%      -1.2%     15.6%     3.4%      8.5%      7.5%


During the time period shown in the bar chart, the highest quarterly return was 15.57% (for the quarter ended 12/31/95) and the lowest return was -2.02% (for the quarter ended 03/31/92).

---------------------------------------------------------------------------------------------------------

                                       One Year     Five Years       Ten Years       Date First Available

U.S. Government Securities+             7.49%         6.59%            8.10%               3/18/88

Merrill Lynch 1-10yr Gov't Index*       8.63%         6.50%            8.34%

Salomon Brothers 1-10yr Government      7.95%         6.59%            8.49%
Index#
---------------------------------------------------------------------------------------------------------

+  Current subadviser assignment became effective December 13, 1991.

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

# The Salomon Brothers 1-10yr Government Index was added to more accurately reflect the investment objective of the U.S. Gov't Securities Fund.


MONEY MARKET TRUST

Investment Objective. The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity.

Investment Policies. Manufacturers Adviser Corporation ("MAC"), the subadviser to the portfolio, seeks to achieve this objective by investing in high quality, U.S. dollar denominated money market instruments. The portfolio may also invest up to 20% of its assets in high quality, U.S. dollar denominated foreign money market instruments.

Principal Risks of Investing in this Portfolio

- An investment in the Money Market Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Trust seeks to preserve the value of a shareholder's investment at $10.00 per share, it is possible to lose money by investing in this portfolio. For example, the portfolio could lose money if a security purchased by the portfolio is downgraded and the portfolio must sell the security at less than the cost of the security.

- The portfolio may invest up to 20% of its assets in U.S. dollar denominated foreign securities which increases the risk of investing in the portfolio as described below under "Foreign Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the exchange rate risks described in this section.

Performance


                                  [BAR CHART]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998

8.6%      7.8%      5.7%      3.4%      2.7%      3.8%      5.6%      5.1%      5.2%      5.0%


During the time period shown in the bar chart, the highest quarterly return was 8.59% (for the quarter ended 12/31/89) and the lowest return was 0.64% (for the quarter ended 06/30/93).

---------------------------------------------------------------------------------------------------------

                                       One Year     Five Years       Ten Years       Date First Available

Money Market#                           5.03%         4.94%            5.27%               6/18/85
U.S. 30 Day T-Bill                      4.86%         4.96%            5.29%
---------------------------------------------------------------------------------------------------------

# On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for each of these portfolios is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.



LIFESTYLE TRUSTS


        PORTFOLIO                       INVESTMENT OBJECTIVE             INVESTMENT POLICIES    PRINCIPAL RISKS
--------------------------    ---------------------------------------    -------------------    ---------------

Lifestyle Aggressive 1000     To provide long-term growth of capital.    100% Equity*              See below
                              Current income is not a consideration

Lifestyle Growth 820          To provide long-term growth of capital.    80% Equity*               See below
                              Current income is also a consideration.    20% Fixed-Income*

Lifestyle 640                 To provide a balance between a high        60% Equity*               See below
                              level of current income and growth of      40% Fixed-Income*
                              capital with a greater emphasis on
                              growth of capital.

Lifestyle Moderate 460        To provide a balance between a high        40% Equity*               See below
                              level of current income and growth of      60% Fixed-Income*
                              capital with a greater emphasis on
                              income.

Lifestyle Conservative 280    To provide a high level of current         20% Equity*               See below
                              income with some consideration given to    80% Fixed-Income*
                              growth of capital.


* Manufacturers Adviser Corporation ("MAC"), the subadviser to the Lifestyle Trusts, achieves these percentages by investing in other portfolios of the Trust which invest primarily in either equity securities and fixed-income securities, as applicable. The portfolios that invest primarily in fixed-income securities are: (a) the High-Yield Trust, (b) the Strategic Bond Trust, (c) the Global Bond Trust, (d) the Total Return

Trust, (c) the Investment Quality Bond Trust, (c) the Diversified Bond Trust,
(f) the U.S. Government Securities Trust and (g) the Money Market Trust. All the other portfolios of the Trust invest primarily in equity securities.


              Principal Risks of Investing in the Lifestyle Trusts

The Lifestyle portfolios are ranked in order of risk. The Lifestyle Aggressive 1000 portfolio is the riskiest of the Lifestyle portfolios since it invests 100% of its assets in other portfolios of the Trust which invest primarily in equity securities. The Lifestyle Conservative 280 portfolio is the least risky of the Lifestyle portfolios since it invests approximately 80% of its assets in other portfolios of the Trust which invest primarily in fixed-income securities. Each Lifestyle portfolio is subject to the same risks as the portfolios in which it invests.

         The principal risks of investing in each of the Lifestyle Trusts are that:

- To the extent a Lifestyle portfolio invests in other portfolios that invest primarily in equity securities, the Lifestyle portfolio will be subject to the risks of investing in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- To the extent a Lifestyle portfolio invests in other portfolios that invest primarily in fixed-income securities, the portfolio will be subject to the risks of investing in fixed-income securities. Some of the fixed-income portfolios may invest in non-investment grade securities. The risks of investing in fixed-income securities, including non-investment grade securities, are set forth below under "Risks of Investing in Certain Types of Securities."

- Each of the Lifestyle portfolios is a non-diversified portfolio so that it may invest substantially all of its assets in other portfolios of the Trust. The risks of investing in a non-diversified portfolio are set forth below.


Performance                Lifestyle Aggressive 1000


                                  [BAR CHART]

                         1997                     1998

                         10.9%                    4.9%


During the time period shown in the bar chart, the highest quarterly return was 17.52% (for the quarter ended 12/31/98) and the lowest return was -17.78% (for the quarter ended 09/30/98).

                              Lifestyle Growth 820

                                  [BAR CHART]

                         1997                     1998

                         13.8%                    6.2%

During the time period shown in the bar chart, the highest quarterly return was 13.90% (for the quarter ended 12/31/98) and the lowest return was -13.65% (for the quarter ended 09/30/98).

                                 Lifestyle 640

                                  [BAR CHART]

                         1997                     1998

                         14.1%                    5.7%


During the time period shown in the bar chart, the highest quarterly return was 10.78% (for the quarter ended 12/31/98) and the lowest return was -10.36% (for the quarter ended 09/30/98).



                             Lifestyle Moderate 460

                                  [BAR CHART]

                         1997                     1998

                         13.7%                    9.8%

During the time period shown in the bar chart, the highest quarterly return was 9.76% (for the quarter ended 12/31/98) and the lowest return was -5.15% (for the quarter ended 09/30/98).




                           Lifestyle Conservative 280

                                  [BAR CHART]

                         1997                     1998

                         12.2%                    10.2%

During the time period shown in the bar chart, the highest quarterly return was 10.20% (for the quarter ended 12/31/98) and the lowest return was -0.53% (for the quarter ended 09/30/98).

---------------------------------------------------------------------------------------------------------
                                       One Year     Five Years   Life of Portfolio   Date First Available

Lifestyle Aggressive 1000               4.86%          N/A             7.91%               1/07/97
Russell 2000 Index*                    -2.55%          N/A             9.20%

Lifestyle Growth 820                    6.20%          N/A            10.05%               1/07/97
S&P 500 Index                          28.58%          N/A            30.95%
Lehman Brothers Gov't/Corp.             9.47%          N/A             9.61%
Bond Index
Blended Benchmark+                     25.06%          N/A            26.75%
Customized Benchmark#++                 9.54%          N/A            14.92%
Lifestyle Balanced 640                  5.72%          N/A             9.93%               1/07/97
Blended Benchmark**                    21.35%          N/A            22.50%
Customized Benchmark##&                11.70%          N/A            15.26%

Lifestyle Moderate 460                  9.76%          N/A            11.83%               1/08/97
Blended Benchmark@                     17.50%          N/A            18.21%
Customized Benchmark@@+++              12.78%          N/A            14.02%
Lifestyle Conservative 280             10.20%          N/A            11.28%               1/08/97
Blended Benchmark###                   13.53%          N/A            13.91%
---------------------------------------------------------------------------------------------------------

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

+ Blended Benchmark consists of 80% of the return of the S&P 500 Index and 20% of the return of the Lehman Brothers Government/ Corporate Bond Index.

++ Customized Benchmark was added to more accurately reflect the investment objective of the Lifestyle Growth Fund.

# Customized Benchmark is comprised of 20% of the return of the Russell 1000, 50% of the Russell 2500, 10% of the MSCI EAFE, 15% of the Lehman Brothers Gov't/Corp Bond Index, 5% of the US 30-day T-Bill.

** Blended Benchmark consists of 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers Government/ Corporate Bond Index.

## Customized Benchmark is comprised of 25% of the return of the Russell 1000, 30% of the Russell 2500, 5% of the MSCI EAFE, 30% of the Lehman Brothers Gov't/Corp Bond Index, 10% of the US 30-day T-Bill.

& The Customized Benchmark was added to more accurately reflect the investment objective of the Lifestyle Balanced Fund.

@ Blended Benchmark consists of 40% of the return of the S&P 500 Index and 60% of the return of the Lehman Brothers Government/ Corporate Bond Index.

@@ The Customized Benchmark was added to more accurately reflect the investment objective of the Lifestyle Balanced Fund.

+++ Customized Benchmark is comprised of 25% of the return of the Russell 1000, 10% of the Russell 2500, 5% of the MSCI EAFE, 35% of the Lehman Brothers Gov't/Corp Bond Index, 25% of the US 30-day T-Bill.

### Blended Benchmark consists of 20% of the return of the S&P 500 Index and 80% of the return of the Lehman Brothers Government/ Corporate Bond Index.

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

         The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Additional information regarding these risks is set forth under "Additional Investment Policies and Other Risks of Investing - Other Risks of Investing" below.

NON-DIVERSIFIED PORTFOLIOS

Definition of Non-Diversified. Any portfolio that is non-diversified is limited as to the percentage of its assets that may be invested in any one issuer only by its own investment restrictions and the diversification requirements of the Internal Revenue Code.

Risks. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies. In the case of the Lifestyle Trusts, this risk is greatly reduced since each Lifestyle Trust invests its assets in other portfolios of the Trust which have diverse holdings.

EQUITY SECURITIES

         Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies the portfolio is invested in decline or if overall market and economic conditions deteriorate. Even portfolios that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations, which generally have strong financial characteristics, can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FIXED-INCOME SECURITIES

         Fixed-income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the portfolio's investments. Portfolios that may invest in lower rated fixed-income securities are riskier than portfolios that may invest in higher rated fixed-income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed-income securities is set forth below.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

         Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.

LOWER RATED FIXED-INCOME SECURITIES

Lower rated fixed-income securities are defined as securities rated below investment grade (rated Ba and below by Moody's and BB and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

- Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made.

- Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change.

- Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities.

- Dependence on Subadviser's Own Credit Analysis. While a subadviser to a portfolio may rely on ratings by established credit rating agencies, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

SMALL AND MEDIUM SIZE COMPANIES

Small or Unseasoned Companies

- Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly.

- Changes in Earnings and Business Prospectus. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

- Liquidity. The securities of small or unseasoned companies may have limited marketability and may be difficult to sell.

- Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

- Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies

         Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

         The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are heightened in the case of investments in emerging market countries.

- Currency Fluctuations. Investments in foreign securities may cause a portfolio to lose money when converting investments from foreign currencies into U.S. dollars.

- Political and Economic Conditions. Investments in foreign securities subject a portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable.

- Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a portfolio from taking money out of the country or may impose additional taxes on money removed from the country.

- Nationalization of Assets. Investments in foreign securities subject a portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

- Settlement of Sales. Foreign countries, especially emerging market countries, may have problems associated with settlement of sales. Such problems could cause the portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

- Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

                       INVESTMENT OBJECTIVES AND POLICIES

         Each portfolio has a stated investment objective which it pursues through separate investment policies. There can be no assurance that the portfolio will achieve its investment objective. The differences in objectives and policies among the portfolios can be expected to affect the return of each portfolio and the degree of market and financial risk to which each portfolio is subject. The risks of investing in each portfolio are described in the "Risk/Return Summary" above.

         The following is a description of the investment objectives and policies of each portfolio. Additional investment policies of each portfolio are set forth below under "Additional Investment Policies and Transactions." In addition, more complete descriptions of the money market instruments and certain other instruments in which certain portfolios of the Trust may invest and of the options, futures, currency and other derivative transactions that certain portfolios may engage in are set forth in the Statement of Additional Information. A more complete description of the debt security ratings used by the Trust assigned by Moody's or Standard & Poor's is included in Appendix I in the Statement of Additional Information.


PACIFIC RIM EMERGING MARKETS TRUST

Investment Objective

         The investment objective of the Pacific Rim Emerging Markets Trust is to achieve long-term growth of capital.

Investment Policies

         Manufacturers Adviser Corporation (also referred to as "MAC") manages the Pacific Rim Emerging Markets Trust. MAC seeks to achieve this investment objective by investing the portfolio's assets primarily in common stocks and equity-related securities of companies in countries located in the Pacific Rim region. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

         The Pacific Rim Emerging Markets Trust under normal conditions, invests at least 65% of its net assets in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital. Equity-related securities in which the portfolio may invest include: (i) preferred stocks, (ii) warrants and (iii) securities convertible into or exchangeable into common stocks.

         The countries of the Pacific Rim region are:

- Australia         - Hong Kong        - Pakistan                 - Taiwan
- China             - Japan            - Philippines              - Thailand
- India             - Malaysia         - Singapore
- Indonesia         - New Zealand      - South Korea

         The Pacific Rim Emerging Markets Trust may also invest up to 35% of its assets in countries outside the Pacific Rim region. MAC's decision to invest in a particular country or particular region will be based upon its evaluation of political, economic and market trends in the country or region and throughout the world. MAC will shift investments among countries and the world's capital markets in accordance with its ongoing analyses of trends and developments affecting such markets and securities.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Pacific Rim Emerging Markets Trust may invest all or a portion of its assets in non-convertible, fixed-income securities and cash and cash equivalents. These investments may be denominated in either U.S. or non-U.S. dollars. These securities may include debt of corporations, foreign governments and supranational organizations. To the extent the portfolio is in a defensive position, its opportunity to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Pacific Rim Emerging Markets Trust may also purchase and sell the following equity-related financial instruments:

          -    exchange-listed call and put options on equity indices,

          - over-the-counter ("OTC") and exchange-listed equity index futures,

          - OTC and exchange-listed call and put options on currencies in the portfolio, and

          - OTC foreign currency futures contracts on currencies in the portfolio.

         A call option gives the holder the right to buy shares of the underlying security at a fixed price before a specified date in the future. A put option gives the holder the right to sell a specified number of shares of the underlying security at a particular price within a specified time period.

         See "Hedging and Other Strategic Transactions" for further information on these strategies.


SCIENCE & TECHNOLOGY TRUST

Investment Objective

         The investment objective of the Science & Technology Trust is long-term growth of capital. Current income is incidental to the portfolio's objective.

Investment Policies

         T. Rowe Price Associates, Inc. (also referred to as "T. Rowe Price") manages the Science & Technology Trust. The Science & Technology Trust invests at least 65% of its total assets in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Industries likely to be represented in the portfolio include:

          -    computers, including software and electronic components,

          -    telecommunications,

          -    media and information services,

          - health care, including pharmaceuticals, medical devices, and biotechnology,

          -    environmental services,

          -    chemicals and synthetic materials, and

          -    defense and aerospace.

The Science & Technology Trust may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development.

         Most of the assets of the Science & Technology Trust are invested in U.S. common stocks. However, the portfolio may also purchase other types of securities, for example, (i) U.S. and non U.S. dollar denominated foreign securities (up to 30% of total assets), (ii) convertible stocks and bonds, and
(iii) warrants.

         The selection of investments for the portfolio is based on an assessment of a company's fundamental prospects, rather than on a company's size. As a result, portfolio holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records of developing and marketing technological advances.

Temporary Defensive Investing

         The Science & Technology Trust holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (an internal money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest without limitation in these securities. To the extent the portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Science & Technology Trust may also engage in a variety of investment practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. The Statement of Additional Information contains a more detailed description of such instruments and the risks associated with them.

         The Science & Technology Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

INTERNATIONAL SMALL CAP TRUST

Investment Objective

         The investment objective of the International Small Cap Trust is to seek long-term capital appreciation.

Investment Policies

         Founders Asset Management LLC (also referred to as "Founders") manages the International Small Cap Trust. Founders pursues this investment objective by investing primarily in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $1 billion or less ("small company securities"). These securities may represent companies in both developed and lesser developed countries throughout the world.

         At least 65% of the portfolio's total assets are normally invested in foreign securities representing a minimum of three countries (other than the United States). The portfolio may invest in larger foreign companies or U.S. based companies if, in Founders' opinion, they represent better prospects for capital appreciation.

         Foreign investments of the International Small Cap Trust may include securities issued by companies located in countries not considered to be major industrialized nations (emerging markets). Investments in the portfolio also may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds. See "Other Instruments -- High Yield Foreign Sovereign Debt Securities" in the Statement of Additional Information.

         The International Small Cap Trust invests primarily in equity securities. When Founders believes that other investments offer opportunities for capital appreciation, the portfolio may also invest in:

          - convertible securities,

          - bonds,

          - debentures, and

          - other corporate obligations

         The portfolio only invests in fixed-income securities that, at the time of purchase, have the following ratings (or, if unrated, are determined to be of comparable quality by Founders):

                       Bonds, Debentures and Corporate    Convertible Securities
  Rating Agency                  Obligations              and Preferred Stocks
--------------------------------------------------------------------------------

     Moody's          Baa or higher (Investment Grade)         B or higher
Standard & Poor's     BBB or higher (Investment Grade)         B or higher


The portfolio will never have more than 5% of its total assets invested in any fixed-income securities (excluding preferred stocks) which are unrated or rated below investment grade (measured at the time of purchase or as a result of a reduction in rating after purchase). The portfolio is not required to dispose of fixed-income securities whose ratings are downgraded below investment grade subsequent to the portfolio's purchase of such securities, unless such a disposition is necessary to reduce the portfolio's holdings of such securities to less than 5% of its total assets. The risks of investing in these securities are set forth above under "Risks of Investing in Certain Types of Securities." Because the portfolio normally will invest primarily in equity securities, the risks associated with fixed-income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed-income securities.

Temporary Defense Investing

         To meet redemptions or pending investment of its assets or during unusual market conditions, the International Small Cap Trust may invest up to 100% of its assets temporarily in the following securities:

         - cash,

         - cash equivalents,

         - U.S. government obligations,

         - U.S. Treasury STRIPS,

         - commercial paper,

         - bank obligations,

         - repurchase agreements, and
         negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions.

The portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Trust's Trustees. To the extent the portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions.

         The International Small Cap Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

AGGRESSIVE GROWTH TRUST
(formerly, the Pilgrim Baxter Growth Trust)

Investment Objective

         The investment objective of the Aggressive Growth Trust is to seek long-term capital appreciation.

Investment Policies

         A I M Capital Management, Inc. (also referred to as "A I M") manages the Aggressive Growth Trust. A I M seeks to achieve this investment objective by investing the portfolio's assets principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of A I M are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category. A I M will be particularly interested in investing the portfolio's assets in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the portfolio may fluctuate widely. Any income received from securities held by the portfolio will be incidental.

         Aggressive Growth Trust's portfolio is primarily comprised of securities of two basic categories of companies:

- "core" companies, which A I M considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and

- "earnings acceleration" companies which A I M believes are currently enjoying a dramatic increase in profits.

         The Aggressive Growth Trust's strategy does not preclude investment in large, seasoned companies which in the judgment of A I M possess superior potential returns similar to companies with formative growth profiles. The portfolio may also invest in established smaller companies (under $500 million in market capitalization) which offer exceptional value based upon substantially above average earnings growth potential relative to market value.

         The Aggressive Growth Trust may invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods when, in the opinion of A I M, prevailing market, financial, or economics conditions warrant, as well as when such holdings are advisable in light of a change in circumstances of a particular company or within a particular industry.

         The portfolio may invest up to 25% of its total assets in foreign securities. American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities and included in this 25% limitation.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Aggressive Growth Trust may invest all or a portion of its assets in bonds, repurchase agreements, cash and cash equivalents.

Use of Hedging and Other Strategic Transactions

Aggressive Growth Trust may:

-    purchase and sell stock index futures contracts,

- purchase options on stock index futures as a hedge against changes in market conditions,

- purchase and sell futures contracts and purchase related options in order to hedge the value of its portfolio against changes in market conditions,

- write (sell) covered call options (up to 25% of the value of the portfolio's net assets),

- enter into foreign exchange transactions to hedge against possible variations in foreign exchange rates between currencies of countries in which the portfolio is invested including: the direct purchase or sale of foreign currency, the purchase or sale of options on futures contracts with respect to foreign currency, the purchase or sale of forward contracts, exchange traded futures contracts and options of futures contracts.

         See "Hedging and Other Strategic Transactions" for further information on these strategies.


EMERGING SMALL COMPANY TRUST

Investment Objective

         The investment objective of the Emerging Small Company Trust is to seek long-term growth of capital.

Investment Policies

         Franklin Advisers, Inc. (also referred to as "Franklin Advisers") manages the Emerging Small Company Trust. Franklin Advisers seeks to achieve the portfolio's investment objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of small capitalization ("small cap") growth companies. In general, companies in which the portfolio invests will have market cap values (share price times the number of common stock shares outstanding) of less than $1.5 billion at the time of purchase. The securities of small cap companies are traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. Equity securities also include preferred stocks, securities convertible into common stocks, and warrants for the purchase of common stocks.

         The portfolio may also invest up to 35% (measured at the time of purchase) of its total assets in any combination of the following if the investment presents a favorable investment opportunity consistent with the portfolio's investment goal:

     - equity securities of larger capitalization companies which the Subadviser believes have the potential for strong growth potential, and

     - relatively well-known, larger companies in mature industries which the Subadviser believes have the potential for capital appreciation.

         The Subadviser will choose small cap companies that it believes are positioned for rapid growth in revenues, earnings or assets, and that it can acquire at a price it believes to be reasonable. The Subadviser looks for companies it believes have distinct and sustainable competitive advantages, such as a particular marketing or product niche, proven technology and industry leadership. The Subadviser uses a disciplined "bottoms up" approach to stock selection, blending fundamental and quantitative analysis. The Subadviser diversifies the portfolio's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology. Small companies often pay no dividends, and current income is not a factor in the selection of stocks.

         The portfolio may invest up to 5% of its total assets in corporate debt securities that the Subadviser believes have the potential for capital appreciation as a result of improvements in the creditworthiness of the issuer. Debt securities may include bonds, notes and debentures. The portfolio may invest in both rated and unrated debt securities. The portfolio will only purchase securities rate B or above by Moody's or S&P (or comparable unrated securities). The portfolio will not invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's or comparable unrated securities). The receipt of income from debt securities is incidental to the portfolio's investment goal of capital growth.

         The portfolio may invest up to 25% of its total assets in foreign securities, including those of developing or undeveloped markets, and sponsored or unsponsored American, European and Global Depositary Receipts. The portfolio currently intends to limit its investments in foreign securities to 10% of its total assets.

         The portfolio may also invest up to 10% of its total assets in real estate investment trusts ("REITS"). See "Real Estate Securities Trust" below for a discussion of REITS and the risks of investing in these trusts.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Emerging Small Company Trust may invest all or a portion of its assets in repurchase agreements, cash and cash equivalents.

Use of Hedging and Other Strategic Transactions

The Emerging Small Company Trust may:

- write (sell) covered put and call options and may buy put and call options on securities and securities indices, and

- buy and sell futures and options on futures with respect to securities, indices and currencies.

See "Hedging and Other Strategic Transactions" for further information on these strategies.

SMALL COMPANY BLEND TRUST

Investment Objective

         The investment objective of the Small Company Blend Trust is to seek long-term growth of capital and income. Generation of current dividends will be a secondary consideration.

Investment Policies

         Capital Guardian Trust Company (also referred to as "CGTC") manages the Small Company Blend Trust. CGTC seeks to achieve this investment objective by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization between $50 million and $1 billion at the time of purchase. In determining market capitalization, CGTC may consider the value of shares which are publicly traded. The portfolio may hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Capital Guardian Equity Trust may invest all or a portion of its assets in bonds, cash and cash equivalents. CGTC's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes.

Use of Hedging and Other Strategic Transactions

The Small Company Blend Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

MID CAP GROWTH TRUST
(formerly, the Small/Mid Cap Trust)

Investment Objective

         The investment objective of the Mid Cap Growth Trust is to seek long-term capital appreciation.

Investment Policies

         A I M Capital Management, Inc. (also referred to as "A I M") manages the Constellation Trust. A I M seeks to achieve this investment objective by investing the portfolio's assets principally in common stocks, with emphasis on medium-sized and smaller emerging growth companies. A I M will be particularly interested in investing the portfolio's assets in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospectus for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the portfolio may fluctuate widely. Any income received from securities held by the portfolio will be incidental.

         Mid Cap Growth Trust's portfolio is primarily comprised of securities of two basic categories of companies:

- "core" companies, which A I M considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and

- "earnings acceleration" companies which A I M believes are currently enjoying a dramatic increase in profits.

         Mid Cap Growth Trust may also purchase the common stocks of foreign companies. It is not anticipated, however, that foreign securities will constitute more than 20% of the value of the portfolio. American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities and included in this 20% limitation.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Mid Cap Growth Trust may invest all or a portion of its assets in bonds, repurchase agreements, cash and cash equivalents denominated in U.S. dollars or foreign currency.

Use of Hedging and Other Strategic Transactions

Mid Cap Growth Trust may:

-    purchase and sell stock index futures contracts,

- purchase options on stock index futures as a hedge against changes in market conditions,

- purchase and sell futures contracts and purchase related options in order to hedge the value of its portfolio against changes in market conditions,

- write (sell) covered call options (up to 25% of the value of the portfolio's net assets),

- foreign exchange transactions to hedge against possible variations in foreign exchange rates between currencies of countries in which the portfolio is invested including: the direct purchase of sale of foreign currency, the purchase or sale of options on futures contract with respect to foreign currency, the purchase or sale of forward contracts, exchange traded futures contracts and options of futures contracts.

    See "Hedging and Other Strategic Transactions" for further information on these strategies.

MID CAP STOCK TRUST

Investment Objective

         The investment objective of the Mid Cap Stock Trust is to seek long-term growth of capital.

Investment Policies

         Wellington Management Company (also referred to as "Wellington Management") manages the Mid Cap Stock Trust. Wellington Management seeks to achieve the Trust's objective by investing primarily in equity securities of companies with market capitalizations that approximately match the range of capitalization of the Wilshire Mid Cap 750 Index.

         Wellington Management's investment approach combines proprietary fundamental analysis with a quantitative screening process. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, earnings and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, attractive industry dynamics, strong competitive advantages, and attractive relative value within the context of a security's primary trading market.

         Wellington Management's proprietary quantitative screening process seeks to narrow the universe of eligible stocks to a selective group of companies worthy of investment consideration. Wellington Management then attempts to identify the "best of class" companies for purchase in the portfolio. The security selection process focuses on the identification of industry niches which offer high secular growth prospects and attractive market dynamics. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Mid Cap Growth Trust may invest all or a portion of its assets in bonds, cash and cash equivalents.

Use of Hedging and Other Strategic Transactions

         The Mid Cap Stock Trust does not currently intend to use any Hedging and Other Strategic Transactions.

OVERSEAS TRUST
(formerly, the International Growth and Income Trust)

Investment Objective

         The investment objective of the Overseas Trust is to seek growth of capital.

Investment Policies

         Fidelity Management Trust Company (also referred to as "FMTC") manages the Overseas Trust. FMTC normally invests at least 65% the portfolio's total assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs)). FMTC normally invests the portfolio's assets primarily in common stocks.

         The portfolio normally diversifies its investments across different countries and regions. In allocating the portfolio's assets across countries and region, FMTC will consider the size of the market in each country and region relative to the size of the international market as a whole.

         In buying and selling securities for the portfolio, FMTC relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, it industry position and economic and market conditions. Factors include growth potential, earnings estimates and management.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Overseas Trust may invest all or a portion of its assets in bonds, preferred stocks, repurchase agreements, cash and cash equivalents denominated in either U.S. dollars or foreign currencies. During unusual market conditions, the Overseas Trust may also temporarily use a different investment strategy for defensive purposes.

Use of Hedging and Other Strategic Transactions

         The Overseas Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

INTERNATIONAL STOCK TRUST

Investment Objective

         The investment objective of the International Stock Trust is long-term growth of capital.

Investment Policies

     Rowe Price-Fleming International, Inc. (also referred to as "Price-Fleming") manages the International Stock Trust. Price-Fleming seeks to attain this objective by investing the portfolio's assets primarily in common stocks of established, non-U.S. companies. Geographic diversification will be wide, including both developed and emerging markets. The portfolio invests in at least three countries outside the United States.

         The International Stock Trust invests substantially all of its assets in common stocks. However, the portfolio may also invest in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the portfolio's investment objectives and program. The portfolio will not purchase any debt security which at the time of purchase is rated below investment grade ("B" or below by Moody's or "BB" or below by Standard & Poor's or comparable unrated securities). However, the portfolio may retain a security which is downgraded to below investment grade after purchase. Under normal market conditions, the portfolio's investment in securities other than common stocks, is limited to no more than 35% of total assets. The International Stock Trust will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. This reserve position provides flexibility in meeting redemptions, requests and expenses, and the timing of new investments.

         Price-Fleming blends a "bottom-up" approach, based on its fundamental research, with an awareness of a country's economic status and Price-Flemings outlook. A company's prospects for achieving and sustaining above-average, long-term earnings growth is generally Price-Fleming's primary focus. However, valuation factors, such as price/earnings, price/cash flow, and price/book value are also important considerations.

         It is the present intention of Price-Fleming to invest in companies based in (or governments of or within) the:

     -    Far East (for example, Japan, Hong Kong, Singapore and Malaysia),

     - Europe (for example, the United Kingdom, Germany, Hungary, Poland, Netherlands, France, Spain and Switzerland),

     -    South Africa,

     -    Australia,

     -    Canada,

     -    Latin America, and

     - such other areas and countries as Price-Fleming may determine from time to time to be consistent with the portfolio's investment objective.

It is expected that the portfolio's investments will ordinarily be traded on exchanges located in the respective countries in which the various issuers of such securities are principally based.

         In determining the appropriate distribution of investments among various countries and geographic regions, Price-Fleming ordinarily considers the following factors:

     -    prospects for relative economic growth between foreign countries;

     -    expected levels of inflation;

     -    government policies influencing business conditions;

     -    the outlook for currency relationships; and

     - the range of individual investment opportunities available to international investors.

         In analyzing companies for investment, Price-Fleming ordinarily looks for one or more of the following characteristics:

     -    above-average earnings growth per share;

     -    high return on invested capital;

     -    healthy balance sheet;

     - sound financial and accounting policies and overall financial strength;

     -    strong competitive advantages;

     -    effective research and product development and marketing;

     -    efficient service;

     -    pricing flexibility;

     -    strength of management; and

     - general operating characteristics which will enable the companies to compete successfully in their marketplace.

         While current dividend income is not a prerequisite in the selection of International Stock Trust companies, the companies in which the portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

         The International Stock Trust may purchase the securities of certain foreign investment portfolios or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the International Stock Trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such passive foreign investment companies. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the portfolio held its investment. In addition, the portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, the portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years will not be recognized. Such gains will be considered ordinary income, which the portfolio will be required to distribute even though it has not sold the security.

         The portfolio may also invest a limited amount in fixed-income securities. The risks of investing in these securities are set forth above under "Risks of Investing in Certain Types of Securities." Because the portfolio will only invest a limited amount in fixed income securities, the risks associated with these securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed-income securities.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the International Stock Trust may invest all or a significant portion of its assets in

          - U.S. Government and corporate debt obligations rated investment grade or above (or comparable unrated securities);

          - U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less; and

          -    shares of the T. Rowe Price Reserve Investment Fund, an internal
               T. Rowe Price money market fund that was established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming.

When the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The International Stock Trust may also engage in a variety of investment management practices, such as buying and selling futures and options and engaging in foreign currency exchange contracts. The portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. The Statement of Additional Information contains a more complete description of such instruments and the risks associated therewith.

         The International Stock Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."


INTERNATIONAL VALUE TRUST

Investment Objective

         The investment objective of the International Value Trust is to seek long-term growth of capital.

Investment Policies

         Templeton Investment Counsel, Inc. (also referred to as "Templeton Investment") manages the International Value Trust. Templeton Investment seeks to achieve this investment objective by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.

         Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The portfolio also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the portfolio generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Debt securities include bonds, notes and debentures.


         Templeton Investment's investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, Templeton Investment will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measure, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the International Value Trust may not invest, or may invest less, in international stocks. At these times, the International Value Trust may invest all or a portion of its assets in U.S. securities, cash and cash equivalents.

Use of Hedging and Other Strategic Transactions

The International Value Trust does not currently intend to use any of the strategies referred to under "Hedging and Other Strategic Transactions."

MID CAP BLEND TRUST
(formerly, Equity Trust)

Investment Objective

         The principal investment objective of the Mid Cap Blend Trust is growth of capital. Although current income is a secondary objective, growth of income may accompany growth of capital.

Investment Policies

         Fidelity Management Trust Company (also referred to as "FMTC") manages the Mid Cap Blend Trust. FMTC seeks to attain this objective by investing the portfolio's assets primarily in common stocks of U.S. issuers or securities convertible into or which carry the right to buy common stocks. The Mid Cap Blend Trust invests primarily in securities listed on national securities exchanges, but from time to time it may also purchase securities traded in the over-the-counter market. Portfolio securities may be selected with a view toward either short-term or long-term capital growth.

         The portfolio may also invest in non-convertible preferred stocks and fixed-income securities. Normally, the portfolio will not invest more than 15% of its assets in these securities. The risks of investing in these securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest a limited extent in fixed-income securities, the risks associated with fixed-income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed-income securities.

         The portfolio may invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will, at most, invest 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Mid Cap Blend Trust may place any portion of its assets in:

          - investment grade debt securities (i.e., rated in one of the four highest bond rating categories assigned by Moody's or Standard & Poor's). The Mid Cap Blend Trust is not required to dispose of such instruments in the event they are downgraded.

          -    preferred stocks,

          -    U.S. Government Securities, or

          -    cash.

When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Mid Cap Blend Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.


SMALL COMPANY VALUE TRUST

Investment Objective

         The investment objective of the Small Company Value Trust is to seek long-term growth of capital.

Investment Policies

         Rosenberg Institutional Equity Management (also referred to as "Rosenberg") manages the Small Company Value Trust. Rosenberg pursues this objective by investing, under normal circumstances, at least 80% of the portfolio's assets in common stocks of companies with total market capitalization of less than $1 billion ("small capitalization securities") which are traded principally in the markets of the United States. Because the companies in which the Small Company Value Trust invests typically do not distribute significant amounts of company earnings to shareholders, the Small Company Value Trust's objective places relatively greater emphasis on capital appreciation than on current income.

         Rosenberg uses a quantitative stock selection process to seek long-term growth of capital. Rosenberg identifies and purchases those stocks which are undervalued (i.e., stocks which are currently cheaper than stocks with similar characteristics). Rosenberg seeks to construct a portfolio with characteristics similar to those of the Small Company Value Trust's benchmark (currently the Russell 2000 Index). These characteristics include market capitalization, historic volatility or "beta" (a stock's relative volatility) and industry weightings. In managing the portfolio, Rosenberg utilizes several computer models to assess a company's fundamental value and earnings potential as well as investor sentiment about the company. For additional information on Rosenberg's computer models, general investment philosophy and strategy, see "Additional Information Regarding Subadvisers" in the Statement of Additional Information.

         The Small Company Value Trust may also invest without limit in common stocks of foreign issuers which are listed on a United States securities exchange or trade in the United States in the over-the-counter market. The Small Company Value Trust will not invest in securities which are principally traded outside of the United States.

Temporary Defensive Investing

         To meet redemption requests or pending investment in common stocks or during unusual market conditions, the Small Company Value Trust may also temporarily hold a portion of its assets not invested in small capitalization securities in the following instruments:

          - full faith and credit obligations of the United States government (e.g. U.S. Treasury Bills), and

          - short-term notes, commercial paper or other money market instruments of high quality (i.e., rated at least "A-2" or "AA" by Standard & Poor's or "Prime 2" or "Aa" by Moody's) issued by companies having an outstanding debt issue rated at least "AA" by Standard & Poor's or at least "Aa" by Moody's or determined by Rosenberg to be of comparable quality to any of the foregoing.

         When the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Small Company Value Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions."

GLOBAL EQUITY TRUST

Investment Objective

         The investment objective of the Global Equity Trust is long-term capital appreciation.

Investment Policies

         Morgan Stanley Asset Management Inc. (also referred to as "Morgan Stanley") manages the Global Equity Trust. Morgan Stanley seeks to attain this objective by investing the portfolio's assets primarily in:

          -    common and preferred stocks,

          -    convertible securities,

          -    rights and warrants to purchase common stocks,

          -    American and Global Depository Receipts, and

          - other equity securities of issuers throughout the world, including issuers in the U.S. and emerging markets.

         Under normal circumstances, at least 65% of the value of the total assets of the Global Equity Trust are invested in equity securities and at least 20% of the value of the portfolio's total assets are invested in the common stocks of U.S. issuers. The portfolio may also invest in money market instruments. Although the portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in equity securities that are traded over-the-counter or that are not admitted to listing on a stock exchange or traded on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

         In selecting stocks for the portfolio, Morgan Stanley initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. Morgan Stanley then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. Portfolio holdings are reviewed regularly and fundamental analysis of the holdings is conducted to determine whether they continue to conform to Morgan Stanley's value criteria. Equity securities which no longer conform to such investment criteria will be sold. Although the portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held.

         The Global Equity Trust may engage in forward foreign currency exchanges and when-issued or delayed delivery securities.

Temporary Defensive Investing

         To meet redemption requests or pending investments of its assets or during unusual market conditions, the Global Equity Trust may invest up to 100% of its assets temporarily in the following securities:

          -    U.S. government obligations,

          -    commercial paper,

          -    bank obligations,

          -    repurchase agreements,

          - and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents.

The portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Trust's Trustees. When the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Global Equity Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.

GROWTH TRUST

Investment Objective

         The investment objective of the Growth Trust is to seek long-term growth of capital.

Investment Policies

         State Street Global Advisors (also referred to as "SSgA") manages the Growth Trust. SSgA seeks to achieve this investment objective by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater). In selecting securities for the portfolio, SSgA uses independent investment perspectives, value and growth, to identify securities that are undervalued and have superior growth potential. The portfolio is constructed to take advantage of those securities with the greatest investment potential while seeking to minimize risk by maintaining portfolio characteristic similar to the large capitalization growth segment of the U.S. equity market, as measured by the Russell 1000 Growth Index.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Growth Trust may invest all or a portion of its assets in bonds, cash and cash equivalents.

Use of Hedging and Other Strategic Transactions

The Growth Trust may purchase and sell futures contracts.

         See "Hedging and Other Strategic Transactions" for further information on these strategies.


LARGE CAP GROWTH TRUST
(formerly, the Aggressive Asset Allocation Trust)

Investment Objective

         The investment objective of the Large Cap Growth Trust is to seek long-term growth of capital.

Investment Policies

         Fidelity Management Trust Company (also referred to as "FMTC") manages the Large Cap Growth Trust. FMTC normally invests the portfolio's assets primarily in common stocks. FMTC normally invests at least 65% of the portfolio's total assets in securities of companies with large market capitalizations. FMTC defines large market capitalization companies as those with market capitalizations of $1 billion or more at the time of the portfolio's investment. Companies whose capitalization falls below this level after purchase continue to be considered to have a large market capitalization for purposes of the 65% policy.

         FMTC may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

         FMTC is not constrained by any particular investment style. At any given time, FMTC may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the portfolio, FMTC relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Large Cap Growth Trust may invest all or a portion of its assets in bonds, preferred stocks, repurchase agreements, cash and cash equivalents denominated in either U.S. dollars or foreign currencies. During unusual market conditions, the Overseas Trust may also temporarily use a different investment strategy for defensive purposes.


Use of Hedging and Other Strategic Transactions

         The Large Cap Stock Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

QUANTITATIVE EQUITY TRUST

Investment Objective

         The investment objective of the Quantitative Equity Trust is to achieve intermediate- and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

Investment Policies

         Manufacturers Adviser Corporation (also referred to as "MAC") manages the Quantitative Equity Trust. MAC pursues this investment objective by investing principally in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.

         The Quantitative Equity Trust will invest principally in common stocks or in securities convertible into common stocks or carrying rights or warrants to purchase common stock or to participate in earnings. In selecting investments, MAC places emphasis on companies with:

         - good financial resources,

         - strong balance sheet,

         - satisfactory rate of return on capital,

         - good industry position,

         - superior management skills, and

         - earnings that tend to grow at above average rates.

The portfolio's investments are not limited to securities of any particular type or size of company, but high-quality growth and income stocks are emphasized.

         Investments are made primarily in securities listed on national securities exchanges, but the Quantitative Equity Trust may purchase securities traded in the United States over-the-counter market. The portfolio may purchase securities on a forward-commitment, when-issued or delayed-delivery basis.

         The Quantitative Equity Trust may invest in the following types of foreign securities:

          -    U.S. dollar denominated obligations of foreign branches of U.S.
               banks,

          - securities represented by ADRs listed on a national securities exchange or traded in the U.S. over-the-counter market,

          - securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ, and

          - securities denominated in U.S. dollars but issued by non U.S. issuers and issued under U.S. Federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency).

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Quantitative Equity Trust may place all or a portion of its assets in fixed-income securities, and cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Quantitative Equity Trust does not presently use any of the investment strategies referred to under "Hedging and Other Strategic Transactions" although it is authorized to use all of them.

BLUE CHIP GROWTH TRUST

Investment Objective

         The primary investment objective of the Blue Chip Growth Trust is to provide long-term growth of capital. Current income is a secondary objective.

Investment Policies

         T. Rowe Price Associates, Inc. (also referred to as "T Rowe Price") manages the Blue Chip Growth Trust. The portfolio invests at least 65% of its total assets in the common stocks of large and medium-sized blue chip companies. These are firms that in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth.

         In identifying blue chip companies, T. Rowe Price generally considers the following characteristics:

          - LEADING MARKET POSITIONS. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.

          - SEASONED MANAGEMENT TEAMS. Seasoned management teams with a track record of providing superior financial results are important for a company's long-term growth prospects. T. Rowe Price analysts will evaluate the depth and breadth of a company's management experience.

          - STRONG FINANCIAL FUNDAMENTALS. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.

         T. Rowe Price evaluates the growth prospects of companies and the industries in which they operate. T. Rowe Price seeks to identify companies with strong market franchises in industries that appear to be strategically poised for long-term growth. This investment approach reflects T. Rowe Price's belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings) along with a positive outlook for the overall industry will ultimately reward investors with a higher stock price. While primary emphasis is placed on a company's prospects for future growth, the portfolio will not purchase securities that, in T. Rowe Price's opinion, are overvalued considering the underlying business fundamentals. In the search for substantial capital appreciation, the portfolio looks for stocks which are attractively priced relative to their anticipated long-term value.

         Most of the assets of the portfolio are invested in U.S. common stocks. However, the portfolio may also purchase other types of securities, for example,
(i) U.S. and non-U.S. dollar denominated foreign securities (up to 20% of its total assets) including ADRs, (ii) convertible stocks and bonds, and (iii) warrants. Investments in convertible securities, preferred stocks and debt securities are limited to 25% of total assets.

         The Blue Chip Growth Trust may invest in debt securities of any type without regard to quality or rating. Such securities would be issued by companies which meet the investment criteria for the portfolio but may include non-investment grade debt securities (junk bonds). The portfolio will not purchase a non-investment-grade debt security if, immediately after such purchase, the portfolio would have more than 5% of its total assets invested in such securities.

Temporary Defensive Investing

         The Blue Chip Growth Trust may hold a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (an internal money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. To meet redemption requests or pending investment of its assets or during unusual market conditions, the Blue Chip Growth Trust may invest without limitation in such securities. To the extent the portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Blue Chip Growth Trust may also engage in a variety of investment management practices, such as buying and selling futures and options and is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The portfolio may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

REAL ESTATE SECURITIES TRUST

Investment Objective

         The investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and fixed-income securities.

Investment Policies

         Manufacturers Adviser Corporation (also referred to as "MAC") manages the Real Estate Securities Trust. MAC seeks to attain this objective by investing principally (at least 65% of total assets) in real estate investment trust ("REIT") equity and debt securities and other securities issued by companies which invest in real estate or real estate related interests. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests.

         The Real Estate Securities Trust may also purchase common stocks, preferred stocks, convertible securities and bonds of companies operating in industry groups related to the real estate industry. This includes companies engaged in the development of real estate, building and construction, and other market segments related to real estate. The portfolio will not invest directly in real property nor will it purchase mortgage notes directly.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Real Estate Securities Trust may place all or a portion of its assets in fixed-income securities which may or may not be real estate debt related securities, including cash or short-term debt securities. To the extent the portfolio is in a defensive position, its opportunity to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Real Estate Securities Trust does not presently use any of the investment strategies referred to under "Hedging and Other Strategic Transactions."

VALUE TRUST

Investment Objective

         The investment objective of the Value Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

Investment Policies

         Miller Anderson & Sherrerd, LLP (also referred to as "MAS") manages the Value Trust. MAS seeks to attain this objective by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

         Under normal circumstances, the Value Trust invests at least 65% of its total assets in equity securities. The portfolio may also invest in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, corporate bonds, foreign bonds, zero coupons bonds, repurchase agreements, cash equivalents, foreign currencies, investment company securities and derivatives, including when-issued or delayed delivery securities, forward foreign currency exchange contracts, futures, options and swaps. The Value Trust may invest without limit in ADRs and may invest up to 5% of its total assets in foreign equities excluding ADRs.

         MAS' approach is to select equity securities which are deemed to be undervalued relative to the stock market in general as measured by the S&P 500 Index. MAS bases it evaluations on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While MAS emphasizes capital return somewhat more than income return, the Value Trust's total return will consist of both capital and income returns. Stocks that are deemed to be under-valued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks that are deemed to have long-term earnings growth potential and which normally sell at higher price/earnings ratios.

Use of Hedging and Other Strategic Transactions

         The Value Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

Special Risks

         The principal risks of investing in the Value Trust are described in the "Risk/Return Summary" in the beginning of this Prospectus. Some of the companies whose securities are purchased by the Value Trust may be small or medium sized. The risks of investing in small or medium sized companies are set forth under "Risks of Investing in Certain Types of Securities."

EQUITY INDEX TRUST

Investment Objective

         The investment objective of the Equity Index Trust is to approximate the aggregate total return of publicly traded common stocks which are included in the Standard & Poor's 500 Composite Stock Price Index (the "Index").

Investment Policies

         The portfolio is designed to provide a less costly and convenient way to invest in the equity securities of a diversified group of U.S. companies. The portfolio is not actively managed; rather MAC tries to duplicate the performance of the Index by investing the portfolio's assets in the common stocks that are included in the Index in approximately the proportion of their respective market value weightings in the Index.

         The portfolio uses the Index as its standard performance comparison because the Index (i) represents more than 70% of the total market value of all publicly traded common stocks in the United States and (ii) is widely viewed among investors as representative of the performance of publicly traded common stocks in the United States.

         The Index is an unmanaged index composed of 500 selected common stocks, over 95% of which are listed on the New York Stock Exchange. The performance of the Index is based on changes in the prices of stocks comprising the Index and assumes the reinvestment of all dividends paid on such stocks. Taxes, brokerage commissions and other fees are disregarded in computing the level of the Index. Standard & Poor's1 selects the stocks to be included in the Index on a proprietary basis but does incorporate such factors as the market capitalization and trading activity of each stock and its adequacy as representative of stocks in a particular industry group. Stocks in the Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price).

         Since MAC attempts to match the performance of the Index, the adverse financial situation of a company will not result in its elimination from the portfolio unless, of course, the company in question is removed from the Index. Conversely, the projected superior financial performance of a company would not normally lead to an increase in the portfolio's holdings of the company.

         Under normal circumstances, the net assets of the Equity Index Trust will be invested in any combination of the following investments:

          -    representative common stocks

          -    Standard & Poor's 500 Futures Contracts, and

          -    Standard & Poor's Depository Receipts(R).

         With regard to the portion of the Equity Index Trust invested in common stocks, the method used to select investments for the portfolio involves investing in common stocks in approximately the order of their respective market value weightings in the Index, beginning with those having the highest weightings. For diversification purposes, the portfolio can purchase stocks with smaller weightings in order to represent other sectors of the Index.

         There is no minimum or maximum number of stocks included in the Index which the Equity Index Trust must hold. Under normal circumstances, it is expected that the portion of the portfolio invested in stocks would be between 300 and 500 different stocks included in the Index. The portfolio may compensate for the omission of a stock that is included in the Index, or for purchasing stocks in other than the same proportion that they are represented in the Index, by purchasing stocks that are believed by MAC to have characteristics that correspond to those of the omitted stocks.

         Tracking error is measured by the difference between the total return for the Index and the total return for the portfolio after deductions of fees and expenses. All tracking error deviations are reviewed to determine the effectiveness of investment policies and techniques. Tracking error is reviewed at least weekly and more frequently if such a review is indicated by significant cash balance changes, market conditions or changes in the composition of the Index. If deviation accuracy is not maintained, the Equity Index Trust will rebalance its composition by selecting securities which, in the opinion of MAC, will provide a more representative sampling of the capitalization of the securities in the Index as a whole or a more representative sampling of the sector diversification in the Index.

         The portfolio may also invest in short-term debt securities to maintain liquidity or pending investment in stocks or Standard & Poor's Stock Index Futures Contracts (S&P 500 Futures Contracts).

         Standard & Poor's licenses certain trademarks and trade names to the Trust but disclaims any responsibility or liability to the Trust and its shareholders. See Appendix II in the Statement of Additional Information for such disclaimer.

Use of Hedging and Other Strategic Transactions

         The Equity Index Trust may invest an unlimited portion of its net assets in S&P 500 Futures Contracts as long as the portfolio has net assets of $25 million or less. If the portfolio's net assets equal or exceed $25 million, it may invest no more than 20% of its net assets in S&P 500 Futures Contracts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

GROWTH AND INCOME TRUST

Investment Objective

         The investment objective of the Growth and Income Trust is to provide long-term growth of capital and income consistent with prudent investment risk.

Investment Policies

         Wellington Management Company, LLP (also referred to as "Wellington Management") manages the Growth and Income Trust. Wellington Management seeks to achieve the portfolio's objective by investing primarily in a diversified portfolio


----------
1"Standard & Poor's(R)," "S&P 500(R)," "S&P(R)," "Standard & Poor's 500(R)" and "500" are trademarks of McGraw-Hill, Inc.

of common stocks of U.S. issuers which Wellington Management believes are of high quality. Wellington Management believes that high quality is evidenced by:

          -    a leadership position within an industry,

          -    a strong or improving balance sheet,

          -    relatively high return on equity,

          -    steady or increasing dividend payout, and

          -    strong management skills.

The Growth and Income Trust's investments primarily emphasize dividend-paying stocks of larger companies. The portfolio may also invest in securities convertible into or which carry the right to buy common stocks. These securities include those convertible securities issued in the Euromarket, preferred stocks and debt securities.

         Wellington Management selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital and income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside of the United States, Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

         The Growth and Income Trust invests primarily in securities listed on national securities exchanges, but from time to time it may also purchase securities traded in the over-the-counter market. The Growth and Income Trust may also invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Growth and Income Trust may invest up to 100% of its assets in securities which are authorized for purchase by the Investment Quality Bond Trust (excluding non-investment grade securities) or the Money Market Trust. To the extent the portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Growth and Income Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.

U.S. LARGE CAP VALUE TRUST

Investment Objective

         The investment objective of the U.S. Large Cap Value Trust is to seek long-term growth of capital and income.

Investment Policies

         Capital Guardian Trust Company (also referred to as "CGTC") manages the U.S. Large Cap Value Trust. CGTC seeks to achieve this investment objective by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The portfolio may hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the U.S. Large Cap Value Trust may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. CGTC's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes.

Use of Hedging and Other Strategic Transactions

The U.S. Large Cap Value Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

EQUITY-INCOME TRUST

Investment Objective

         The investment objective of the Equity-Income Trust is to provide substantial dividend income and also long-term capital appreciation.

Investment Policies

         T. Rowe Price Associates, Inc. (also referred to as "T. Rowe Price") manages the Equity-Income Trust. T. Rowe Price seeks to attain this objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in the common stocks of established companies paying above-average dividends. T. Rowe Price believes that income can contribute significantly to total return over time and expects the portfolio's yield to exceed that of the S&P 500 Index. Dividends can also help reduce the portfolio's volatility during periods of market turbulence and help offset losses when stock prices are falling.

         The Equity-Income Trust will generally consider companies with the following characteristics:

          -    established operating histories;

          -    above-average dividend yield relative to the S&P 500 Index;

          -    low price/earnings ratios relative to the S&P 500 Index;

          -    sound balance sheets and other financial characteristics; and

          - low stock price relative to a company's underlying value, as measured by assets, cash flow or business franchises.

         The Equity-Income Trust tends to take a "value" approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize a stock's intrinsic value. Finding undervalued stocks requires considerable research to identify the particular stocks, to analyze each company's underlying financial condition and prospects, and to assess the likelihood that a stock's underlying value will be recognized by the market and reflected in its price.

         The Equity-Income Trust may also purchase other types of securities, for example,

- U.S. and non-U.S. dollar denominated foreign securities including ADRs (up to 25% of total assets),

-    preferred stocks,

-    convertible stocks and bonds, and

-    warrants.

         The Equity-Income Trust may also invest in debt securities of any type, including municipal securities and non-investment grade debt securities (commonly known as "junk bonds") without regard to quality or rating. The portfolio will not purchase a non-investment-grade debt security if immediately after such purchase the portfolio would have more than 10% of its total assets invested in such securities.

         The portfolio may invest in fixed-income securities including up to 10% in non-investment grade fixed income securities. The risks of investing in fixed-income securities are set forth above under "Risks of Investing in Certain Types of Securities. Since the portfolio invests primarily in equity securities, the risks associated with fixed-income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed-income securities.

Temporary Defensive Investing

         The Equity-Income Trust may hold a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (an internal money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. To meet requests or pending investment of its assets or during unusual market conditions, the portfolio may invest without limitation in such securities. To the extent the portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Equity-Income Trust may also engage in a variety of investment management practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The Statement of Additional Information contains more complete description of such instruments and the risks associated therewith.

         The Equity-Income Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

INCOME & VALUE TRUST
(formerly, the Moderate Asset Allocation Trust)

Investment Objective

         The investment objective of the Income & Value Trust is to seek the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income.

Investment Policies

         Capital Guardian Trust Company (also referred to as "CGTC") manages the Income & Value Trust. CGTC seeks to achieve this investment objective by investing the portfolio's assets in both equity and fixed-income securities. CGTC has full discretion to determine the allocation of assets between equity and fixed-income securities. Generally, between 25% and 75% of the portfolio's assets will be invested in fixed-income securities unless CGTC determines that some other proportion would better serve the portfolio's investment objective.


         FIXED INCOME SECURITIES. At least 80% of the fixed-income portion of the portfolio will consist of the following:

- securities rated "Baa" or better at the time of purchase by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or deemed by CGTC to be of equivalent investment quality including mortgage-related and asset backed securities (see "Other Risks of Investing" below for a description of these securities);

- securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

- cash or cash equivalents including commercial bank obligations and commercial paper.

Fixed income securities may include ADRs, Yankee Bonds and Eurodollar instruments which are U.S. dollar denominated.

         EQUITY SECURITIES. Equity securities shall be listed on national securities exchanges or in the national OTC market (also known as NASDAQ) and may include ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.


Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Income & Value Trust may invest all or a portion of its assets in fixed-income securities, cash and cash equivalents.

Use of Hedging and Other Strategic Transactions

The Income & Value Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

BALANCED TRUST

Investment Objective

         The investment objective of the Balanced Trust is current income and capital appreciation.

Investment Policies

         Founders Asset Management LLC (also referred to as "Founders") is the manager of the Balanced Trust. Founders seeks to attain this objective by investing the portfolio's assets in a balanced portfolio of (i) common stocks,
(ii) U.S. and foreign government obligations and (iii) a variety of corporate fixed-income securities.

         The Balanced Trust normally invests up to 75% of its total assets in common stocks, convertible corporate obligations, and preferred stocks. The portfolio emphasizes investment in dividend-paying common stocks with the potential for increased dividends, as well as capital appreciation. The portfolio also may invest in non-dividend-paying stocks if, in Founders' opinion, they offer better prospects for capital appreciation.

         The Balanced Trust may invest in fixed-income securities, convertible securities and preferred stocks that have the following ratings:

                                                     Convertible Securities and
  Rating Agency         Fixed-Income Securities           Preferred Stocks
-------------------------------------------------------------------------------

     Moody's                  B or higher                  B or higher*
Standard & Poor's             B or higher                  B or higher*

* Subject to the 5% limitation on convertible securities set forth below.

The Balanced Trust will invest at least 25% of its total assets in investment grade fixed-income securities. The portfolio may invest however, in an unlimited amount of fixed-income securities.

         Up to 5% of the Balanced Trust's total assets may be invested in lower-grade ("Ba" or less by Moody's, "BB" or less by Standard & Poor's) or unrated fixed income and convertible securities (commonly referred to as junk bonds), where Founders determines that such securities present attractive opportunities. Investments in preferred stocks are not subject to this 5% limit and the portfolio may invest without limitation in unrated preferred stocks. The portfolio will not, however, invest in fixed income securities, convertible securities or preferred stocks rated lower than "B" (or comparable unrated securities). The portfolio is not required to dispose of fixed-income securities, convertible securities or preferred stocks whose ratings are downgraded below these ratings subsequent to the portfolio's purchase of the securities, unless such a disposition is necessary to reduce the portfolio's holdings of fixed income securities and convertible securities to less that 5% of its total assets.

         The Balanced Trust may invest without limit in ADRs may invest up to 30% of its total assets in foreign securities (other than ADRs). The portfolio will not invest more than 25% of its total assets in the securities of issuers located in any one country.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, up to 100% of the assets of the Balanced Trust may be invested temporarily in the following securities:

          -    U.S. Government obligations,

          -    U.S. Treasury STRIPS,

          -    commercial paper

          -    bank obligations,

          -    repurchase agreements, and

          - negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents.

         The portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Trust's Board of Trustees. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Balanced Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

HIGH YIELD TRUST

Investment Objective


         The investment objective of the High Yield Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

Investment Policies

         Miller Anderson & Sherrerd, LLP (also referred to as "MAS") manages the High Yield Trust. MAS seeks to attain this objective by investing primarily (at least 65% under normal market conditions) of the portfolio's total assets in high yield debt securities, including corporate bonds and other fixed-income securities (such as preferred stocks and convertible securities) which have the following ratings( or, if unrated, are considered to be of equivalent quality):

                                       Corporate Bonds, Preferred Stocks and
            Rating Agency                      Convertible Securities
          ------------------------------------------------------------------

              Moody's .                             Ba through C
          Standard & Poor's                         BB through D

Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds.

         The High Yield Trust expects to achieve its objective through maximizing current income although the portfolio may seek capital growth opportunities when consistent with its objective. The portfolio's average weighted maturity ordinarily will be greater than five years.

         MAS invests the portfolio's assets in high yield securities, which are chosen based on its analysis of economic and industry trends and individual security characteristics. MAS conducts a credit analysis on each security considered for investment to evaluate the security's potential return relative to its risk. In-depth financial analysis is used to uncover opportunities in undervalued issues. A high level of diversification is also maintained to limit credit exposure to individual issuers.

         MAS' fixed-income strategy has two primary components: (i) value investing and (ii) maturity and duration management. Value investing is where MAS seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. MAS uses quantitative models in conjunction with judgment and experience to evaluate and select securities with embedded put or call options (options which are part of the security) which represent opportunities for price appreciation. Successful value investing will permit a portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

         Maturity and duration management of a portfolio is the active management of the portfolio in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to- day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. MAS makes adjustments to shorten portfolio maturity and duration to limit capital losses during periods when interest rates are expected to rise. Conversely, MAS makes adjustments to lengthen maturity to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

         The High Yield Trust may invest greater than 50% of its total assets in mortgage-backed securities. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various governmental, government-related and private organizations. The portfolio's primary emphasis will be in mortgage-backed securities issued by the various government-related organizations. However, the portfolio may invest, without limit, in mortgage-backed securities issued by private issuers rated investment grade by Moody's or Standard & Poor's (or deemed by MAS to be of comparable investment quality). It is not anticipated that greater than 25% of the portfolio's assets will be invested in mortgage pools comprised of private organizations. See the discussion regarding mortgage-backed securities under "Other Risks of Investing" as well as

"Investment Policies -- Other Instruments" in the Statement of Additional Information for a more detailed description of these investments and of certain risks associated therewith.

         The High Yield Trust may invest up to 100% of its assets in foreign bonds and other fixed-income securities denominated in foreign currencies, where, in the opinion of MAS, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the portfolio may invest include emerging market securities. MAS' approach to emerging markets investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities. Emerging markets describes any country which is generally considered to be an emerging, or developing country by the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. The portfolio may also invest in securities created through the Brady Plan. The Brady Plan is a program under which heavily indebted countries have restructured their bank debt into bonds.

Temporary Defensive Investing

         To meet redemptions or pending investment of its assets or during unusual market conditions, up to 100% of the High Yield Trust's assets may be invested in cash, cash equivalents and repurchase agreements. To the extent that the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The High Yield Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."


STRATEGIC BOND TRUST

Investment Objective

         The investment objective of the Strategic Bond Trust is to seek a high level of total return consistent with preservation of capital.

Investment Policies

         Salomon Brothers Asset Management Inc (also referred to as "SBAM") manages the Strategic Bond Trust. SBAM seeks to achieve this objective by allocating the portfolio's assets among five sectors of the fixed-income market listed below.

          -    U.S. Government obligations,

          -    investment grade U.S. corporate fixed-income securities,

          -    high yield corporate fixed-income securities,

          -    mortgage-backed securities, and

          - investment grade and high yield international fixed-income securities.

         SBAM's allocation process is based on its analysis of current economic and market conditions and the relative risks and opportunities presented in these markets. SBAM will determines the amount of assets to be allocated to each type of security in which the portfolio invests based on its assessment of the maximum level of total return that can be achieved from a portfolio which is invested in these securities without incurring undue risks to principal value. In making this determination, SBAM relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security. SBAM also relies on its own assessment of economic and market conditions both on a global and local (country) basis. SBAM considers economic factors which include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to international debt securities is further influenced by current and expected currency relationships and political and sovereign factors. The portfolio's assets may not always be allocated to the highest yielding securities if SBAM believes that such investments would impair the portfolio's ability to preserve shareholder capital. SBAM will continuously review this allocation of assets and make such adjustments as it deems appropriate. The portfolio does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed-income security.

         SBAM is an affiliate of Salomon Brothers Inc. ("SBI"), and in making investment decisions is able to draw on the research and market expertise of SBI with respect to fixed-income securities.

         The types and characteristics of the U.S. government obligations, mortgage-backed securities, investment grade corporate fixed-income securities and investment grade international fixed-income securities purchased by the Strategic

Bond Trust are set forth in the discussion of investment objectives and policies for the Investment Quality Bond, U.S. Government Securities and Global Government Bond Trusts, and in the section entitled "Other Investments" in the Statement of Additional Information. The types and characteristics of the money market securities purchased by the portfolio are set forth in the discussion of investment objectives of the Money Market Trust. Potential investors should review these other discussions in considering an investment in shares of the Strategic Bond Trust. The Strategic Bond Trust may invest without limitation in high yield domestic and foreign fixed-income securities and up to 100% of the Strategic Bond Trust's assets may be invested in foreign securities. SBAM has discretion to select the range of maturities of the various fixed-income securities in which the portfolio invests. Such maturities may vary substantially from time to time depending on economic and market conditions.

         The high yield sovereign fixed-income securities in which the Strategic Bond Trust may invest are U.S. dollar-denominated and non-dollar-denominated fixed-income securities issued or guaranteed by governments or governmental entities of developing and emerging countries. SBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the portfolio is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan.

         SBAM intends to concentrate the portfolio's investments in sovereign debt in Latin American countries, including Mexico and Central and South American and Caribbean countries. SBAM also expects to take advantage of additional opportunities for investment in the debt of North African countries (such as Nigeria and Morocco), Eastern European countries (such as Poland and Hungary), and Southeast Asian countries (such as the Philippines). Sovereign governments may include national, provincial, state, municipal or other foreign governments with authority to impose taxes. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.

         Although SBAM does not anticipate investing in excess of 75% of the portfolio's assets in domestic and developing country fixed-income securities that are rated below investment grade, the portfolio may invest a greater percentage in such securities when, in the opinion of the SBAM, the yield available from such securities outweighs their additional risks. By investing a portion of the portfolio's assets in securities rated below investment grade, as well as through investments in mortgage-backed securities and international debt securities, as described below, SBAM seeks to provide investors with a higher yield than a high-quality domestic corporate bond fund with less risk than a fund that invests principally in securities rated below investment grade. Certain of the debt securities in which the portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's (i.e., rated C by Moody's or CCC or lower by Standard & Poor's).

         In light of the risks associated with investing in high yield corporate and sovereign debt securities, SBAM considers various factors in evaluating the credit worthiness of an issue. These factors will typically include:

   Corporate Debt Securities                  Sovereign Debt Instruments
---------------------------------------- ---------------------------------------

-  issuer's financial resources,         -  economic and political conditions
-  issuer's sensitivity to economic         within the issuer's country,
   conditions and trends,                -  issuer's external and overall
-  operating history of the issuer, and     amount of debt, and its ability to
-  experience and track record of the       pay principal and interest when due,
   issuer's management                   -  issuer's access to capital markets
                                            and other sources of funding, and
                                         -  issuer's debt service payment
                                            history

         SBAM also reviews the ratings, if any, assigned to a security by any recognized rating agencies, although its judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Strategic Bond Trust's ability to achieve its investment objective may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities.


Temporary Defensive Investing

         The Strategic Bond Trust currently intends to invest substantially all of its assets in fixed-income securities. To meet redemption requests or pending investment of assets, however, the Strategic Bond Trust may invest up to 20% of its assets in high-quality short-term money market instruments. During unusual market conditions, the Strategic Bond Trust may invest its assets without limit in high-quality short-term money market instruments. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Strategic Bond Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.

GLOBAL BOND TRUST
(formerly, the Global Government Bond Trust)

Investment Objective

         The investment objective of the Global Bond Trust is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management.

Investment Policies

         Pacific Investment Management Company (also referred to as "PIMCO") manages the Global Bond Trust. PIMCO seeks to achieve this investment objective by investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the euro), and the U.S. dollar.

         Under normal circumstances, at least 65% of its assets will be invested in fixed income securities of issuers located in at least three countries (one of which may be the United States). These securities may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. Depending on PIMCO's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the portfolio's assets. The portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by PIMCO to be of comparable quality). The average portfolio duration of the Global Bond Trust will normally vary within a three- to seven- year time frame. (Duration is a measure of the expected life of a fixed income security on a present value basis.)

         In selecting securities for the portfolio, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Global Bond Trust's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

         The types of fixed income securities in which the Global Bond Trust may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

- securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

- corporate debt securities, including convertible securities and corporate commercial paper;

-    mortgage-backed and other asset-backed securities;

-    inflation-indexed bonds issued by both governments and corporations;

-    structured notes, including hybrid or "indexed" securities;

-    catastrophe bonds;

-    loan participations;

-    delayed funding loan and revolving credit facilities;

-    bank certificates of deposit, fixed time deposits and bankers' acceptances;

- debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

-    repurchase agreements and reverser repurchase agreements;

- obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

-    obligations of international agencies or supranational entities.

Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.


Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Global Bond Trust may invest all or a portion of its assets in repurchase agreements, cash and cash equivalents denominated in either U.S. dollars or foreign currencies.

Use of Hedging and Other Strategic Transactions

Global Bond Trust may:

- purchase and sell options on domestic and foreign securities, securities indexes and currencies,

-    purchase and sell futures and options on futures,

-    purchase and sell currency or securities on a forward basis,

-    enter into interest rate, index, equity and currency rate swap agreements.

The Global Bond Trust may use the above-mentioned strategies to obtain market exposure to the securities in which the portfolio primarily invests and to hedge currency risk.

See "Hedging and Other Strategic Transactions" for further information on these strategies.


TOTAL RETURN TRUST

Investment Objective

         The investment objective of the Total Return Trust is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management.

Investment Policies

         Pacific Investment Management Company (also referred to as "PIMCO") manages the Total Return Trust. PIMCO seeks to achieve this investment objective by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of the Total Return Trust will normally vary within a three- to six- year time frame based on PIMCO's forecast for interest rates. (Duration is a measure of the expected life of a fixed income security on a present value basis.)

          The portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or if unrated, determined by PIMCO to be of comparable quality). The portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which PIMCO believes to be relatively undervalued.

         In selecting securities for the portfolio, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Total Return Trust's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

         The types of fixed income securities in which the Total Return Trust may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

- securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

- corporate debt securities, including convertible securities and corporate commercial paper;

-    mortgage-backed and other asset-backed securities;

-    inflation-indexed bonds issued by both governments and corporations;

-    structured notes, including hybrid or "indexed" securities,

-    catastrophe bonds;

-    loan participations;

-    delayed funding loan and revolving credit facilities;

-    bank certificates of deposit, fixed time deposits and bankers' acceptances;

- debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

-    repurchase agreements and reverser repurchase agreements;

- obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

-    obligations of international agencies or supranational entities.

Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Total Return Trust may invest all or a portion of its assets in repurchase agreements, cash and cash equivalents.

Use of Hedging and Other Strategic Transactions

Total Return Trust may:

- purchase and sell options on domestic and foreign securities, securities indexes and currencies,

-    purchase and sell futures and options on futures,

-    purchase and sell currency or securities on a forward basis,

-    enter into interest rate, index, equity and currency rate swap agreements.

The Total Return Trust may use the above-mentioned strategies to obtain market exposure to the securities in which the portfolio primarily invests and to hedge currency risk. As a non-fundamental operating policy, PIMCO intends to use foreign currency-related strategic transactions in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the portfolio denominated in currencies other than the U.S. dollar.

See "Hedging and Other Strategic Transactions" for further information on these strategies.


INVESTMENT QUALITY BOND TRUST

Investment Objective

         The investment objective of the Investment Quality Bond Trust is to provide a high level of current income consistent with the maintenance of principal and liquidity.

Investment Policies

         Wellington Management Company, LLP (also referred to as "Wellington Management") manages the Investment Quality Bond Trust. Wellington Management seeks to achieve the portfolio's objective by investing primarily in investment grade corporate bonds and U.S. government bonds with intermediate to longer term maturities. Wellington Management's investment decisions derive from a three-pronged analysis, including:

     -    sector analysis,

     -    credit research, and

     -    call protection.

Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by Wellington Management, such as call protection (payment guarantees) an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Individual purchase and sale decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall portfolio. Factors considered include:

-    Relative valuation of available alternatives,

-    Impact on portfolio yield, quality and liquidity, and

-    Impact on portfolio maturity and sector weights.

Wellington Management attempts to maintain a high, steady and possibly growing income stream.

         At least 65% of the Investment Quality Bond Trust's assets are invested in bonds and debentures, including:

          - marketable debt securities of U.S. and foreign issuers (payable in U.S. dollars) rated at the time of purchase "A" or better by Moody's or Standard & Poor's (or, if unrated, of comparable quality as determined by Wellington Management);

          - securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities (described below under "Other Risks of Investing"); and

          - cash and cash equivalent securities which are authorized for purchase by the Money Market Trust.

         The balance (no more than 35%) of the Investment Quality Bond Trust's assets may be invested in:

          - U.S. and foreign debt securities rated below "A" by Moody's and Standard & Poor's (and unrated securities of comparable quality as determined by Wellington Management),

          -    preferred stocks,

          - convertible securities (including those issued in the Euromarket), and

          - securities carrying warrants to purchase equity securities, privately placed debt securities, asset-backed securities and privately issued and commercial mortgage-backed securities.

         In pursuing its investment objective, the Investment Quality Bond Trust may invest up to 20% of its assets in U.S. and foreign high yield (high risk) corporate and government debt securities (commonly known as "junk bonds"). These instruments are rated "Ba" or below by Moody's or "BB" or below by Standard & Poor's (or, if unrated, are deemed of comparable quality as determined by Wellington Management). The high yield sovereign debt securities in which the portfolio will invest are described above under "Strategic Bond Trust." No minimum rating standard is required for a purchase of high yield securities by the portfolio. While the Investment Quality Bond Trust may only invest up to 20% of its assets in securities rated in these rating categories at the time of investment, it is not required to dispose of bonds that may be downgraded after purchase, even though such downgrade may cause the portfolio to exceed this 20% maximum.

         The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will, at most, invest 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

         The Investment Quality Bond Trust may also invest in debt securities carrying the fourth highest quality rating ("Baa" by Moody's or "BBB" by Standard & Poor's) and unrated securities of comparable quality as determined by Wellington Management, subject to the 35% limitation described above.

Temporary Defensive Investing

         To meet redemptions or pending investment of its assets or during unusual market conditions, the Investment Quality Bond Trust may invest in cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Investment Quality Bond Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

Special Risks

         The Investment Quality Bond Trust will be subject to certain risks as a result of its ability to invest up to 20% in foreign securities. The principal risks of investing in the Investment Quality Bond Trust are described in the "Risk/Return Summary" in the beginning of this Prospectus.


DIVERSIFIED BOND TRUST
(formerly, the Conservative Asset Allocation Trust)

Investment Objective

         The investment objective of the Diversified Bond Trust is to seek high total return as is consistent with the conservation of capital.

Investment Policies

         Capital Guardian Trust Company (also referred to as "CGTC") manages the Diversified Bond Trust. CGTC seeks to achieve this investment objective by investing at least 75% of the portfolio's assets in one or a combination of the following categories:



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
- fixed-income securities rated at the time of purchase within the three highest investment grade ratings (A or better) assigned by Moody's Investor Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or fixed-income securities not rated by Moody's or S&P deemed by CGTC to be of equivalent investment quality;

- up to 15% of the portfolio's assets in fixed-income securities rated at the time of purchase below the three highest investment grade ratings assigned by Moody's or S&P (Baa and below by Moody's and BBB and below by S&P) or fixed-income securities not rated by Moody's or S&P deemed by CGTC to be of equivalent investment quality;

-    up to 20% of the portfolio's assets in Eurodollar fixed-income securities;

- securities issued or guaranteed by the U.S. Government, the Canadian Government or its Provinces, or their respective agencies and instrumentalities;

- interest bearing short-term investments, such as commercial paper, bankers' acceptances, bank certificates of deposit and other cash equivalents, and cash.

The remaining 25% of the portfolio's assets may be invested in other fixed-income securities, including securities rated below the three highest investment grade ratings described in b) above and mortgage-backed securities (see "Other Risks of Investing" below for a description of mortgage-backed securities).

Fixed income securities may include ADRs, Yankee Bonds and Eurodollar instruments which are U.S. dollar denominated.

All portfolio investment percentages described above are measured at the time of purchase of a security for the portfolio.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Diversified Bond Trust may invest all or a portion of its assets in cash and cash equivalents.

Use of Hedging and Other Strategic Transactions

The Diversified Bond Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

U.S. GOVERNMENT SECURITIES TRUST

Investment Objective

         The investment objective of the U.S. Government Securities Trust is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity.

Investment Policies

         SBAM manages the U.S. Government Securities Trust. SBAM seeks to attain this objective by investing a substantial portion of the portfolio's assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities. The portfolio may also invest a portion of its assets in the types of securities in which the Investment Quality Bond Trust may invest.

         At least 80% of the total assets of the U.S. Government Securities Trust are invested in:

          - mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

          - U.S. Treasury obligations (including repurchase agreements collateralized by U.S. Treasury obligations);

          - obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government (including repurchase agreements collateralized by these obligations);

          - mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and




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          -    collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. Government.

         The U.S. Government Securities Trust must comply with diversification requirements established pursuant to the Code for investments of separate accounts funding contracts. Under these requirements, the value of the assets of the portfolio are subject to the following restrictions:

          - no more than 55% of the value of the portfolio's assets may be represented by any one investment;

          - no more than 70% of the value of the portfolio's assets may be represented by any two investments;

          - no more than 80% of the value of the portfolio's assets may be represented by any three investments; and

          - no more than 90% of the value of the portfolio's assets may be represented by any four investments.

To determine the portfolio's compliance with the requirements above, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer. As a result of these requirements, the U.S. Government Securities Trust may not invest more than 55% of the value of its assets in GNMA Certificates or in securities issued or guaranteed by any other single U.S. Government agency or instrumentality.

Mortgage-Backed Securities

         See "Other Risks of Investing for a description of mortgage-backed securities and the risks associated with investing in them.

Use of Hedging and Other Strategic Transactions

         The U.S. Government Securities Trust is currently authorized to use only certain of the various investment strategies referred to under "Hedging and Other Strategic Transactions." Specifically, the U.S. Government Securities Trust may:

          - write covered call options and put options on securities and purchase call and put options on securities,

          - write covered call and put options on securities indices and purchase call and put options on securities indices,

          - enter into futures contracts on financial instruments and indices, and

          - write and purchase put and call options on such futures contracts.

It is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.


MONEY MARKET TRUST

Investment Objective

         The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity.

Investment Policies

         Manufacturers Adviser Corporation (also referred to as "MAC") manages the Money Market Trust. MAC seeks to achieve the portfolio's objective by investing the portfolio's assets in high quality, U.S. dollar denominated money market instruments of the following types:

          - obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress ("U.S. Government Securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the portfolio must be payable in U.S. dollars);

          - certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance Fund);



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
          - commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any NRSRO (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which MAC acting pursuant to guidelines established by the Trust's Trustees, has determined to be of minimal credit risk and comparable quality;

          - corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by Standard & Poor's);

          - short-term obligations issued by state and local governmental issuers;

          - securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

          - repurchase agreements with respect to any of the foregoing obligations.

         Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Money Market Trust and the note issuer. MAC monitors the creditworthiness of the note issuer and its earning power and cash flow. MAC will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

         All of the Money Market Trust's investments will mature in 397 days or less and the portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of its investments, the Money Market Trust seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the Money Market Trust invests only in securities which the Trust's Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the 1940 Act. The Money Market Trust also intends to maintain, to the extent practicable, a constant per share net asset value of $10.00. There is no assurance that the portfolio will be able to do so.

         The Money Market Trust may invest up to 20% of its assets in any of the U.S. dollar denominated foreign securities described above.

Use of Hedging and Other Strategic Transactions

         The Money Market Trust is not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."


THE LIFESTYLE TRUSTS

         There are five Lifestyle Trusts (each of which is a fund of funds) -- Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative 280. The Lifestyle Trusts differ from the portfolios previously described in that each Lifestyle Trust invests in a number of the other portfolios of the Trust ("Underlying Portfolios"). Each Lifestyle Trust has its own investment objective and policies.

         LIFESTYLE AGGRESSIVE 1000 TRUST.

Investment Objective

         The investment objective of the Lifestyle Aggressive 1000 Trust is to provide long-term growth of capital. Current income is not a consideration.

Investment Policies

         Manufacturers Adviser Corporation (also referred to as "MAC") seeks to achieve this objective by investing 100% of the portfolio's assets in Underlying Portfolios which invest primarily in equity securities.

         LIFESTYLE GROWTH 820 TRUST.

Investment Objective



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

         The investment objective of the Lifestyle Growth 820 Trust is to provide long-term growth of capital. Current income is also a consideration.

Investment Policies

         MAC seeks to achieve this objective by investing approximately 20% of the portfolio's assets in Underlying Portfolios which invest primarily in fixed-income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

         LIFESTYLE BALANCED 640 TRUST.

Investment Objective

         The investment objective of the Lifestyle Balanced 640 Trust is to provide a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

Investment Policies

         MAC seeks to achieve this objective by investing approximately 40% of the portfolio's assets in Underlying Portfolios which invest primarily in fixed-income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

         LIFESTYLE MODERATE 460 TRUST.

Investment Objective

         The investment objective of the Lifestyle Moderate 460 Trust is to provide a balance between a high level of current income and growth of capital with a greater emphasis on income.

Investment Policies

         MAC seeks to achieve this objective by investing approximately 60% of the portfolio's assets in Underlying Portfolios which invest primarily in fixed-income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

         LIFESTYLE CONSERVATIVE 280 TRUST.

Investment Objective

         The investment objective of the Lifestyle Conservative 280 Trust is to provide a high level of current income with some consideration given to growth of capital.

Investment Policies

         MAC seeks to achieve this objective by investing approximately 80% of the portfolio's assets in Underlying Portfolios which invest primarily in fixed-income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

Additional Information Concerning the Lifestyle Trusts

         The Lifestyle Trusts are designed to provide a variety of comprehensive investment programs designed for differing investment orientations. Each program is implemented by means of selected long-term investment allocations among the Underlying Portfolios.

         The portfolios eligible for purchase by the Lifestyle Trusts consist of all of the non-Lifestyle Trusts. The Underlying Portfolios are grouped according to whether they invest primarily in fixed-income securities or equity securities. The Underlying Portfolios investing primarily in fixed-income securities are the:

          -    High Yield,

          -    Strategic Bond,

          -    Global Bond,

          -    Total Return,




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          -    Investment Quality Bond,

          -    Diversified Bond,

          -    U.S. Government Securities, and

          -    Money Market Trusts

The other Underlying Portfolios invest primarily in equity securities. Because substantially all of the securities in which the Lifestyle Trusts may invest are Underlying Portfolios, each of the Lifestyle Trusts is non-diversified for purposes of the 1940 Act.

         Each Lifestyle Trust has a target percentage allocation between the two types of Underlying Portfolios (fixed-income and equity). Variations in the percentages are permitted up to 10% in either direction. For example, based on its investment allocation of approximately 80% of assets in fixed-income securities and 20% of assets in equity securities, the Lifestyle Conservative 280 Trust may have a fixed-income/equity allocation of 10%/90% or 30%/70%. Variations beyond the permissible deviation range of 10% are not permitted. However, in light of market or economic conditions, the Adviser may determine that the normal percentage limitations should be exceeded to protect the portfolio or to achieve the portfolio's objective.

         Within the prescribed percentage allocations between the two types of Underlying Portfolio, MAC selects the percentage levels to be maintained in specific portfolios. On each valuation day, the assets of each Lifestyle Trust are rebalanced to maintain the selected percentage levels for the specific portfolios. MAC may from time to time adjust the percent of assets invested in any specific portfolios held by a Lifestyle Trust. Such adjustments may be made to increase or decrease the Lifestyle Trust's holdings of particular assets classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed-income securities. Adjustments may also be made to increase or reduce the percent of the Lifestyle Trust's assets subject to the management of a particular Subadviser. In addition, changes may be made to reflect some fundamental change in the investment environment.

         Investors in any of the Lifestyle Trusts bear both the expenses of a particular Lifestyle Trust and indirectly the expenses of its Underlying Portfolios. Currently, however, the Lifestyle Trusts are not responsible for their own expenses (other than the expenses of their Underlying Portfolios) since the Adviser and MAC do not currently receive fees for managing the Lifestyle Trusts and the Adviser has voluntarily agreed to pay the expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios). Both of these voluntary expense reimbursement/advisory fee waivers may be terminated at any time. While these expense reimbursements/advisory fee waivers are in effect, however, there is no difference in expenses between investing in a Lifestyle Trust and investing in the Underlying Portfolios of the Lifestyle Trust. However, if either of these expense reimbursements/advisory fee waivers were eliminated, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios rather than investing indirectly in the Underlying Portfolios by investing in the Lifestyle Trusts. An investor who chooses to invest directly in the Underlying Portfolios rather than by investing in the Lifestyle Trusts would, however, not receive the asset allocation services provided by MAC in its management of the Lifestyle Trusts.

Temporary Defensive Investing

         Although substantially all of the assets of the Lifestyle Trusts will be invested in shares of the Underlying Portfolios, the Lifestyle Trusts may invest up to 100% of their assets in cash or money market instruments of the type in which the Money Market Trust is authorized to invest for the purpose of:

          -    meeting redemption requests,

          -    making other anticipated cash payments, or

          - protecting the portfolio in the event MAC determines that market or economic conditions warrant a defensive posture.

Use of Hedging and Other Strategic Transactions

         The Lifestyle Trusts are not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

                 ADDITIONAL INVESTMENT POLICIES AND TRANSACTIONS

ADDITIONAL INVESTMENT POLICIES

Subject to certain restrictions, each of the portfolios of the Trust may use the following investment strategies and purchase the following types of securities.

LENDING OF PORTFOLIO SECURITIES




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         Each portfolio may lend its securities so long as such loans do not represent more than 331/3% of a portfolio's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

         In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt securities on a "when-issued" or on a "forward delivery" basis. These terms mean that the obligations will be delivered to the portfolio at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a portfolio will establish a segregated account consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

REPURCHASE AGREEMENTS

         Each of the portfolio's may enter into repurchase agreements. Repurchase agreements involve the acquisition by a portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon.

REVERSE REPURCHASE AGREEMENTS

         Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The portfolio will maintain in a segregated custodial account cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

FOREIGN REPURCHASE AGREEMENTS

         The Overseas Trust may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured that U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

MORTGAGE DOLLAR ROLLS

         Each portfolio of the Trust (except the Money Market Trust and the Lifestyle Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time a portfolio enters into a mortgage dollar roll, it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

         A portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

WARRANTS





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         Subject to certain restrictions, each portfolio of the Trust, except the Money Market Trust and the Lifestyle Trusts, may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

ILLIQUID SECURITIES

         Each portfolio of the Trust is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Trust may be forced to sell them at a discount from the last offer price.


                                     * * * *

These investment strategies and securities are described further in the Statement of Additional Information.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

         Individual portfolios may be authorized to use a variety of investment strategies for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the portfolio. Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the portfolio. The hedging and other strategic transactions which may be used are described below:

- exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed-income indices and other financial instruments,

-    financial futures contracts (including stock index futures),

-    interest rate transactions*, and

-    currency transactions**

Collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions." The description in this Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolio.

* A portfolio's interest rate transactions may take the form of swaps, caps, floors and collars.

** A portfolio's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

         Hedging and Other Strategic Transactions may be used for the following purposes:

- to attempt to protect against possible changes in the market value of securities held or to be purchased by a portfolio resulting from securities markets or currency exchange rate fluctuations,

-    to protect a portfolio's unrealized gains in the value of its securities,

-    to facilitate the sale of a portfolio's securities for investment purposes,

-    to manage the effective maturity or duration of a portfolio's securities or

- to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

The ability of a portfolio to utilize Hedging and Other Strategic Transactions successfully will depend in part on its Subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a portfolio's securities. While a Subadviser will only use Hedging and Other Strategic Transactions in a portfolio for hedging purposes only, if the transaction is not successful it could result in a loss to the portfolio. These transactions may also increase the volatility of a portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. In addition, these transactions could result in a loss to the portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

OTHER RISKS OF INVESTING

         The information below regarding the risks of investing in certain types of securities supplements the disclosure in the "Risk/Return Summary."

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INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

         Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED-INCOME SECURITIES

Lower rated fixed-income securities are defined as securities rated below investment grade (rated Ba and below by Moody's and BB and below by Standard & Poor's).

         General Risks

- Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made.
     Issuers of these securities may even go into default or become bankrupt.

- Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

- Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

- Dependence on Subadviser's Own Credit Analysis. While a subadviser to a portfolio may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

         Additional Risks Regarding Lower Rated Corporate Fixed-Income
Securities

         Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

         Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities

         Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

         Small or Unseasoned Companies

- Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the




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     value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

- Changes in Earnings and Business Prospectus. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

- Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a portfolio's investment's to decrease if it needs to sell such securities when there are few interested buyers.

- Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

- Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

         Medium Size Companies

- Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

         The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

- Currency Fluctuations. Investments in foreign securities may cause a portfolio to lose money when converting investments from foreign currencies into U.S. dollars. A portfolio may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the portfolio could still lose money.

- Political and Economics Conditions. Investments in foreign securities subject a portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities o fan issuer based in a foreign country to decrease or could prevent or delay the portfolio from selling its investment and taking the money out of the country.

- Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a portfolio from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a portfolio could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

- Nationalization of Assets. Investments in foreign securities subject a portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

- Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

- Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

STRIPPED SECURITIES

         Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

ASSET-BACKED SECURITIES

         Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.

MORTGAGE-BACKED SECURITIES

         The mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the portfolio and not the purchase of shares of the portfolio.

         Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

         The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if the portfolio purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the portfolio.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by the portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.


                                      * * *

Additional risks of investing in the types of securities mentioned above are contained in the Statement of Additional Information.


                             MANAGEMENT OF THE TRUST

ADVISORY ARRANGEMENTS

         Manufacturers Securities Services, LLC (the "Adviser") is the adviser to the Trust. The Adviser is a Delaware limited liability company whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and as a broker-dealer under the Securities Exchange Act of 1934, as amended, and it is a member of the National Association of Securities Dealers, Inc. (the "NASD"). In addition, the Adviser serves as principal underwriter of certain contracts issued by The Manufacturers Life Insurance Company of North America.

         The Adviser administers the business and affairs of the Trust. The Adviser also selects, contracts with and compensates Subadvisers to manage the investment and reinvestment of the assets of all portfolios of the Trust. (The Adviser does not manage any of the Trust portfolio assets.) The Adviser also (i) monitors the compliance of the Subadvisers with the investment objectives and related policies of each portfolio, (ii) reviews the performance of the Subadvisers and (iii) reports periodically on such performance to the Trustees of the Trust.

         The Trust has received an order from the Securities and Exchange Commission permitting the Adviser to appoint a Subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. The

Trust, therefore, is able to change Subadvisers or the fees paid to Subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a Subadviser that is an affiliate of the Adviser or the Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders. Currently, MAC is an Affiliated Subadviser.

         As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio, except for the Lifestyle Trusts for which the Adviser makes no charge. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of the net assets of the portfolio at the close of business on the previous business day of the Trust. The following table presents
(i) a schedule of the management fees each portfolio currently is obligated to pay the Adviser as a percentage of average annual net assets and (ii) the investment advisory fee paid by each portfolio of the Trust for the year ended December 31, 1998.

                                                      ADVISORY FEE            ADVISORY FEE
                                                  AS A PERCENTAGE OF              AS A
PORTFOLIO                                              NET ASSETS             DOLLAR AMOUNT
-------------------------------------------------------------------------------------------

Pacific Rim Emerging Markets Trust..............          .850%                $   214,432
Science & Technology Trust......................         1.100%                  1,171,088
International Small Cap Trust...................         1.100%                  1,567,227
Aggressive Growth Trust.........................         1.000%                  1,216,141
Emerging Small Company Trust....................         1.050%                  2,937,353
Small Company Blend Trust.......................          1.05%             Not Applicable
Mid Cap Growth Trust............................          .950%                  3,144,346
Mid Cap Stock Trust.............................          .925%             Not Applicable
Overseas Trust..................................          .950%                  2,086,991
International Stock Trust.......................         1.050%                  2,019,937
International Value Trust.......................         1.000%             Not Applicable
Mid Cap Blend Trust.............................          .850%                 11,504,927
Small Company Value Trust.......................         1.050%                  1,218,609
Global Equity Trust.............................          .900%                  8,256,515
Growth Trust....................................          .850%                  1,930,442
Large Cap Growth Trust..........................          .875%                  1,874,673
Quantitative Equity Trust.......................          .700%                  1,431,591
Blue Chip Growth Trust..........................          .875%                  7,964,796
Real Estate Securities Trust....................          .700%                  1,157,366
Value Trust.....................................          .800%                  1,695,347
Equity Index Trust..............................          .250%                    106,755
Growth and Income Trust.........................          .750%                 14,353,269
U.S. Large Cap Value Trust......................          .875%             Not Applicable
Equity-Income Trust.............................          .875%                  8,121,714
Income & Value Trust............................          .800%                  4,585,154
Balanced Trust..................................          .800%                  1,699,575
High Yield Trust................................          .775%                  1,160,631
Strategic Bond Trust............................          .775%                  3,178,026
Global Bond Trust...............................          .800%                  1,632,065
Total Return Trust..............................          .775%             Not Applicable
Investment Quality Bond Trust...................          .650%                  1,610,817
Diversified Bond Trust..........................          .750%                  1,473,082
U.S. Government Securities Trust................          .650%                  1,952,935
Money Market Trust..............................          .500%                  2,771,825
Lifestyle Trusts................................     no advisory fees


Total for all Portfolios........................      Not Applicable           $94,037,629


         The following table presents the net investment advisory fee retained by the Adviser (after payment of subadvisory fees) for the year ended December 31, 1998, both as (i) a percentage of a portfolio's average annual net assets and (ii) as a dollar amount.

                                                             AS A PERCENTAGE OF            AS A
PORTFOLIO                                                AVERAGE ANNUAL NET ASSETS     DOLLAR AMOUNT
----------------------------------------------------------------------------------------------------

         Pacific Rim Emerging Markets Trust..............         .450%                  $   113,523
         Science & Technology Trust......................         .500%                      532,313
         International Small Cap Trust...................         .482%                      687,203
         Aggressive Growth Trust.........................         .450%                      521,202
         Emerging Small Company Trust....................         .500%                    1,398,740
         Small Company Blend Trust.......................   Not Applicable            Not Applicable
         Mid Cap Growth Trust............................         .505%                    1,588,282
         Mid Cap Stock Trust.............................   Not Applicable            Not Applicable
         Overseas Trust..................................         .493%                    1,083,937
         International Stock Trust.......................         .508%                      978,062
         International Value Trust.......................    Not Applicable           Not Applicable
         Mid Cap Blend Trust.............................         .517%                    7,936,946
         Small Company Value Trust.......................         .464%                      538,775
         Global Equity Trust.............................         .529%                    4,849,996
         Growth Trust....................................         .414%                      939,386
         Large Cap Growth Trust..........................         .400%                      999,804
         Quantitative Equity Trust.......................         .465%                      951,016
         Blue Chip Growth Trust..........................         .542%                    4,666,354
         Real Estate Securities Trust....................         .460%                      760,356
         Value Trust.....................................         .485%                    1,028,854
         Equity Index Trust..............................         .150%                       64,053
         Growth and Income Trust.........................         .574%                   10,982,615
         U.S. Large Cap Value Trust......................    Not Applicable           Not Applicable
         Equity-Income Trust.............................         .575%                    5,841,286
         Income & Value Trust............................         .468%                    2,862,446
         Balanced Trust..................................         .467%                      991,604
         High Yield Trust................................         .458%                      686,353
         Strategic Bond Trust............................         .494%                    2,027,856
         Global Bond Trust...............................         .445%                      908,302
         Total Return Trust..............................    Not Applicable           Not Applicable
         Investment Quality Bond Trust...................         .440%                    1,089,328
         Diversified Bond Trust..........................         .437%                      859,355
         U.S. Government Securities Trust................         .450%                    1,352,258
         Money Market Trust..............................         .432%                    2,396,762
         Lifestyle Trusts................................   no advisory fees


         Total for all Portfolios........................    Not Applicable              $59,636,967


SUBADVISORY ARRANGEMENTS

         The subadvisers to each of the Trust portfolio's are as follows:

         SUBADVISER                                 PORTFOLIO

         A I M Capital Management, Inc.             Mid Cap Growth Trust
                                                    Aggressive Growth Trust

         Capital Guardian Trust Company             Small Company Blend Trust
                                                    U.S. Large Cap Value  Trust
                                                    Income & Value Trust
                                                    Diversified Bond Trust

   Fidelity Management Trust Company          Mid Cap Blend Trust
                                              Large Cap Growth Trust
                                              Overseas Trust

   Franklin Advisers, Inc.                    Emerging Small Company Trust

   Founders Asset Management LLC              International Small Cap Trust
                                              Balanced Trust

   Manufacturers Adviser Corporation          Pacific Rim Emerging Markets Trust
                                              Quantitative Equity Trust
                                              Real Estate Securities Trust
                                              Equity Index Trust
                                              Money Market Trust
                                              Lifestyle Trusts

   Miller Anderson & Sherrerd, LLP            Value Trust
                                              High Yield Trust

   SUBADVISER                                 PORTFOLIO

   Morgan Stanley Asset Management Inc.       Global Equity Trust

   Pacific Investment Management Company      Global Bond Trust
                                              Total Return Trust


   Rosenberg Institutional Equity Management  Small Company Value Trust

   Rowe Price-Fleming International, Inc.     International Stock Trust

   Salomon Brothers Asset Management Inc      U.S. Government Securities Trust
                                              Strategic Bond Trust

   State Street Global Advisors               Growth Trust

   T. Rowe Price Associates, Inc.             Science & Technology Trust
                                              Blue Chip Growth Trust
                                              Equity-Income Trust

   Templeton Investment Counsel, Inc.         International Value Trust

   Wellington Management Company, LLP         Growth and Income Trust
                                              Investment Quality Bond Trust
                                              Mid Cap Stock Trust


Each of the Trust's Subadvisers, except Capital Guardian Trust Company, Fidelity Management Trust Company and State Street Global Advisors, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

A I M CAPITAL MANAGEMENT, INC.

   PORTFOLIOS SUBADVISED                      PORTFOLIO MANAGER(S)

   Mid Cap Growth                             Robert M. Kippes
                                              Charles David Scavone
                                              David P. Barnard
                                              Kenneth A. Zschappel

   Aggressive Growth                          Robert M. Kippes
                                              Charles David Scavone
                                              Kenneth A. Zschappel

         INFORMATION REGARDING A I M CAPITAL MANAGEMENT, INC.

         A I M Capital Management, Inc.. ("A I M") is an indirect wholly owned subsidiary of A I M Management Group Inc., whose principal business address is 11 Greenway Plaza, Houston, Texas 77046. A I M Management Group, Inc. founded in 1976, is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

         A I M is the investment adviser for separately managed accounts, such as corporate and municap pension plans, insurance companies, charitable institutions and private individuals. A I M manages over $_____ billion of assets as of December 31, 1998.

         PORTFOLIO MANAGERS

Robert M. Kippes. Mr. Kippes is vice president of A I M and senior portfolio manager for several of the A I M funds, including the A I M Aggressive Growth Fund and the A I M Constellation Fund. Mr. Kippes also serves as head of A I M's Small/Mid Cap Growth investment management unit. Mr Kippes joined A I M in 1989 as a research assistant. In 1992 he was named head of equity research and portfolio manager. In 1994 he was promoted to his current position.

Charles David Scavone. Mr. Scavone is vice president and senior portfolio manager of A I M. He is involved in managing several of the A I M funds, including the A I M Aggressive Growth Fund and the A I M Constellation Fund. Mr. Scavone has been in the investment business since 1991. Prior to joining A I M in 1996, he was associate portfolio manager at Van Kampen American Capital Management, Inc. Prior to joining Van Kampen in 1994, he was an equity research analyst/assistant portfolio manager at Texas Commerce Investment Management Company in Houston.

David P. Barnard. Mr. Barnard is vice president of A I M and a senior portfolio manager. He is involved in managing several of the A I M funds, including the A I M Aggressive Growth Fund and the A I M Constellation Fund. Mr. Barnard joined A I M in 1982.

Kenneth A. Zschappel. Mr. Zschappel is assistant vice president and senior portfolio manager of A I M. He is involved in managing several of the A I M funds, including the A I M Aggressive Growth Fund and the A I M Constellation Fund. Mr. Zschappel joined A I M in 1990 and in 1992 became a portfolio analyst for equity securities, specializing in technology and health care. He was elected investment officer of A I M in 1995.

CAPITAL GUARDIAN TRUST COMPANY

    PORTFOLIOS SUBADVISED             PORTFOLIO MANAGER(S)

    Small Company Blend               Michael R. Ericksen (since May 1, 1999)
                                      Bryan Jacoboski (since May 1, 1999)
                                      James S. Kange (since May 1, 1999)
                                      Robert G. Kirby (since May 1, 1999)
                                      Committee*

    U.S. Large Cap Value              Donnalisa P. Barnum (since May 1, 1999)
    Income & Value                    Michael R. Ericksen (since May 1, 1999)
                                      David I. Fisher (since May 1, 1999)
                                      Bryan Jacoboski (since May 1, 1999)
                                      Theodore R. Samuels
                                      Eugene P Stein (since May 1, 1999)
                                      Committee*

    Diversified Bond                  James S. Baker (since May 1, 1999)
                                      James R. Mulally (since May 1, 1999)
                                      John W. Ressner (since May 1, 1999)

* A portion of the portfolio is managed by a committee of senior research analysts.

         INFORMATION REGARDING CAPITAL GUARDIAN TRUST COMPANY

         Capital Guardian Trust Company ("CGTC") is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly -owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968 and manages approximately $77 billion of assets as of December 31, 1998. CGTC is a bank as defined in the Investment Advisers Act of 1940 and is therefore not a registered investment adviser.

         PORTFOLIO MANAGERS

James S. Baker. James Baker is a Vice President and portfolio manager for CGTC. He joined the CGTC organization in 1987.

Donnalisa P. Barnum. Donnalisa Barnum is a Senior Vice President and portfolio manager for CGTC. She joined the CGTC organization in 1986.

Michael R. Ericksen. Michael Ericksen is a Senior Vice President and portfolio manager for CGTC. She joined the CGTC organization in 1987.

David I. Fisher. David Fisher is Chairman of the Board of The Capital Group Companies, Inc., and Chairman of the Board and a member of the Executive Committee and Investment committee of Capital Guardian Trust Company. He joined the CGTC organization in 1989.

Bryan Jacoboski. Bryan Jacoboski is a Vice President and portfolio manager for CGTC. She joined CGTC in 1994. Prior to joining the CGTC organization in 1994, he spent 11 years with Paine-Webber where he was a Managing Director in equity research.

James S. Kang. James Kang is Vice President for Capital Research International. He joined the CGTC organization in 1988.

Robert G. Kirby. Robert Kirby is a Senior Partner of The Capital Group Partners L.P. and Chairman Emeritus and a portfolio manager of CGTC. He joined the CGTC organization in 1968.

John W. Ressner. John Ressner is Executive Vice President, Research Director, member of the Management Committee for Capital Research Company, an Executive Vice President and portfolio manager-Fixed Income for Capital Research International and a member of CGTC's Investment Committee. He joined the CGTC organization in 1988.

Theodore R. Samuels. Theodore Samuels is a Senior Vice President and a Director for CGTC. He joined the CGTC organization in 1981.

Eugene P. Stein. Eugene Stein is Executive Vice President, a Director, a portfolio manager and Chairman of the Investment Committee for CGTC. She joined the CGTC organization in 1972.

James R. Mulally. James Mulally is Senior Vice President, a Director, and Chairman of the Fixed -Income Investment Sub-Committee for CGTC. He joined the CGTC organization in 1980.

FIDELITY MANAGEMENT TRUST COMPANY

         PORTFOLIOS SUBADVISED             PORTFOLIO MANAGER(S)

         Mid Cap Blend Trust               Katherine Collins (since July 1997)
                                           Richard B. Fentin (since July 1997)

         Large Cap Growth Trust            Karen Firestone (since May 1, 1999)

         Overseas Trust                    Rick Mace (since May 1, 1999)


         INFORMATION REGARDING FIDELITY MANAGEMENT TRUST COMPANY


         Fidelity Management Trust Company ("FMTC") is located at 82 Devonshire Street, Boston, Massachusetts 02109. FMTC is a wholly-owned subsidiary of Fidelity Investments which was founded in 1946. Headquartered in Boston, Fidelity also has offices in London, Tokyo and Hong Kong. Today, Fidelity Investments, along with its affiliates, is the largest privately-held investment management firm in the United States, managing over $752 billion as of December 31, 1998.

Fidelity Investments is a privately-held company (there is no outside ownership), and no ownership changes are anticipated.


         FMTC was established by Fidelity Investments in 1981 to provide investment management services for institutional clients. FMTC is a bank as defined in the Investment Advisers Act of 1940 and is therefore not a registered investment adviser. FMTC currently manages in excess of $58 billion for more than 267 institutional clients. FMTC offers institutional investors clearly-defined equity, fixed income, international, high yield bond, real estate and alternative disciplines. Each discipline serves either as a stand-alone investment option or in combination with other disciplines to meet specific client investment objectives.

         PORTFOLIO MANAGERS

         Katherine Collins. Ms. Collins joined Fidelity Investments in 1990. She is also the portfolio manager of Fidelity Mid Cap Stock Fund and Fidelity Advisor Mid Cap Stock Fund. Ms. Collins previously served as sector leader of Fidelity's consumer equity research group from 1996 to January 1997. She was named manager of Fidelity Select Leisure, Fidelity Select Consumer Industries and Fidelity Advisor Consumer Industries portfolios in 1996. From 1994 to 1995, Ms. Collins was assistant director of research. From 1992 to 1994, she managed Fidelity Select Construction and Housing Portfolio. Ms. Collins is a Chartered Financial Analyst.

         Richard B. Fentin. Mr. Fentin, Senior Vice President, joined Fidelity Investments in 1979. He has also managed the Fidelity Value Fund since March, 1996, and previously managed the same fund during 1992. Prior to 1993, Mr. Fentin also managed Fidelity Puritan Fund, Fidelity Growth Company Fund, Fidelity Select Precious Metal Portfolio and Fidelity Trust Portfolio: Growth Fund and served as a research assistant for the Fidelity Magellan Fund.

         Karen Firestone. Ms. Firestone joined Fidelity Investments in 1983 and has worked as an analyst and manager. Ms. Firestone also manages Fidelity Advisor Large Cap Fund.

         Rick Mace. Mr. Mace jointed Fidelity Investments in 1987 and has worked as an analyst and manager. Mr. Mace also manages Fidelity Advisor Overseas Fund.

FOUNDERS ASSET MANAGEMENT LLC

         PORTFOLIOS SUBADVISED             PORTFOLIO MANAGER*

         Balanced Trust                    Brian F. Kelly (January 1997)

         International Small Cap Trust     Michael W. Gerding (since March 1996)

* To facilitate the day-to-day investment management of each Trust, Founders employs a unique team-and-lead-manager system. The management team is composed of several members of the Investment Department, including lead portfolio managers, portfolio traders and research analysts. Team members share responsibility for providing ideas, information, knowledge and expertise in the management of the portfolios. Daily decisions on portfolio selection for the portfolio rests with a lead portfolio manager assigned to the portfolio. The lead portfolio manager is listed for each Trust.

         INFORMATION REGARDING FOUNDERS ASSET MANAGEMENT LLC

         Founders Asset Management LLC ("Founders"), located at 2930 East Third Avenue, Denver, Colorado 80206, is a registered investment adviser which was first established as an asset manager in 1938. Founders is a 90%-owned subsidiary of Mellon Bank. N.A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank is a wholly-owned subsidiary of Mellon Bank Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. As of December 31, 1998, Founders had over $7.6 billion of assets under management, including approximately $5.4 billion in mutual fund accounts and $2.2 billion in other advisory accounts.

         Founders is a "growth-style" manager of equity portfolios and gives priority to the selection of individual securities that have the potential to provide superior results over time, despite short-term volatility. Under normal circumstances, Founders' approach to investment management gives greater emphasis to the fundamental financial, marketing and operating strengths of the companies whose securities it buys, and less emphasis to the short-term impact of changes in macroeconomic and market conditions. Founders focuses on purchasing the stocks of companies with strong management and market positions that have earnings prospects that are significantly above the average for their market sectors.

         PORTFOLIO MANAGERS

         Michael W. Gerding. Mr. Gerding, Senior Vice President of Investments, is a chartered financial analyst who has been part of Founders' investment department since 1990. Prior to joining Founders, he served as a portfolio manager and research analyst with NCNB Texas for several years. Mr. Gerding earned a BBA in finance and an MBA from Texas Christian University.

         Brian F. Kelly. Mr. Kelly, Vice President of Investments, joined Founders in 1996. Prior to joining Founders, he served as portfolio manager for Invesco Trust Company (1993-1996) and as a senior investment analyst for Sears Investment Management Company (1986-1993). A graduate of the University of Notre Dame, Mr. Kelly received his MBA and JD from the University of Iowa. He is also a Certified Public Accountant.

FRANKLIN ADVISERS, INC.

         PORTFOLIO SUBADVISED              PORTFOLIO MANAGER

         Emerging Small Company Trust      Edward Jamieson (since May 1, 1999)

                                           Michael McCarthy (since May 1, 1999)

                                           Aidan O'Connell (since May 1, 1999)


         INFORMATION REGARDING FRANKLIN ADVISERS, INC.

         Franklin Advisers, Inc. ("Franklin Advisers"), located at 777 Mariners Island Blvd, San Mateo, CA 94404, has been in the business of providing investment advisory services since 1985. Franklin Advisers is wholly owned by Franklin Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson are the principal shareholders of Resources. As of December 31, 1998, Franklin Advisers and its affiliates manage over $220 billion of assets.

         PORTFOLIO MANAGERS

Edward Jamieson. Mr. Jamieson joined the Franklin Templeton Group in 1987.

Michael McCarthy. Mr. McCarthy joined the Franklin Templeton Group in 1992.

Aidan O'Connell. Mr. O'Connell joined the Franklin Templeton Group in May, 1998. Before joining Franklin Templeton, Mr. O'Connell worked at Hambrecht & Quist.

MANUFACTURERS ADVISER CORPORATION

         PORTFOLIO SUBADVISED           PORTFOLIO MANAGER(S)*

         Pacific Rim Emerging           Stephen Hill (since October 1994)
         Markets Trust                  Richard James Crook (since October 1994)
                                        Hugh Williams (since January 1999)

         Quantitative Equity Trust      Mark Schmeer (since August 1995)
                                        Rhonda Chang (since August 1995)

         Real Estate Securities Trust   Mark Schmeer (since August 1995)
                                        Leslie Grober (since August 1995)

         Equity Index                   Leslie Grober (since October 1995)
                                        Brett Hryb (since October 1997)

         Lifestyle Trusts               Committee

* Dates also include the time period the portfolio manager managed any predecessor Manulife Series Fund, Inc. portfolio.

         Management of the above portfolios is provided by a team of investment professionals each of whom plays an important role in the management process of each portfolio. Team members work together to develop investment strategies and select securities for a portfolio. They are supported by research analysts, traders and other investment specialists who work alongside the investment professionals in an effort to utilize all available resources to benefit the shareholders.

     ADDITIONAL INFORMATION REGARDING MANUFACTURERS ADVISER CORPORATION

     Manufacturers Adviser Corporation ("MAC") is a Colorado corporation. Its principal business at the present time is to provide investment management services to the portfolios listed above. MAC is an indirect wholly-owned subsidiary of Manulife Financial. The address of MAC is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. As of December 31, 1998, MAC together with Manulife Financial had approximately $63 billion of assets under management.

     PORTFOLIO MANAGERS

     Mark Schmeer. Mr. Schmeer joined MAC in 1995. He is an investment manager of U.S. Equities at Manulife Financial. Prior to 1995, Mr. Schmeer was a Vice President of Sun Life Investment Management, where he served from 1993 to 1995. Mr. Schmeer was a manager of U.S. Investments for Ontario Hydro Corporation from 1986 to 1993.

     Leslie Grober. Mr. Grober joined MAC in 1995. He has been an investment manager of U.S. Equities at Manulife Financial since 1994. Mr. Grober was an investment representative of Toronto-Dominion Bank from 1991 to 1993. Prior to that he was employed by the Bank of Montreal.

     Brett Hryb. Mr. Hryb joined MAC in 1996. Prior to joining MAC, he worked for Global Accounting at Elliott & Page, an affiliate of MAC. Mr. Hryb specializes in equity index portfoios.

     Rhonda Chang. Ms. Chang joined MAC in 1995. She has been an investment manager at Manulife Financial since 1994. From 1990 to 1994, Ms. Chang was an investment analyst with American International Group.

     Stephen Hill. Mr. Hill joined MAC in 1995. He is also an investment manager at Manulife Financial. Prior to 1995, Mr. Hill was a director of INVESCO Asset Management, where he served from 1993 and 1994. Mr. Hill was a director of Yasuda Trust Europe from 1989 to 1992.

     Richard James Crook. Mr. Crook joined MAC in 1994. He has been an investment manager at Manulife Financial since 1975.

     Hugh Williams. Mr. Williams joined MAC in 1998 and was appointed to permanent staff on January 1, 1999. He is responsible for equity portfolios in the Pacific Asia region, excluding Japan and Australia. Prior to joining MAC, Mr. Williams managed Asian and Australian portfolios for Prudential Portfolio Managers.

MILLER ANDERSON & SHERRERD, LLP

     PORTFOLIOS SUBADVISED              PORTFOLIO MANAGER(S)

     Value Trust                        Robert J. Marcin (since January 1997)
                                        Richard M. Behler (since January 1997)
                                        Nicholas J. Kovich (since January 1997)

     High Yield Trust                   Robert E. Angevine (since January 1997)
                                        Thomas L. Bennett (since January 1997)
                                        Stephen F. Esser (since January 1997)

     INFORMATION REGARDING MILLER ANDERSON & SHERRERD, LLP

     Miller Anderson & Sherrerd, LLP ("MAS") is a Pennsylvania limited liability partnership founded in 1969 and is located at One Tower Bridge, West Conshohocken, PA 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a division of Morgan Stanley Dean witer Investment Management Inc. which as of December 31, 1998 had approximately $163.4 billion in assets under management. MAS is an indirectly wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

     PORTFOLIO MANAGERS

     Robert J. Marcin. Mr. Marcin joined MAS as a portfolio manager in 1988. He is primarily responsible for the management of the Value and Core Equity Portfolios of MAS Funds, Van Kemper Series Fund, Inc. and Morgan Stanley Dean Witter Universal Funds, Inc.

     Nicholas J. Kovich. Mr. Kovich joined MAS as a portfolio manager in 1988. He is also primarily responsible for the management of the Value and Core Equity Portfolios of MAS Funds, Van Kampen Series Fund, Inc. and Morgan Stanley Dean Witter Universal Funds, Inc.

     Richard M. Behler. Mr. Behler joined MAS as a portfolio manager in 1995. He is also primarily responsible for the management of the Value Portfolios of MAS Funds, Morgan Stanley Fund, Inc. and Morgan Stanley Dean Witter Universal Funds, Inc. Prior to joining MAS, Mr. Behler served as portfolio manager from 1992 to 1995 for Moore Capital Management.

     Robert E. Angevine. Mr. Angevine joined Morgan Stanley Asset Management in 1988. He is primarily responsible for the management of the High Yield and Fixed Income portfolios of MAS Funds and Morgan Stanley Dean Witter Universal Funds, Inc.

     Thomas L Bennett. Mr. Bennett joined MAS in 1984. He is also primarily responsible for the management of the High Yield portfolios of MAS Funds and Morgan Stanley Dean Witter Universal Funds, Inc.

     Stephen F. Esser. Mr. Esser joined MAS in 1988. He is also primarily responsible for the management of the High Yield portfolios of MAS Funds and Morgan Stanley Universal Funds, Inc.

MORGAN STANLEY ASSET MANAGEMENT

     PORTFOLIOS SUBADVISED          PORTFOLIO MANAGER

     Global Equity                 Frances Campion (since January 1997)

                                   Richard Boon (since February 1999)

                                   Paul Boyne (since February 1999)

     INFORMATION REGARDING MORGAN STANLEY ASSET MANAGEMENT

     Morgan Stanley Asset Management ("Morgan Stanley"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, has been the Subadviser to the Global Equity Trust since October 1, 1996. Morgan Stanley, a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., conducts a worldwide portfolio management business, providing a broad range of portfolio management services to customers in the United States and abroad. At December 31, 1998, Morgan Stanley and its institutional investment management affiliates had approximately $163.4 billion of combined assets under management as investment managers or as fiduciary advisers.

     Morgan Stanley Dean Witter & Co. is a global financial services firm with three major businesses: securities, asset management and credit services.

     On December 1, 1998, Morgan Stanley Asset Management Inc. changed it name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

     PORTFOLIO MANAGER

     Frances Campion. Ms. Campion joined Morgan Stanley in January 1990 as a global equity fund manager and is now a Managing Director of Morgan Stanley & Co. Incorporated. Her responsibilities include day-to-day management of the Global Equity Portfolio of Morgan Stanley Institutional Fund, Inc. Prior to joining Morgan Stanley, Ms. Campion was a U.S. equity analyst with Lombard Odler Limited where she had responsibility for the management of global portfolios. Ms. Campion has eleven years global investment experience. She is a graduate of University of College, Dublin.

     Richard Boon. Mr. Boon joined Morgan Stanley's Global Equity team in Setpember 1995 and became a Principal in December 1998. In addition to portfolio management, his responsiblities include security analysis on North American and Australian equities. Prior to joing Morgan Stanley, he spent seven year in investment banking; working for Deutsche Bank as a member of their Equity Capital Markets Group; advising the UK Post Office on its proposed privatization; and with Ord Minnett Securities in their Mergers & Acquisitions dvivision. He is a graduate of Cantebury and Victoria Unviersities, New Zealand.

   Paul Boyne. Paul Boyne joined Morgan Stanley in 1993 after working as a Chartered Accountant with Grant Thornton International in Dublin. At Morgan Stanley, he assists in the implementation of the Global Equity Program and the analysis of North American and Irish equities. He is currently completing a post-graduate degree with University College, Dublin. Mr. Boyne became a Principal in December 1998.

PACIFIC INVESTMENT MANAGEMENT COMPANY

   PORTFOLIOS SUBADVISED       PORTFOLIO MANAGER

   Global Bond Trust           Lee R. Thomas, III (since May 1, 1999)

   Total Return Trust          William H. Gross (since May 1, 1999)

   INFORMATION REGARDING PACIFIC INVESTMENT MANAGEMENT COMPANY

   Pacific Investment Management Company ("PIMCO"), founded in 1971, is a subsidiary of PIMCO Advisors, L.P. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of PIMCO. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO had approximately $157.96 billion of assets under management as of December 31, 1998 and PIMCO Advisors, L.P. had approximately $244.2 billion of assets under management as of December 31, 1998.

   PORTFOLIO MANAGERS

   Lee R. Thomas, III. Lee Thomas is Managing Director and Senior
International Portfolio Manager at PIMCO. Mr. Thomas joined PIMCO in 1995.

   William H. Gross. William Gross is the Managing Director and a Fixed Income Portfolio Manager at PIMCO. Mr. Gross is one of the founders of PIMCO.

AXA ROSENBERG INVESTMENT MANAGEMENT

   PORTFOLIOS SUBADVISED         PORTFOLIO MANAGER(S)*

   Small Company Value Trust     Barr M. Rosenberg (since October 1997)
                                 Kenneth Reid (since October 1997)
                                 Floyd Coleman (since October 1997)


*Management of the Small Company Value Trust is overseen by Dr. Rosenberg and Dr. Reid who are responsible for research and the design and maintenance of AXA Rosenberg's portfolio system, and by Mr. Coleman who is responsible for monitoring the Small Company Value Trust's performance against the relevant benchmark and for monitoring cash balances.

   INFORMATION REGARDING AXA ROSENBERG INVESTMENT MANAGEMENT

   AXA Rosenberg Investment Management ("AXA Rosenberg") is a professional investment management firm which provides investment advisory services to a substantial number of institutional investors. AXA Rosenberg is a Delaware limited liability company whose principal business address is Four Orinda Way, Suite 300E, Orinda, CA 94563. AXA Rosenberg is part of a global group of investment adviser companies under common ownership. The owners of AXA Rosenberg are AXA Investment Managers, Barr M. Rosenberg, Marlis S. Fritz and Kenneth Reid. As of December 31, 1998, AXA Rosenberg managed approximately $7.6 billion of assets.

   PORTFOLIO MANAGERS

     Barr M. Rosenberg. Dr. Rosenberg has been employed by AXA Rosenberg since the company's inception in 1985. Dr. Rosenberg is the managing director of Barr Rosenberg Research Center, an affiliated company. As such, he has ultimate responsibility for AXA Rosenberg's securities valuation and portfolio optimization systems used to manage the Small Company Value Trust and for the implementation of the decisions developed therein. His area of special concentration is the design of AXA Rosenberg's proprietary securities valuation model. Dr. Rosenberg earned a B.A. degree from the University of California, Berkeley in 1963. He earned an M.Sc. from the London School of Economics in 1965, and a Ph.D. from Harvard University, Cambridge, Massachusetts, in 1968.

     Kenneth Reid. Dr. Reid has been employed by AXA Rosenberg for the past thirteen years. Dr. Reid is a Chief Executive Officer for Rosenberg. His work is focused on the design and estimation of AXA Rosenberg's valuation models and he has primary responsibility for analyzing the empirical evidence that validates and supports the day-to-day recommendations of AXA Rosenberg's securities valuation models. Dr. Reid earned both a B.A. degree in 1973 and an M.D.S. in 1975 from Georgia State University, Atlanta. In 1982, he earned a Ph.D. from the University of California, Berkeley, where he was awarded the American Bankers Association Fellowship.

     Floyd Coleman. Mr. Coleman has been a trader and portfolio manager for AXA Rosenberg since 1988. He received a B.S. from Northwestern University in 1982, a M.S. from Polytechnic Institute, Brooklyn in 1984 and a M.B.A. from Harvard Business School in 1988.

ROWE PRICE-FLEMING INTERNATIONAL, INC.

     PORTFOLIOS SUBADVISED              PORTFOLIO MANAGER

     International Stock Trust          Committee

     INFORMATION REGARDING ROWE PRICE-FLEMING INTERNATIONAL, INC.

     Rowe Price-Fleming International, Inc. ("Price-Fleming") is located at 100 East Pratt Street, Baltimore, Maryland 21202. Price-Fleming has offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price Associates, Inc. ("T. Rowe Price") and Robert Fleming Holdings Limited ("Flemings").

     T. Rowe Price, Flemings, and Jardine Fleming Group Limited ("Jardine Fleming") are owners of Price-Fleming. The common stock of Price-Fleming is 50% owned by a wholly-owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by Jardine Fleming. (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the Board of Directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

SALOMON BROTHERS ASSET MANAGEMENT INC

     PORTFOLIOS SUBADVISED              PORTFOLIO MANAGER*

     U.S. Government Securities Trust   Roger Lavan (since 1991)
     Strategic Bond Trust               Roger Lavan (since 1993)

*Mr. Lavan have been assisted in the management of the Strategic Bond Trust by Peter Wilby since February, 1993 and by David Scott since January, 1995.

     INFORMATION REGARDING SALOMON BROTHERS ASSET MANAGEMENT INC

     Salomon Brothers Asset Management Inc ("SBAM") is a wholly-owned subsidiary of Citigroup. SBAM was incorporated in 1987 and, together with affiliates in London, Frankfurt and Hong Kong, provides a full range of fixed-income and equity investment advisory services for individual and institutional clients around the world, including European and Far East central banks, pension funds, endowments, insurance companies, and services as investment adviser to various investment companies. Citigroup is a diversified financial services company engaged in investment services, asset management, consumer finance and insurance services. As of December 31, 1998, SBAM and its worldwide investment advisory affiliates managed approximately $27 billion in assets. SBAM's business offices are located at Seven World Trade Center, New York, New York 10048.

     In connection with SBAM's service as Subadviser to the Strategic Bond Trust, SBAM's London-based affiliate, Salomon Brothers Asset Management Limited ("SBAM Limited"), whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. SBAM Limited is compensated by SBAM at no additional expense to the Strategic Bond Trust. SBAM Limited is a subsidiary of Salomon Smith Barney Holdings Inc, which is in turn a subsidiary of Travelers. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

     PORTFOLIO MANAGERS

     Roger Lavan. Mr. Lavan joined SBAM in 1990 and is a Director in the fixed income department. He is a Portfolio Manager responsible for SBAM's investment company and institutional portfolios which invest primarily in mortgage-backed and U.S. government debt securities. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers Fixed Income Sales and Product Support departments.

     Peter Wilby. Mr. Wilby, who joined SBAM in 1989, is a Managing Director and Senior Portfolio Manager responsible for investment company and institutional portfolio investments in high yield U.S. corporate debt securities and high yield foreign sovereign debt securities. From 1984 to 1989, Mr. Wilby was employed by Prudential Capital Management Group ("Prudential"), where he served as Director of Prudential's credit research unit and as a corporate and sovereign credit analyst. Mr. Wilby also managed high yield bonds and leveraged equities for Prudential mutual funds and institutional portfolios.

     David Scott. Mr. Scott is Managing Director and a Senior Portfolio Manager with SBAM Limited in London with primary responsibility for managing long-term global bond portfolios. He also plays an integral role in developing strategy. Mr. Scott manages currency transactions and investments in non-dollar denominated securities for the Strategic Bond Trust. Prior to joining SBAM in April 1994, Mr. Scott worked at J.P. Morgan from 1990 to 1994 where he had responsibility for global and non-dollar portfolios for clients including departments of various governments, pension funds and insurance companies.

STATE STREET GLOBAL ADVISORS

     PORTFOLIOS SUBADVISED              PORTFOLIO MANAGER

     Growth Trust                       Peter B. Wiley, CFA (since May 1, 1999)*
                                        Peter Stonberg, CFA (since May 1, 1999
                                        Dean S. Barr, CFA (since May 1, 1999)
                                        *Lead Portfolio Manager

     INFORMATION REGARDING STATE STREET GLOBAL ADVISORS

     State Street Global Advisors ("SSgA"), located at Two International Place, Boston, Massachusetts 02110, has been in the business of providing investment advisory services since 1978. As of December 31, 1998, SSgA had approximately $470 billion under management. SSgA is a division of State Street Bank and Trust Company.

     PORTFOLIO MANAGER

     Peter B. Wiley, CFA. Peter Wiley is a principal at SSgA. He is responsible for the large capitalization growth strategy of SSgA as well as general research and portfolio management duties. Prior to joining SSgA in 1997, he was a portfolio manager in the equity group at Colonial Management Associates. Prior to joining Colonial, he was a research faculty member at the Massachusetts Institute of Technology, Lincoln Laboratory.

     Peter Stonberg, CFA. Peter Stonberg is a principal of SSgA and the head of the SSgA U.S. Active Equity Investments. Peter Stonberg joined SSgA in 1981 with over 15 years of investment management.

     Dean S. Barr. Dean Barr is a principal of SSgA and Director of Research. He is also responsible for the worldwide development and enhancement of SSgA active investment strategies. Prior to joing SSgA in 1997, he was the Chief Executive Officer of Advanced Investment Technology, a quantitative money management firm.

T. ROWE PRICE ASSOCIATES, INC.

     PORTFOLIOS SUBADVISED              PORTFOLIO MANAGER(S)

     Blue Chip Growth Trust             Investment advisory committee composed
                                        of the following members:
                                        Larry J. Puglia, Chairman (since
                                          October 1996)
                                        Brian W.H. Berghuis
                                        Robert W. Smith
                                        Thomas J. Huber
                                        William J. Stromberg

     Equity-Income Trust                Investment advisory committee composed
                                        of the following members:
                                        Brian C. Rogers, Chairman (since
                                          October 1996)
                                        Stephen W. Boesel
                                        Richard P. Howard
                                        Michael F. Sola
                                        William J. Stromberg

     Science & Technology Trust         Investment advisory committee composed
                                        of the following members:
                                        Charles A. Morris, Chairman (since
                                          January 1997)
                                        Jill L. Hauser
                                        Brian D. Stansky

     INFORMATION REGARDING T. ROWE PRICE ASSOCIATES, INC.

     T. Rowe Price Associates, Inc. ("T. Rowe Price"), whose address is at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1998, T. Rowe Price and its affiliates have managed over $148 billion for over seven million individual and institutional investor accounts.

     PORTFOLIO MANAGERS

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

     Larry J. Puglia. Mr. Puglia, who joined T. Rowe Price in 1990, is a Managing Director of T. Rowe Price and has been managing investments since 1993.

     Brian C. Rogers. Mr. Rogers, who joined T. Rowe Price in 1982, is a Managing Director of T. Rowe Price and has been managing investments since 1983.

     Charles A. Morris. Mr. Morris, who joined T. Rowe Price in 1987, is a Managing Director of T. Rowe Price and has been managing investments since 1991.

TEMPLETON INVESTMENT COUNSEL, INC.

     PORTFOLIO SUBADVISED               PORTFOLIO MANAGER

     International Value Trust          Lead Portfolio Manager

                                        Gary R. Clemens (since May 1, 1999)

                                        The following individual has secondary
                                        portoflio management responsibilities:

                                        Edgerton Scott, III CFA (since
                                          May 1, 1999)

     INFORMATION REGARDING TEMPLETON INVESTMENT COUNSEL, INC.

     Templeton Investment Counsel, Inc. ("Templeton Investment"), located at 777 Mariners Island Blvd, San Mateo, CA 94404, has been in the business of providing investment advisory services since 1979. As of December 31, 1998, Templeton Investment and its affiliates manage over $220 billion in assets. Templeton Investment is wholly owned by Templeton Global Investors, Inc., which is wholly owned by Templeton Worldwide, Inc., which is wholly owned by Franklin Resources, Inc..

     PORTFOLIO MANAGERS

     Gary R. Clemons. Mr. Clemons is a Senior Vice President of Templeton Investment. He joined the Franklin Templeton Group in 1990.

     Edgerton Scott, III. Mr. Scott is Vice President of Templeton Investment. He joined the Franklin Templeton Group in 1996. Prior to joining Franklin Templeton, Mr. Scott served as an investment analyst for the Portola Group and Aeltus Investment Management.

WELLINGTON MANAGEMENT COMPANY, LLP

     PORTFOLIOS SUBADVISED             PORTFOLIO MANAGER

     Growth and Income Trust           Matthew E. Megargel (since February 1992)
     Investment Quality Bond Trust     Thomas L. Pappas (since March 1994)
     Mid Cap Stock Trust               Frank V. Wisneski (since May 1, 1999)

     INFORMATION REGARDING WELLINGTON MANAGEMENT COMPANY, LLP

     Wellington Management Company, LLP ("Wellington Management") a Massachusetts limited liability partnership is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals since 1928. As of December 31, 1998, Wellington Management had investment management authority with respect to approximately $212 billion of client assets. The managing partners of Wellington Management are Robert W. Doran, Duncan M. McFarland and John R. Ryan.

     PORTFOLIO MANAGERS

     Matthew E. Megargel. Mr. Megargel, Senior Vice President of Wellington Management, joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management.

     Thomas L. Pappas. Mr. Pappas, Senior Vice President of Wellington Management, has been a portfolio manager with Wellington Management since 1987.

     Frank V. Wisneski. Mr. Wisneski, Senior Vice President of Wellington Management, joined Wellington Management in 1969 as a research analyst and has been investing in small and mid-cap companies since 1975.

SUBADVISORY FEES

     Under the terms of each of the Subadvisory Agreements, the Subadviser manages the assets of the assigned portfolios, subject to the supervision of the Adviser and the Trustees of the Trust. The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in this Prospectus. Each Subadviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

     As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a portfolio exceed specified amounts, the fee may be reduced with respect to such excess. The following is a schedule of the management fees the Adviser currently is obligated to pay the Subadvisers out of the advisory fee it receives from each portfolio as specified above:





                                                                 BETWEEN          BETWEEN
                                                               $50,000,000      $200,000,000
                                                 FIRST             AND              AND           EXCESS OVER
PORTFOLIO                                     $50,000,000      $200,000,000     $500,000,000     $500,000,000

Pacific Rim Emerging Markets Trust......        .400%            .350%            .275%             .225%
Science & Technology Trust .............        .600%            .600%            .600%             .600%
International Small Cap Trust .........         .650%            .600%            .500%             .400%
Aggressive Growth Trust ...............         .500%            .500%            .500%             .450%
Emerging Small Company Trust ..........         .600%            .600%            .520%             .500%
Small Company Blend Trust .............         .550%            .550%            .550%             .550%
Mid Cap Growth Trust ..................         .500%            .475%            .450%             .400%
Mid Cap Stock Trust ...................         .450%            .425%            .400%             .375%
Overseas Trust ........................         .500%            .500%            .500%**           .450%***
International Stock Trust .............         .750%*           .500%*           .500%*            .450%*
International Value Trust .............         .625%            .465%            .375%             .350%
Mid Cap Blend Trust ...................         .350%            .350%            .350%             .350%
Small Company Value Trust .............         .600%            .575%            .525%             .475%




Global Equity Trust ...................         .500%            .450%            .375%             .325%
Growth Trust ..........................         .400%            .400%            .350%             .300%
Large Cap Growth Trust ................         .400%            .400%            .400%**           .350%***
Quantitative Equity Trust .............         .275%            .225%            .175%             .150%
Blue Chip Growth Trust ................         .400%            .400%            .400%             .350%
Real Estate Securities Trust ..........         .275%            .225%            .175%             .150%
Value Trust ...........................         .400%            .300%            .200%             .200%
Equity Index Trust ....................         .100%            .100%            .100%             .100%
Growth and Income Trust ...............         .325%            .275%            .225%             .150%
U.S. Large Cap Value Trust ............         .400%            .400%            .400%             .350%
Equity-Income Trust ...................         .400%            .400%            .400%             .350%
Income & Value Trust ..................         .350%            .350%            .350%             .300%
Balanced Trust ........................         .375%            .325%            .275%             .225%
High Yield Trust ......................         .350%            .300%            .250%             .200%
Strategic Bond Trust**** ..............         .350%            .300%            .250%             .200%
Global  Bond Trust ....................         .375%            .350%            .300%             .250%
Total Return Trust ....................         .300%            .300%            .250%             .250%
Investment Quality Bond Trust .........         .225%            .225%            .150%             .100%
Diversified Bond Trust ................         .350%            .300%            .250%             .200%
U.S. Government Securities Trust ......         .225%            .225%            .150%             .100%
Money Market Trust ....................         .075%            .075%            .075%             .020%
Lifestyle Trusts ......................          no subadvisory fee



*.750% up to $20 million, .600% from $20 million up to $50 million, .50% from $50 million up to $200 million of the current value of the net assets of the portfolio. When the current value of the net assets of the portfolio equals or exceeds $200 million, the fee is .500% of the current value of the net assets of the portfolio. When the current value of the net assets of the portfolio equals or exceeds $500 million, the fee is .450% of the current value of the net assets of the portfolio.

**$200 Million to $750 Million

***$750 Million or higher

**** In connection with the subadvisory consulting agreement between SBAM and SBAM Limited, SBAM will pay SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee, such amount being an amount equal to the fee payable under SBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Trust that SBAM Limited has been delegated to manage divided by the current value of the net assets of the portfolio.

-.300% $50 million to $150 million; .250% $150 million to $200 million

     For the year ended December 31, 1998, the Adviser paid aggregate subadvisory fees of $34,400,662, allocated among the portfolios as follows:



                                             AS A PERCENTAGE OF    AS A
                                             AVERAGE NET ASSETS    DOLLAR AMOUNT

      Pacific Rim Emerging Markets Trust...         .400%        $  100,909
      Science & Technology Trust ..........         .600%           638,775
      International Small Cap Trust .......         .618%           880,024
      Aggressive Growth Trust .............         .600%           694,939
      Emerging Small Company Trust ........         .550%         1,538,613
      Mid Cap Growth Trust ................         .495%         1,556,064
      Overseas Trust ......................         .457%         1,003,054
      International Stock Trust ...........         .542%         1,041,875
      Mid Cap Blend Trust .................         .233%         3,567,981
      Small Company Value Trust ...........         .586%           679,834
      Global Equity Trust .................         .371%         3,406,519
      Growth Trust ........................         .436%           991,056
      Large Cap Growth Trust ..............         .350%           874,869
      Quantitative Equity Trust ...........         .235%           480,575
      Blue Chip Growth Trust ..............         .383%         3,298,442




      Real Estate Securities Trust ........         .240%           397,010
      Value Trust .........................         .315%           666,493
      Equity Index Trust ..................         .100%            42,702
      Growth and Income Trust .............         .176%         3,370,654
      Equity-Income Trust .................         .225%         2,280,428
      Income & Value Trust ................         .282%         1,722,708
      Balanced Trust ......................         .333%           707,971
      High Yield Trust ....................         .317%           474,278
      Strategic Bond Trust ................         .281%         1,150,170
      Global Bond Trust ...................         .355%           723,763
      Investment Quality Bond Trust .......         .210%           521,489
      Diversified Bond Trust ..............         .313%           613,727
      U.S. Government Securities Trust ....         .200%           600,677
      Money Market Trust ..................         .068%           375,063
      Lifestyle Trusts ....................     Not Applicable    Not Applicable


**$287,543 of this amount was paid to SBAM Limited

PORTFOLIO TURNOVER

     Each of the portfolios, except the Global Equity, Blue Chip Growth, Equity, Equity-Income, Mid Cap Growth and Growth and Income Trusts, anticipates that its annual portfolio turnover rate will exceed 100%. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. The portfolio turnover rate of each of the Trust's portfolios may vary from year to year, as well as within a year. Portfolio Turnover rates are set forth in the Financial Highlights at the end of this Prospectus. See also "Portfolio Turnover" in the Statement of Additional Information.

                               GENERAL INFORMATION

TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY
DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS

     The Trust intends to take the steps necessary to qualify each portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and believes that each portfolio will so qualify. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income and net capital gain ) that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

     Because only insurance company separate accounts will own shares in the portfolios, each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

     If a portfolio failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

- would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

- the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from that Subadvisers might otherwise believe to be desirable.

FOREIGN INVESTMENTS

     Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes.

TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO THE TRUST

     For information regarding the tax implications for the purchaser of a variable annuity or life insurance contracts who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

                                     * * * *

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See "Additional Information Concerning Taxes" in the Statement of Additional Information for additional information on taxes.


DIVIDENDS

     The Trust intends to declare as dividends substantially all of the net investment income, if any, of each portfolio. Dividends from the net investment income and the net capital gain, if any, for each portfolio except the Money Market Trust will be declared not less frequently than annually and reinvested in additional full and fractional shares of that portfolio or paid in cash. Dividends from net investment income and net capital gain, if any, for the Money Market Trust will be declared and reinvested, or paid in cash, daily.

PURCHASE AND REDEMPTION OF SHARES

     Shares of each portfolio of the Trust are offered continuously, without sales charge, at a price equal to their net asset value. The Trust sells its shares directly without the use of any underwriter. Shares of each portfolio of the Trust are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by the Trust. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after receipt of a request for redemption.

     Calculation of Net Asset Value

     The net asset value of the shares of each portfolio is determined once daily as of the close of trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on:

(i) days on which changes in the value of such portfolio's portfolio securities will not materially affect the current net asset value of the shares of the portfolio,

(ii) days during which no shares of such portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Trust, or

(iii) the following business holidays or the days on which such holidays are observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset values per share of all portfolios, except the Money Market Trust, are computed by:

(i) adding the sum of the value of the securities held by each portfolio plus any cash or other assets it holds,

(ii) subtracting all its liabilities, and

(iii) dividing the result by the total number of shares outstanding of that portfolio at such time.

Securities held by each of the portfolios, except securities held by the Money Market and Lifestyle Trusts and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Trustees or their designee although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

     All instruments held by the Money Market Trust and money market instruments with a remaining maturity of 60 days or less held by the other portfolios are valued on an amortized cost basis. Underlying Portfolio shares held by the Lifestyle Trust are valued at their net asset value.

     Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of a portfolio's net asset value. In such event, these securities will then be valued at their fair value as determined in good faith by the Trustees or their designee. Fair value pricing in these circumstances will help ensure that shareholders buying and selling shares on this date receive a price that accurately reflects the value of the securities as of the close of the New York Stock Exchange as opposed to a price that reflects values of securities which are no longer accurate. Fair value pricing in these circumstances will also help ensure that aggressive traders are not able to purchase shares of a portfolio at a deflated price that reflects stale security valuations and then immediately sell these shares at a gain.

YEAR 2000 ISSUES

     The Trust makes extensive use of information systems in the operations of its various businesses, including for the exchange of financial data and other information with customers, suppliers and other counterparties. The Trust also uses software and information systems provided by third parties in its accounting, business and investment systems.

     The Year 2000 risk, as it is commonly known, is the result of computer programs being written using two digits, rather than four, to define the applicable year. Any of the Trust's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in systems failures or miscalculations causing disruptions of operations, including among other things, a temporary inability to process transactions, make payments or engage in other normal business activities.

     The systems used by the Trust have been assessed as part of a comprehensive written plan conducted by The Manufacturers Life Insurance Company (collectively with its subsidiaries "Manulife Financial"), to ensure that computer systems and processes of Manulife Financial and its subsidiaries and affiliates, including the Trust, will continue to perform through the end of this century and in the next.

     In 1996, in order to make Manulife Financial's systems Year 2000 compliant, a program was instituted to modify or replace both Manulife Financial's information technology systems ("IT systems") and embedded technology systems ("Non-IT systems"). The phases of this program include (i) an inventory and assessment of all systems to determine which are critical,
(ii) planning and designing the required modifications and replacements, (iii) making these modifications and replacements, (iv) testing modified or replaced systems, (v) redeploying modified or replaced systems and (vi) final management review and certification. For most IT and non-IT systems identified as critical, certification has been completed for the Trust. Of those systems classified as critical, management believes that over 99% were Year 2000 compliant at the end of 1998. Management continues to focus attention on the remaining 1% of critical systems. Those that affect the Trust are expected to be compliant by the end of the first quarter in 1999. Management believes that the Trust's non-critical systems will be Year 2000 compliant by the end of the first quarter 1999.

     In addition to efforts directed at Manulife Financial's own systems, Manulife Financial is presently consulting vendors, customers, and other third parties with which it deals in an effort to ensure that no material aspect of Manulife Financial's operations will be hindered by Year 2000 problems of these third parties. This process includes providing third parties with questionnaires regarding the state of their Year 2000 readiness and, where possible or where appropriate, conducting further due diligence activities.

     Manulife Financial recognizes the importance of preparing for the change to the Year 2000 and, in January 1999, commenced preparation of contingency plans, in the event that Manulife Financial's Year 2000 program has not fully resolved its Year 2000 issues. The Year 2000 Project Management Office for Manulife Financial's U.S. Division is coordinating the preparation of the Year 2000 contingency plan on behalf of U.S. Division affiliates and subsidiaries. Contingency planning is targeted for completion by mid-1999.

     Management currently believes that, with modifications to existing software and conversions to new software, the Year 2000 risk will not pose significant operational problems for Manulife Financial's computer systems. As part of the Year 2000 program, critical systems were "time-shift" tested in the Year 2000 and beyond to confirm that they will continue to function properly before, during and after the change to the Year 2000. However, there can be no assurance that Manulife Financial's Year 2000 program, including consulting third parties and its contingency planning, will avoid any material adverse effect on Manulife Financial's operations, customer relations or financial condition. Manulife Financial estimates the total cost of its Year 2000 program will be approximately $59 million, of which $49.5 million has been incurred through December 31, 1998; however, there can be no assurance that the actual cost incurred will not be materially higher than such estimate. Most costs will be expensed as incurred; however, those costs attributed to the purchase of new software and hardware will generally be capitalized. The total cost of the Year 2000 program is not expected to have a material effect on Manulife Financial's net operating income.

                              FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help investors understand the financial performance of each portfolio of the Trust for the past five years (or since inception in the case of portfolios whose commencement of operations was less than 5 years ago). Certain information reflect financial results for a single share of a Trust portfolio. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Trust portfolio (assuming reinvestment of all dividends and distributions). The financial statements of the Trust at December 31, 1998 have been audited by PricewaterhouseCoopers LLP independent accountants. The report of PricewaterhouseCoopers LLP is included, along with the Trust's financial statements, in the Trust's annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.



MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              PACIFIC RIM EMERGING MARKETS TRUST
                                                          -------------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,               10/01/1994*
                                                          ----------------------------------------------------             TO
                                                              1998         1997           1996          1995          12/31/1994
                                                          ------------   ---------     ----------    ---------        ----------
Net  asset value, beginning
  of period ........................................    $   7.16        $  10.90      $  10.36      $   9.41           $  10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .........................        0.08            0.05          0.07          0.12               0.04
     Net realized and unrealized gain (loss)
       on investments and foreign currency
       transactions ................................       (0.41)          (3.77)         0.94          0.96              (0.59)
                                                        --------        --------      --------      --------           --------
                 Total from investment
                    operations .....................       (0.33)          (3.72)         1.01          1.08              (0.55)



LESS DISTRIBUTIONS:
     Dividends from net investment income ..........      --              --             (0.08)        (0.09)             (0.04)
     Distributions from capital gains ..............      --               (0.02)        (0.39)        (0.04)             --
                                                        --------        --------      --------      --------           --------

               Total distributions .................      --               (0.02)        (0.47)        (0.13)             (0.04)
                                                        --------        --------      --------      --------           --------


Net asset value, end of period .....................    $   6.83        $   7.16      $  10.90      $  10.36           $   9.41
                                                        ========        ========      ========      ========           ========

               Total return ........................      (4.61%)        (34.12%)         9.81%        11.47%             (5.63%)+

Net assets, end of period (000's) ..................    $ 27,995        $ 23,850      $ 23,241      $ 13,057           $  7,657

Ratio of operating expenses to
  average net assets ...............................       1.21%           1.42%         1.50%         1.50%            1.50%(A)

Ratio of net investment income to
  average net assets ...............................       1.21%           0.65%         0.78%         1.01%            1.84%(A)

Portfolio turnover rate ............................         62%             63%           48%           55%               0%(A)



----------------------------------------------

*   Commencement of operations
+   Non-annualized
(A) Annualized



MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-----------------------------------------------------------------------------------

                                                               SCIENCE &
                                                           TECHNOLOGY TRUST
                                                       ----------------------------
                                                         YEAR ENDED     01/01/1997*
                                                        DECEMBER 31,        TO
                                                           1998         12/31/1997
                                                        -----------    -------------
Net  asset value, beginning
  of period ...................................       $    13.62       $   12.50

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ......................            (0.09)          (0.04)
     Net realized and unrealized gain
       on investments and foreign currency
       transactions ...........................             5.99            1.38
                                                       ---------       ---------
                 Total from investment
                    operations ................             5.90            1.34

LESS DISTRIBUTIONS:
     Distributions from capital gains .........             --             (0.22)
                                                       ---------       ---------

               Total distributions ............             --             (0.22)
                                                       ---------       ---------

Net asset value, end of period ................        $   19.52       $   13.62
                                                       =========       =========

               Total return ...................            43.32%          10.71%

Net assets, end of period (000's) .............        $ 179,285       $  67,348

Ratio of operating expenses to
  average net assets ..........................             1.21%           1.26%

Ratio of net investment loss to
  average net assets ..........................            (0.73%)         (0.54%)

Portfolio turnover rate .......................              105%            121%



--------------------------------------

*   Commencement of operations


MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-------------------------------------------------------------------------------------------------

                                                                     INTERNATIONAL
                                                                    SMALL CAP TRUST
                                                   ----------------------------------------------
                                                          YEARS ENDED
                                                           DECEMBER 31,               03/04/1996*
                                                   ----------------------------           TO
                                                        1998            1997          12/31/1996
                                                   ------------    ------------       -----------
Net  asset value, beginning
  of period ....................................     $   13.70        $    13.60       $   12.50

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .....................          0.07              0.08            0.06
     Net realized and unrealized gain
       on investments and foreign currency
       transactions ............................          1.56              0.03            1.09
                                                     ---------        ----------       ---------
                 Total from investment
                    operations .................          1.63              0.11            1.15

LESS DISTRIBUTIONS:
     Dividends from net investment income                (0.05)            (0.01)          (0.05)
                                                     ---------        ----------       ---------
Net asset value, end of period .................     $   15.28        $    13.70       $   13.60
                                                     =========        ==========       =========

               Total return ....................         11.86%             0.79%           9.20% +

Net assets, end of period (000's) ..............     $ 147,898        $  128,576       $  97,218

Ratio of operating expenses to
  average net assets ...........................          1.25%             1.31%        1.29%(A)

Ratio of net investment income to
  average net assets ...........................          0.44%             0.63%        0.93%(A)

Portfolio turnover rate ........................            45%               74%          50%(A)

--------------------------------------

*     Commencement of operations
+     Non-annualized
(A)   Annualized


MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-------------------------------------------------------------------------

                                                 EMERGING SMALL
                                                  COMPANY TRUST
                                          ----------------------------

                                           YEAR ENDED       01/01/1997 *
                                           DECEMBER 31,        TO
                                              1998          12/31/97
                                          ------------     ------------
Net  asset value, beginning
  of period ..........................     $  24.13           $ 20.60

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss .............        (0.12)            (0.02)
     Net realized and unrealized gain
       on investments ................         0.17              3.55
                                           --------           -------
                 Total from investment
                    operations .......         0.05              3.53

LESS DISTRIBUTIONS:
     Distributions from capital gains         (0.36)             --
                                           --------           -------

Net asset value, end of period .......     $  23.82           $ 24.13
                                           ========           =======

               Total return ..........         0.07%            17.14%

Net assets, end of period (000's) ....     $300,637           $275,774

Ratio of operating expenses to
  average net assets .................         1.10%             1.11%

Ratio of net investment loss to
  average net assets .................        (0.54%)           (0.13%)

Portfolio turnover rate ..............           77%              120%

----------------------------------------

*    Commencement of operations


MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                               PILGRIM BAXTER
                                               GROWTH TRUST
                                       ----------------------------
                                        YEAR ENDED     01/01/1997*
                                       DECEMBER 31,        TO
                                           1998         12/31/97
                                       -------------   ------------
Net  asset value, beginning
  of period ..........................    $ 12.50         $ 12.50

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss .............      (0.07)          (0.03)
     Net realized and unrealized gain
       on investments ................       0.61            0.03
                                          -------         -------
                 Total from investment
                    operations .......       0.54            --
                                          -------         -------

Net asset value, end of period .......    $ 13.04         $ 12.50
                                           ======         =======

               Total return ..........       4.32%          0.00%

Net assets, end of period (000's) ....    $143,010        $93,335

Ratio of operating expenses to
  average net assets .................        1.14%         1.18%

Ratio of net investment loss to
  average net assets .................       (0.64%)       (0.46%)

Portfolio turnover rate ..............         189%           63%


---------------------------------------

*    Commencement of operations



MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------

                                                       SMALL/MID CAP TRUST
                                           -----------------------------------------
                                                   YEARS ENDED
                                                  DECEMBER 31,            03/04/1996*
                                           ----------------------------        TO
                                              1998            1997        12/31/1996
                                           ------------   -------------   ----------
Net  asset value, beginning
  of period ..............................    $  15.41      $  13.37       $  12.50

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss .................       (0.04)        (0.04)          --
     Net realized and unrealized gain
       on investments and foreign currency
       transactions ......................        4.40          2.08           0.87
                                              --------      --------       --------

                 Total from investment
                    operations ...........        4.36          2.04           0.87
                                              --------      --------       --------

Net asset value, end of period ...........    $  19.77      $  15.41       $  13.37
                                              ========      ========       ========

               Total return ..............      28.29%         15.26%          6.96%+

Net assets, end of period (000's) ........    $395,109      $268,377       $176,062

Ratio of operating expenses to
  average net assets .....................        1.04%        1.05%           1.10%(A)

Ratio of net investment loss to
  average net assets .....................       (0.27%)      (0.33%)         (0.02%)(A)

Portfolio turnover rate ..................         150%         151%             67% (A)


---------------------------------

*     Commencement of operations
+     Non-annualized
(A)   Annualized



MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
----------------------------------------------------------------------------------

                                                         INTERNATIONAL STOCK
                                                                TRUST
                                                      ----------------------------
                                                       YEAR ENDED     01/01/1997 *
                                                      DECEMBER 31,       TO
                                                          1998          12/31/97
                                                      ------------   -------------
Net  asset value, beginning
  of period ....................................       $  11.47      $  11.47

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .....................           0.09          0.04
     Net realized and unrealized gain
       on investments and foreign currency
       transactions ............................           1.62          0.12
                                                       --------      --------

                 Total from investment
                    operations .................           1.71          0.16

Less Distributions
     Dividends from net investment income                 (0.09)        (0.03)
     Distributions from capital gains ..........          (0.11)        (0.13)
                                                       --------      --------

          Total Distributions ..................          (0.20)        (0.16)
                                                       --------      --------

Net asset value, end of period .................       $  12.98      $  11.47
                                                       ========      ========

               Total return ....................          14.91%         1.38%

Net assets, end of period (000's) ..............       $234,103      $145,253

Ratio of operating expenses to
  average net assets ...........................           1.25%         1.38%

Ratio of net investment income to
  average net assets ...........................           0.82%         0.56%

Portfolio turnover rate ........................             27%           43%



----------------------------------------

*    Commencement of operations


MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------

                                                                      GLOBAL EQUITY TRUST
                           --------------------------------------------------------------------------------------------------------
                                                                    YEARS ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------------------------------
                             1998       1997       1996       1995       1994       1993       1992      1991      1990      1989
                           --------   --------   --------   --------   --------   --------   --------   -------   -------   -------
Net  asset value,
 beginning of period...... $  19.38   $  17.84   $  16.10   $  15.74   $  15.73   $  12.00   $  12.24   $ 11.00   $ 12.57   $ 10.15

INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income....     0.17       0.19       0.12       0.29       0.05       0.12       0.10      0.16      0.12      0.10
 Net realized and
  unrealized gain(loss)
  on investments and
  foreign currency
  transactions............     2.27       3.16       1.89       0.84       0.22       3.79      (0.19)     1.23     (1.41)     2.32
                           --------   --------   --------   --------   --------   --------   --------   -------   -------   -------

    Total from investment
     operations...........     2.44       3.35       2.01       1.13       0.27       3.91      (0.09)     1.39     (1.29)     2.42

LESS DISTRIBUTIONS:
 Dividends from net
  investment income.......    (0.36)     (0.27)     (0.27)     (0.08)     (0.02)     (0.18)     (0.15)    (0.15)    (0.04)       --
 Distributions from
  capital gains...........    (1.08)     (1.54)        --      (0.69)     (0.24)        --         --        --     (0.24)       --
                           --------   --------   --------   --------   --------   --------   --------   -------   -------   -------

    Total distributions...    (1.44)     (1.81)     (0.27)     (0.77)     (0.26)     (0.18)     (0.15)    (0.15)    (0.28)       --
                           --------   --------   --------   --------   --------   --------   --------   -------   -------   -------

Net asset value,
 end of period............ $  20.38   $  19.38   $  17.84   $  16.10   $  15.74   $  15.73   $  12.00   $ 12.24   $ 11.00   $ 12.57
                           ========   ========   ========   ========   ========   ========   ========   =======   =======   =======

    Total return..........    12.24%     20.80%     12.62%      7.68%      1.74%     32.89%     (0.72%)   12.80%   (10.43%)   23.84%

Net assets, end of
 period (000's)........... $928,564   $868,413   $726,842   $648,183   $616,138   $377,871   $116,731   $89,003   $63,028   $26,223

Ratio of operating
 expenses to average
 net assets...............     1.01%      1.01%      1.01%      1.05%      1.08%      1.16%      1.16%     1.23%     1.28%     1.62%

Ratio of net investment
 income to average net
 assets...................     0.84%      1.02%      0.78%      0.61%      0.44%      0.77%      1.12%     1.47%     1.97%     1.82%

Portfolio turnover rate...       32%        33%       169%        63%        52%        52%        69%       74%       67%      109%




MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-----------------------------------------------------------------------------

                                                         SMALL COMPANY
                                                          VALUE TRUST
                                                -----------------------------
                                                  YEAR ENDED      10/01/1997*
                                                 DECEMBER 31,          TO
                                                    1998           12/31/1997
                                                 ------------     -----------

Net  asset value, beginning
  of period ....................................   $  11.94        $ 12.50

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................       0.01           0.01
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ...............................      (0.57)         (0.57)
                                                   --------        -------

       Total from investment operations ........      (0.56)         (0.56)

LESS DISTRIBUTIONS:
     Dividends from net investment income.......      (0.01)            --
                                                   --------        -------

Net asset value, end of period .................   $  11.37        $ 11.94
                                                   ========        =======

       Total return ............................      (4.72%)        (4.48%)+

Net assets, end of period (000's) ..............    162,335         67,091

Ratio of operating expenses to
  average net assets ...........................       1.23%          1.19%(A)

Ratio of net investment income to
  average net assets ...........................       0.16%          0.54%(A)

Portfolio turnover rate ........................        131%            81%(A)




------------
*   Commencement of operations
+   Non-annualized
(A) Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------


                                                                          EQUITY TRUST
                            -------------------------------------------------------------------------------------------------------
                                                                     YEARS ENDED DECEMBER 31,
                            -------------------------------------------------------------------------------------------------------
                               1998        1997        1996       1995      1994       1993*     1992      1991     1990      1989
                            ----------  ----------  ----------  --------  --------   --------  --------  -------  -------   -------
Net asset value,
 beginning of period......  $    21.50  $    22.62  $    20.79  $  14.66  $  15.57   $  13.97  $  13.12  $ 11.33  $ 19.14   $ 15.17

INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income....        0.08        0.08        0.13      0.10      0.11       0.07     0.64      0.14     0.24      0.29
 Net realized and
 unrealized gain(loss) on
 investments and foreign
 currency transactions....        2.13        3.31        3.77      6.14     (0.18)      2.11      0.38     1.88    (1.95)     3.87
                            ----------  ----------  ----------  --------  --------   --------  --------  -------  -------   -------

   Total from investment
    operations............        2.21        3.39        3.90      6.24     (0.07)      2.18      1.02     2.02    (1.71)     4.16

LESS DISTRIBUTIONS:
 Dividends from net
  investment income.......       (0.07)      (0.14)      (0.09)    (0.11)    (0.05)     (0.58)    (0.17)   (0.23)   (0.29)    (0.12)
  Distributions from
   capital gains..........       (4.16)      (4.37)      (1.98)       --     (0.79)        --        --       --    (5.81)    (0.07)
                            ----------  ----------  ----------  --------  --------   --------  --------  -------  -------   -------

   Total distributions....       (4.23)      (4.51)      (2.07)    (0.11)    (0.84)     (0.58)    (0.17)   (0.23)   (6.10)    (0.19)

Net asset value,
 end of period............  $    19.48  $    21.50  $    22.62  $  20.79  $  14.66   $  15.57  $  13.97  $ 13.12  $ 11.33   $ 19.14
                            ==========  ==========  ==========  ========  ========   ========  ========  =======  =======   =======

   Total return...........        9.41%      19.25%      20.14%    42.79%    (0.53)%    16.31%     7.93%   17.94%  (11.79)%   27.70%

Net assets, end of
 period (000's)...........  $1,556,169  $1,521,382  $1,345,461  $988,800  $534,562   $387,842  $192,626  $88,235  $36,564   $32,108

Ratio of operating
 expenses to average
 net assets...............        0.80%       0.80%       0.80%     0.80%     0.84%      0.88%     0.95%    0.89%    0.97%     1.02%

Ratio of net investment
 income to average
 net assets...............        0.42%       0.35%       0.71%     0.63%     0.88%      0.50%     7.31%    2.23%    2.74%     1.90%
Portfolio turnover rate...          93%        224%        223%       88%      132%       173%      782%     172%      95%      111%

____________

* Net investment income per share was calculated using the average shares method for fiscal year 1993.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------

                                                        GROWTH TRUST
                                            ----------------------------------
                                                YEARS ENDED
                                                DECEMBER 31,       07/15/1996*
                                            --------------------       to
                                              1998        1997      12/31/1996
                                            --------    --------   -----------

Net  asset value, beginning
 of period ...............................  $  17.21    $  13.73    $ 12.50

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................      0.06        0.08       0.09
 Net realized and unrealized gain
  on investments and foreign currency
  transactions ...........................      4.00        3.40       1.23
                                            --------    --------    -------
    Total from investment operations .....      4.06        3.48       1.32

LESS DISTRIBUTIONS:
 Dividends from net investment income.         (0.07)         --      (0.09)
 Distribution from capital gains .........     (0.70)         --         --
                                            --------    --------    -------

    Total distributions ..................     (0.77)         --         --
                                            --------    --------    -------

Net asset value, end of period ...........  $  20.50    $  17.21    $ 13.73
                                            ========    ========    =======

    Total return .........................     23.95%      25.35%     10.53%+

Net assets, end of period (000's) ........  $299,994    $167,388    $56,807

Ratio of operating expenses to
 average net assets ......................      0.90%       0.95%      1.01%(A)

Ratio of net investment income to
 average net assets ......................      0.42%       0.74%      2.57%(A)

Portfolio turnover rate ..................       136%        179%       215%(A)



--------------
*    Commencement of operations
+    Non-Annualized
(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------



                                                                  Quantitative Equity Trust
                               ----------------------------------------------------------------------------------------------------
                                                                   Years Ended December 31,
                               ----------------------------------------------------------------------------------------------------
                                  1998      1997        1996       1995       1994      1993      1992     1991     1990     1989
                               ---------  ---------   --------   --------   --------  --------   -------  -------  -------  -------
Net asset value, beginning
  of period................... $   22.50  $   17.33   $  17.27   $  13.36   $  14.68  $  13.73   $ 13.33  $ 10.48  $ 11.25  $  8.91

INCOME FROM INVESTMENT
operations:
     Net investment
     income (A)...............      0.20       0.26       0.26       0.24       0.20      0.19      0.18     0.21     0.32     0.36
     Net realized
     and unrealized
       gain (loss)
       on investments
       and foreign
       currency transactions..      5.42       4.91       2.83       3.67      (0.81)     1.64      0.61     2.94    (0.77)    2.34
                               ---------  ---------   --------   --------   --------  --------   -------  -------  -------  -------

               Total from
               investment
               operations.....      5.62       5.17       3.09       3.91      (0.61)     1.83      0.79     3.15    (0.45)    2.70


LESS DISTRIBUTIONS:
     Dividends from net
        investment income.....     (0.25)      ----      (0.50)      ----      (0.20)    (0.19)    (0.18)   (0.21)   (0.32)   (0.36)
     Distributions from
        capital gains.........     (2.65)      ----      (2.53)      ----      (0.51)    (0.69)    (0.21)   (0.09)    ----     ----

               Total
               distributions..     (2.90)      ----      (3.03)      ----      (0.71)    (0.88)    (0.39)   (0.30)   (0.32)   (0.36)
                               ---------  ---------   --------   --------   --------  --------   -------  -------  -------  -------

Net asset value,
end of period................  $   25.22  $   22.50   $  17.33   $  17.27   $  13.36  $  14.68   $ 13.73  $ 13.33  $ 10.48  $ 11.25
                               =========  =========   ========   ========   ========  ========   =======  =======  =======  =======

               Total return...     26.35%     29.83%     17.92      29.23%     (4.19%)   13.39%     6.07%   30.18%   (4.06%)  30.66%

Net assets, end of
period (000's)................ $ 254,475  $ 167,530   $ 91,900   $ 60,996   $ 34,829  $ 21,651   $ 9,708  $ 5,480  $ 2,872  $ 2,138

Ratio of operating
  expenses to average
  net assets (B)..............      0.76%      0.50%      0.50%      0.50%      0.50%     0.50%     0.50%    0.50%    0.50%    0.50%

Ratio of net investment
  income to average net
  assets......................      1.06%      1.50%      1.81%      1.76%      1.53%     1.39%     1.51%    1.78%    3.06%    3.48%

Portfolio turnover rate.......       225%       114%       105%       109%        85%       88%       48%      53%     121%     121%


------------------------------

(A) After investment adviser expense reimbursement per share of $0.05 for the year ended December 31, 1997.
(B) The ratio of operating expenses, before reimbursement from the investment adviser, was 0.77% for the year ended December 31, 1997.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------




                                                               Equity Index Trust
                                                 ----------------------------------------------

                                                        Years Ended                02/14/1996 *
                                                        December 31,                   to
                                                 --------------------------
                                                   1998              1997           12/31/1996
                                                 --------          --------        ------------
Net  asset value, beginning
  of period .................................    $  12.48          $  10.69          $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (B) ..............        0.18              0.32             0.19
     Net realized and unrealized gain
       on investments .......................        3.36              3.26             1.29
                                                 --------          --------          -------
                 Total from investment
                    operations ..............        3.54              3.58             1.48


LESS DISTRIBUTIONS:
     Dividends from net investment income....       (0.18)            (0.32)           (0.19)
     Distributions from capital gains........       (0.41)            (1.47)           (0.60)
                                                 --------          --------          -------

               Total distributions...........       (0.59)            (1.79)           (0.79)
                                                 --------          --------          -------
Net asset value, end of period...............    $  15.43          $  12.48          $ 10.69


               Total return..................       28.56%            33.53%           14.86%+

Net assets, end of period (000's)............    $ 63,292          $ 27,075          $ 7,818

Ratio of operating expenses to
  average net assets (C).....................        0.40%             0.40%            0.40%(A)

Ratio of net investment income to
  average net assets.........................        1.70%             3.64%            4.74%(A)

Portfolio turnover rate......................           3%                7%              27%(A)




---------------------------------------------


*    Commencement of operations

(A)  Annualized

(B) After investment adviser expense reimbursement per share of $0.02 and $0.01 for the years ended December 31, 1998 and 1997, respectively.

(C) The ratios of operating expenses, before reimbursement from the investment adviser, was 0.55% and 0.57% for the years ended December 31, 1998 and 1997, respectively.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------



                                                                             Blue Chip Growth Trust
                                        -----------------------------------------------------------------------------------------
                                                                         Years Ended December 31,                     12/11/1992*
                                        ----------------------------------------------------------------------------      to
                                            1998          1997         1996         1995         1994         1993    12/31/1992
                                        -----------    ---------    ---------    ---------    ---------    ---------  -----------
Net asset value, beginning
  of period...........................  $     15.00    $   14.31    $   11.40    $    9.05    $    9.55    $   9.93    $  10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income
     (B)..............                         0.05         0.09         0.03         0.03         0.04         0.05         --
     Net realized and unrealized
       gain (loss) on investments
       and foreign currency
       transactions...................         4.19         3.13         2.92         2.36        (0.50)       (0.42)     (0.07)
                                        -----------    ---------    ---------    ---------    ---------    ---------   --------
                 Total from
                   investment
                   operations.........         4.24         3.22         2.95         2.39        (0.46)       (0.37)     (0.07)


LESS DISTRIBUTIONS:
     Dividends from net investment
       income...                              (0.08)       (0.03)       (0.04)       (0.04)       (0.04)       (0.01)        --
     Distributions from capital
       gains.......                           (0.24)       (2.50)          --           --           --           --         --
                                        -----------    ---------    ---------    ---------    ---------    ---------   --------

               Total distributions....        (0.32)       (2.53)       (0.04)       (0.04)       (0.04)       (0.01)        --
                                        -----------    ---------    ---------    ---------    ---------    ---------   --------
Net asset value, end of period........  $     18.92    $   15.00    $   14.31    $   11.40    $    9.05    $    9.55   $   9.93
                                        ===========    =========    =========    =========    =========    =========   ========

               Total return...........        28.49%       26.94%       25.90%       26.53%       (4.80%)      (3.80%)    (0.70%)+

Net assets, end of period (000's).....  $ 1,141,162    $ 708,807    $ 422,571    $ 277,674    $ 151,727    $ 104,966   $ 31,118

Ratio of operating expenses to
  average net assets (C)..............         0.97%       0.975        0.975        0.975        0.975        0.975       1.06%(A)

Ratio of net investment income to
  average net assets..................         0.37%        0.74%        0.26%        0.42%        0.65%        0.75%      1.04%(A)

Portfolio turnover rate...............           42%          37%         159%          57%          33%          12%         0%(A)



--------------------------------------


*    Commencement of operations
+    Non-annualized
(A)  Annualized
(B) After investment adviser and subadviser expense reimbursement per share of $0.006, $0.004, $0.006 and $0.01 for the years ended December 31, 1996,
     1995, 1994 and 1993, respectively.
(C) The ratio of operating expenses, before reimbursement from the investment adviser and subadviser, was 1.02%, 1.03%, 1.06% and 1.09% for the years ended December 31, 1996,1995, 1994 and 1993, respectively.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------


                                                                       Real Estate Securities Trust
                                   ------------------------------------------------------------------------------------------------
                                                                         Years Ended December 31,
                                   ------------------------------------------------------------------------------------------------
                                     1998       1997       1996      1995      1994      1993     1992     1991     1990     1989
                                   ---------  ---------  --------  --------  --------  --------  -------  -------  -------  -------
Net asset value, beginning
  of period....................... $   20.07  $   16.95  $  15.10  $  13.34  $  14.07  $  12.75  $ 10.92  $  8.16  $  9.24  $  9.12

INCOME FROM INVESTMENT
OPERATIONS:
     Net investment income
     (B)..........................      0.78       0.80      0.74      0.67      0.55      0.47     0.45     0.53     0.67     0.68
     Net realized and unrealized
       gain (loss) on investments
       and foreign currency
       transactions...............     (3.72)      2.32      4.31      1.35     (0.93)     2.38     1.83     2.76    (1.09)    0.15
                                   ---------   --------  --------  --------  --------  --------  -------  -------  -------  -------
                 Total from
                 investment
                 operations.......     (2.94)      3.12      5.05      2.02     (0.38)     2.85     2.28     3.29    (0.42)    0.83


LESS DISTRIBUTIONS:
     Dividends from net investment
       income.....................     (0.53)        --     (1.39)    (0.26)    (0.27)    (0.47)   (0.45)   (0.53)   (0.66)   (0.71)
     Distributions from capital
       gains......................     (1.84)        --     (1.81)       --     (0.08)    (1.06)      --       --       --       --
                                   ---------   --------  --------  --------  --------  --------  -------  -------  -------  -------

               Total
               distributions......     (2.37)        --     (3.20)    (0.26)    (0.35)    (1.53)   (0.45)   (0.53)   (0.66)   (0.71)
                                   ---------   --------  --------  --------  --------  --------  -------  -------  -------  -------
Net asset value, end of period.... $   14.76  $   20.07  $  16.95  $  15.10  $  13.34  $  14.07  $ 12.75  $ 10.92  $  8.16  $  9.24
                                   =========   ========  ========  ========  ========  ========  =======  =======  =======  =======

               Total return.......    (16.44%)    18.41%    34.69%    15.14%    (2.76%)   22.61%   21.29%   41.10%   (4.53%)   9.23%

Net assets, end of period (000's). $ 161,832  $ 161,759  $ 76,220  $ 52,440  $ 42,571  $ 24,106  $ 7,273  $ 4,120  $ 2,774  $ 2,874

Ratio of operating expenses to
  average net assets (C)..........      0.76%      0.50%     0.50%     0.50%     0.50%     0.50%    0.50%    0.50%    0.50%    0.50%

Ratio of net investment income to
  average net assets..............      5.57%      5.42%     5.22%     5.06%     4.26%     3.93%    4.13%    5.40%    7.74%    7.29%

Portfolio turnover rate...........       122%       148%      231%      136%       36%      143%      71%      40%      24%      15%



----------------------------------


(A)  Annualized
(B) After investment adviser and subadviser expense reimbursement per share of $0.04 for the year ended December 31, 1997.
(C) The ratio of operating expenses, before reimbursement from the investment adviser, was 0.77% for the year ended December 31, 1997.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------



                                                          Value Trust
                                                  ----------------------------
                                                  Year Ended       01/01/1997*
                                                  December 31,         to
                                                      1998          12/31/97
                                                  -----------      -----------
Net  asset value, beginning
  of period..................................      $   14.81        $   12.50

Income from investment operations:
     Net investment income...................           0.18             0.10
     Net realized and unrealized gain (loss)
       on investments and foreign currency
       transactions..........................          (0.45)            2.67
                                                   ---------        ---------

               Total from investment
                 operations..................          (0.27)            2.77


Less distributions:
     Dividends from net investment income ...          (0.18)           (0.10)
     Distributions from capital gains .......          (0.30)           (0.36)
                                                   ---------        ---------

               Total distributions...........          (0.48)           (0.46)
                                                   ---------        ---------

Net asset value, end of period...............      $   14.06        $   14.81
                                                   =========        =========


               Total return..................          (1.72%)          22.14%

Net assets, end of period (000's)............      $ 255,554        $ 144,672

Ratio of operating expenses to
  average net assets.........................           0.85%            0.96%

Ratio of net investment income to
  average net assets.........................           1.50%            1.50%

Portfolio turnover rate......................             45%              43%



----------------------------------------------


*    Commencement of operations

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------



                                                            International Growth and Income Trust
                                                   -------------------------------------------------------
                                                          Years Ended December 31,             01/09/1995*
                                                   -------------------------------------           to
                                                     1998          1997           1996         12/31/1995
                                                   ---------     ---------     ---------      ------------
Net  asset value, beginning
  of period...................................     $   11.01     $   11.77     $   10.47      $  10.00

Income from investment operations:
     Net investment income....................          0.06          0.23          0.17          0.11
     Net realized and unrealized gain (loss)
       on investments and foreign currency
       transactions...........................          0.88         (0.26)         1.15          0.59
                                                   ---------     ---------     ---------      --------

                 Total from investment
                    operations................          0.94         (0.03)         1.32          0.70


Less distributions:
     Dividends from net investment income.....         (0.26)        (0.22)        (0.02)        (0.12)
     Distributions from capital gains.........         (0.36)        (0.51)           --         (0.11)
                                                   ---------     ---------     ---------      --------


               Total distributions............         (0.62)        (0.73)        (0.02)        (0.23)
                                                   ---------     ---------     ---------      --------

Net asset value, end of period................     $   11.33     $   11.01     $   11.77      $  10.47
                                                   =========     =========     =========      ========


               Total return...................          8.04%        (0.08%)       12.61%         6.98%+

Net assets, end of period (000's).............     $ 218,551     $ 203,776     $ 189,010      $ 88,638

Ratio of operating expenses to
  average net assets..........................          1.16%         1.12%         1.11%         1.47%(A)

Ratio of net investment income to
  average net assets..........................          0.61%         2.08%         1.82%         0.71%(A)

Portfolio turnover rate.......................           150%          166%          148%          112%(A)



----------------------------------------------


*    Commencement of operations
+    Non-annualized
(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------



                                                                          Growth and Income Trust
                                     -----------------------------------------------------------------------------------------------
                                                                    Years Ended December 31,                             04/23/1991*
                                     ---------------------------------------------------------------------------------       to
                                        1998         1997         1996        1995       1994       1993       1992      12/31/1991
                                     -----------  -----------  -----------  ---------  ---------  ---------  ---------  ------------
Net asset value, beginning
  of period........................  $     23.89  $     19.38  $     16.37  $   13.04  $   13.05  $   12.10  $   11.08  $  10.00

INCOME FROM INVESTMENT PERATIONS:
  Net investment income............         0.19         0.22         0.22       0.27       0.25       0.17       0.20      0.13
  Net realized and
    unrealized gain
    on investments and
    foreign currency
    transactions...................         5.98         5.73         3.41       3.45       0.11       0.98       0.92      0.95
                                     -----------  -----------  -----------  ---------  ---------  ---------  ---------  --------

          Total from
          investment
          operations...............         6.17         5.95         3.63       3.72       0.36       1.15       1.12      1.08


LESS DISTRIBUTIONS:
  Dividends from net
    investment in..................        (0.22)       (0.24)       (0.26)     (0.26)     (0.19)     (0.18)     (0.10)     ----
  Distributions from
    capital gains..................        (1.41)       (1.20)       (0.36)     (0.13)     (0.18)     (0.02)      ----      ----
                                     -----------  -----------  -----------  ---------  ---------  ---------  ---------  --------


          Total
          distributions............        (1.63)       (1.44)       (0.62)     (0.39)     (0.37)     (0.20)     (0.10)     ----
                                     -----------  -----------  -----------  ---------  ---------  ---------  ---------  --------

Net asset value, end of period.....  $     28.43  $     23.89  $     19.38  $   16.37  $   13.04  $   13.05  $   12.10  $  11.08
                                     ===========  ===========  ===========  =========  =========  =========  =========  ========


          Total return.............        26.52%       32.83%      22.84%      29.20%      2.85%      9.62%     10.23%    10.80%+

Net assets, end of period (000's)..  $ 2,290,118  $ 1,605,387  $ 1,033,738  $ 669,387  $ 409,534  $ 288,765  $ 130,984  $ 57,404

Ratio of operating expenses to
  average net assets...............         0.79%        0.79%        0.80%      0.80%      0.82%      0.85%      0.85%     0.98%(A)

Ratio of net investment income to
  average net assets...............         0.85%        1.14%        1.56%      2.23%      2.40%      2.29%      2.78%     2.92%(A)

Portfolio turnover rate............           16%          34%          49%        39%        42%       39%         44%       62%(A)



-------------------------------------


*    Commencement of operations
+    Non-annualized
(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------



                                                                    Equity-Income Trust
                                           ---------------------------------------------------------------------

                                                             Years Ended December 31,               02/19/1993*
                                           -------------------------------------------------------       to
                                               1998        1997       1996       1995      1994**    12/31/1993
                                           -----------  ---------  ---------  ---------  ---------  ------------
Net asset value, beginning
  of period..............................  $     17.24  $   15.41  $   13.81  $   11.33  $   11.31  $  10.00

Income from investment operations:
  Net investment income..................         0.34       0.34       0.21       0.17       0.12      0.07
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions.........................         1.26       3.68       2.39       2.49      (0.03)     1.24
                                           -----------  ---------  ---------  ---------  ---------  --------

          Total from investment
          operations.....................         1.60       4.02       2.60       2.66       0.09      1.31


Less distributions:
  Dividends from net investment
    income...............................        (0.33)     (0.21)     (0.16)     (0.08)     (0.05)       --

  Distributions from capital gains.......        (0.73)     (1.98)     (0.84)     (0.10)     (0.02)       --
                                           -----------  ---------  ---------  ---------  ---------  --------


          Total distributions............        (1.06)     (2.19)     (1.00)     (0.18)     (0.07)       --
                                           -----------  ---------  ---------  ---------  ---------  --------

Net asset value, end of period...........  $     17.78  $   17.24  $   15.41  $   13.81  $   11.33  $  11.31
                                           ===========  =========  =========  =========  =========  ========


          Total return...................         9.21%     29.71%     19.85%     23.69%      0.79%    13.10%+

Net assets, end of period (000's)........  $ 1,088,342  $ 941,705  $ 599,486  $ 396,827  $ 221,835  $ 86,472

Ratio of operating expenses to
  average net assets.....................         0.85%      0.85%      0.85%      0.85%      0.87%     0.94%(A)

Ratio of net investment income to
  average net assets.....................         2.13%      2.47%      1.78%      1.63%      1.08%     1.30%(A)

Portfolio turnover rate..................           21%        25%       158%        52%        26%       33%(A)


----------------------------------------


*    Commencement of operations
** Net investment income per share was calculated using the average shares method for fiscal year 1994.
+    Non-annualized
(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------



                                                       Balanced Trust
                                                ---------------------------

                                                 Year Ended       01/01/1997*
                                                 December 31,          to
                                                    1998           12/31/97
                                                 -----------      -----------
Net  asset value, beginning
  of period..................................     $   19.33       $   16.41
Income from investment operations:
     Net investment income...................          0.41            0.51
     Net realized and unrealized gain
       on investments and foreign currency
       transactions..........................          2.23            2.41
                                                  ---------       ---------
               Total from investment
                 operations...............             2.64            2.92


Less distributions:
     Dividends from net investment income             (0.48)             --
     Distributions from capital gains........         (2.09)             --
                                                  ---------       ---------

               Total distributions...........         (2.57)             --
                                                  ---------       ---------
Net asset value, end of period...............     $   19.40       $   19.33


               Total return..................         14.25%          17.79%

Net assets, end of period (000's)............     $ 254,454       $ 177,045

Ratio of operating expenses to
  average net assets.........................          0.87%           0.88%

Ratio of net investment income to
  average net assets.........................          2.71%           2.97%

Portfolio turnover rate......................           199%            219%


--------------------------------------------


*    Commencement of operations

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------



                                                           Aggressive Asset Allocation Trust
                      -------------------------------------------------------------------------------------------------------------
                                                                 Years Ended December 31,                               08/03/1989*

                      ------------------------------------------------------------------------------------------------       to
                         1998       1997      1996       1995       1994       1993       1992       1991       1990      12/31/89
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------  -----------
Net asset value,
  beginning of
  period............. $   14.36  $   13.45  $   12.85  $   11.17  $   12.03  $   11.25  $   10.72  $    9.08  $   9.88  $  10.00

INCOME FROM
INVESTMENT
  operations:
    Net investment
      income.........      0.24       0.29       0.36       0.35       0.31       0.34       0.30       0.36        0.36    0.08
    Net realized
      and unrealized
      gain (loss) on
      investments
      and foreign
      currency
      transactions....     2.43       2.01       1.21       2.07      (0.41)      0.79       0.55       1.69     (1.07)    (0.20)
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------  --------
        Total from
          investment
          operations..     2.67       2.30       1.57       2.42      (0.10)      1.13       0.85       2.05     (0.71)    (0.12)


LESS DISTRIBUTIONS:
  Dividends from
    net investment
    income...........     (0.29)     (0.38)     (0.33)     (0.33)     (0.31)     (0.30)     (0.32)     (0.41)    (0.07)     ----
  Distributions
    from capital
    gains............     (1.48)     (1.01)     (0.64)     (0.41)     (0.45)     (0.05)      ----       ----     (0.02)     ----
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------  --------
        Total
        distributions     (1.77)     (1.39)     (0.97)     (0.74)     (0.76)     (0.35)     (0.32)     (0.41)    (0.09)     ----
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------  --------
Net asset value,
  end of period...... $   15.26  $   14.36  $   13.45  $   12.85  $   11.17  $   12.03  $   11.25  $   10.72  $   9.08  $   9.88


        Total
        return.......     19.12%     19.09%     13.00%     22.77%     (0.69%)    10.30%      8.24%     22.96%    (7.27%)   (1.20%)+

Net assets, end of
  period (000's)..... $ 262,882  $ 243,533  $ 226,699  $ 211,757  $ 184,662  $ 174,448  $ 151,627  $ 124,632  $ 91,581  $ 87,301

Ratio of operating
  expenses to
  average net
  assets.............      0.88%      0.90%      0.90%      0.91%      0.89%      0.86%      0.89%      0.88%     0.78%     0.89%(A)

Ratio of net
  investment
  income to
  average
  net assets.........      1.58%      1.99%      2.73%      2.76%        2.90%      2.96%    3.08%      3.63%     4.08%     3.32%(A)

Portfolio
turnover rate........        64%        91%        75%       111%       136%        92%       123%       172%       82%       22%(A)


---------------------


*    Commencement of operations
+    Non-annualized
(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------


                                                         Moderate Asset Allocation Trust
                    ----------------------------------------------------------------------------------------------------------------

                                                             Years Ended December 31,                                   08/03/1989*
                    -------------------------------------------------------------------------------------------------       to
                       1998       1997       1996      1995       1994       1993       1992        1991       1990      12/31/89
                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------------
Net asset value,
  beginning
  of period........ $   12.95  $   12.49  $   12.39  $   10.79  $   11.76  $   11.14  $   10.72  $    9.29  $   10.03  $   10.00

Income from
  investment
  operations:
    Net investment
      income.......      0.40       0.48       0.54       0.50       0.45       0.41       0.41       0.42       0.48       0.11
    Net realized
      and
      unrealized
      gain (loss)
      on
      investments
      and foreign
      currency
      transactions.      1.51       1.29       0.60       1.65      (0.65)      0.67       0.43       1.50      (1.10)     (0.08)
                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------   --------
    Total from
      investment
      operations...      1.91       1.77       1.14       2.15      (0.20)      1.08       0.84       1.92      (0.62)      0.03


Less
  distributions:
    Dividends from
      net
      investment
      in...........     (0.46)     (0.57)     (0.52)     (0.45)     (0.40)     (0.39)     (0.42)     (0.49)     (0.10)      ----
     Distributions
      from
      capital
      gains........     (1.04)     (0.74)     (0.52)     (0.10)     (0.37)     (0.07)      ----       ----      (0.02)      ----
                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

    Total
      distri-
      butions......     (1.50)     (1.31)     (1.04)     (0.55)     (0.77)     (0.46)     (0.42)     (0.49)     (0.12)      ----
                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value,
  end of period....    $13.36     $12.95     $12.49     $12.39     $10.79     $11.76     $11.14     $10.72      $9.29     $10.03


    Total
      return.......     15.27%     15.87%      9.96%     20.68%     (1.61%)    10.06%      8.30%     21.23%     (6.23%)     0.30%+

Net assets, end of
  period (000's)... $ 618,011  $ 609,142  $ 624,821  $ 650,136  $ 604,491  $ 644,257  $ 505,967  $ 420,074  $ 327,328  $ 318,439

Ratio of operating
  expenses to
  average net
  assets...........      0.84%      0.85%      0.84%      0.84%      0.85%      0.84%      0.87%      0.86%      0.73%      0.79%(A)

Ratio of net
  investment
  income to
  average net
  assets...........      2.89%      3.37%      4.17%      4.09%      4.01%      4.02%      4.21%      4.38%      5.10%      4.51%(A)

Portfolio
  turnover rate....        85%        78%        78%       129%       180%       135%       169%       168%        76%        41%(A)


-----------------------------------


*    Commencement of operations
+    Non-annualized
(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------


                                                   Conservative Asset Allocation Trust
                    ----------------------------------------------------------------------------------------------------------------

                                                         Years Ended December 31,                                       08/03/1989*

                    -------------------------------------------------------------------------------------------------       to
                      1998       1997       1996       1995       1994       1993       1992       1991       1990      12/31/1989
                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------------
Net asset value,
  beginning
  of period........ $   11.78  $   11.64  $   11.59  $   10.34  $   11.26  $   10.78  $   10.63  $    9.56  $   10.11  $   10.00

Income from
  investment
  operations:
    Net investment
      income.......      0.51       0.54       0.57       0.54       0.55       0.50       0.47       0.58       0.62       0.15
    Net realized
      and
      unrealized
      gain (loss)on
      investments
      and foreign
      currency
      transactions.      0.69       0.67       0.20       1.26      (0.76)      0.44       0.26       1.15      (1.01)     (0.04)
                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total from
      investment
      operations...      1.20       1.21       0.77       1.80      (0.21)      0.94       0.73       1.73      (0.39)      0.11


Less
  distributions:
    Dividends from
      net
      investment
      income.......     (0.55)     (0.59)     (0.56)     (0.55)     (0.46)     (0.46)     (0.58)     (0.66)     (0.13)      ----
    Distributions
      from capital
      gains........     (0.60)     (0.48)     (0.16)      ----      (0.25)      ----       ----       ----      (0.03)      ----
                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

    Total
      distri-
      butions......     (1.15)     (1.07)     (0.72)     (0.55)     (0.71)     (0.46)     (0.58)     (0.66)     (0.16)      ----
                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value,
  end of period.... $   11.83  $   11.78  $   11.64  $   11.59  $   10.34  $   11.26  $   10.78  $   10.63  $    9.56  $   10.11


    Total return...     10.68%     11.44%      7.03%     18.07%     (1.84%)     8.99%      7.36%     18.80%     (3.84%)     1.10%+

Net assets, end
  of period
  (000's).......... $ 196,800  $ 204,348  $ 208,466  $ 224,390  $ 216,716  $ 250,117  $ 201,787  $ 165,167  $ 149,901  $ 141,191

Ratio of operating
  expenses to
  average net
  assets...........      0.89%      0.89%      0.87%      0.87%      0.87%      0.86%      0.89%      0.88%      0.76%      0.82%(A)

Ratio of net
  investment income
  to average net
  assets...........      4.03%      4.39%      4.59%      4.68%      4.86%      4.78%      4.99%      5.65%      6.68%      6.00%(A)

Portfolio
  turnover rate....       125%        86%        73%       110%       220%       170%       252%       211%        78%        85%(A)


-------------------


*    Commencement of operations
+    Non-annualized
(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
---------------------------------------------------------------------------

                                                      HIGH YIELD TRUST
                                                 --------------------------
                                                  YEAR ENDED    01/01/1997*
                                                 DECEMBER 31,       TO
                                                     1998        12/31/97
                                                 ------------   -----------

Net asset value, beginning of period..........     $  13.56       $ 12.50

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.......................         0.91          0.46
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions...............................        (0.53)         1.13
                                                   --------       -------

      Total from investment operations........         0.38          1.59


LESS DISTRIBUTIONS:
  Dividends from net investment income........        (0.89)        (0.46)
  Distributions from capital gains............        (0.13)        (0.07)
                                                   --------       -------


      Total distributions.....................        (1.02)        (0.53)
                                                   --------       -------

Net asset value, end of period................     $  12.92       $ 13.56
                                                   ========       =======


      Total return............................         2.78%        12.68%

Net assets, end of period (000's).............     $192,354       $92,748
Ratio of operating expenses to
 average net assets...........................         0.84%         0.89%

Ratio of net investment income to
 average net assets...........................         8.34%         7.40%

Portfolio turnover rate.......................           94%           75%



---------------
* Commencement of operations


MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
----------------------------------------------------------------------------------------------------------------------

                                                                          STRATEGIC BOND TRUST
                                                 ---------------------------------------------------------------------
                                                                         YEARS ENDED DECEMBER 31,           2/19/1993*
                                                 -------------------------------------------------------        TO
                                                   1998        1997        1996        1995        1994      12/31/93
                                                 --------    --------    --------    --------    -------    ----------

Net asset value, beginning of period..........   $  12.38    $  11.94    $  11.26    $   9.91    $ 10.88      $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income........................       0.76        0.67        0.62        0.78       0.57         0.33
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions................................      (0.59)       0.57        0.92        1.04      (1.22)        0.55
                                                 --------    --------    --------    --------    -------      -------

      Total from investment operations........       0.17        1.24        1.54        1.82      (0.65)        0.88


LESS DISTRIBUTIONS:
 Dividends from net investment income.........      (0.71)      (0.71)      (0.86)      (0.47)     (0.28)          --
 Distributions from capital gains.............      (0.12)      (0.09)         --          --      (0.04)          --
                                                 --------    --------    --------    --------    -------      -------


      Total distributions.....................      (0.83)      (0.80)      (0.86)      (0.47)     (0.32)          --
                                                 --------    --------    --------    --------    -------      -------

Net asset value, end of period................   $  11.72    $  12.38    $  11.94    $  11.26    $  9.91      $ 10.88
                                                 ========    ========    ========    ========    =======      =======


      Total return............................       1.31%      10.98%      14.70%      19.22%     (5.99%)       8.8%+

Net assets, end of period (000's).............   $443,414    $365,590    $221,277    $122,704    $84,433      $53,640
Ratio of operating expenses to
 average net assets...........................       0.85%       0.87%       0.86%       0.92%      0.91%        1.00%(A)

Ratio of net investment income to
 average net assets...........................       7.59%       7.54%       8.20%       8.76%      7.49%        6.56%(A)

Portfolio turnover rate.......................        209%        131%        165%        181%       197%         356%(A)



-------------------------------------
*     Commencement of operations
+     Non-annualized
(A)   Annualized


MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------


                                                                      GLOBAL GOVERNMENT BOND TRUST
                             ------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED DECEMBER 31,
                             ------------------------------------------------------------------------------------------------------
                               1998       1997       1996       1995       1994       1993      1992      1991      1990      1989
                             --------   --------   --------   --------   --------   --------   -------   -------   -------   ------

Net  asset value,
 beginning of period......   $  14.07   $  14.97   $  14.56   $  12.47   $  13.93   $  12.47   $ 12.88   $ 11.59   $ 10.50   $10.21

INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income....       0.81       0.93       0.93       1.16       0.74       0.59      0.42      0.55      0.25     0.45
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions............       0.20      (0.57)      0.79       1.62      (1.54)      1.67     (0.16)     1.21      1.13       --
                             --------   --------   --------   --------   --------   --------   -------   -------   -------   ------

     Total from investment
      operations..........       1.01      0.36        1.72       2.78      (0.80)      2.26      0.26      1.76      1.38     0.45


LESS DISTRIBUTIONS:
 Dividends from net
  investment income.......      (0.95)     (1.23)     (1.31)     (0.69)     (0.30)     (0.70)    (0.43)    (0.46)    (0.24)   (0.09)
 Distributions from
  capital gains...........      (0.40)     (0.03)        --         --      (0.36)     (0.10)    (0.24)    (0.01)    (0.05)   (0.07)
                             --------   --------   --------   --------   --------   --------   -------   -------   -------   ------


    Total distributions...      (1.35)     (1.26)     (1.31)     (0.69)     (0.66)     (0.80)    (0.67)    (0.47)    (0.29)   (0.16)
                             --------   --------   --------   --------   --------   --------   -------   -------   -------   ------

Net asset value,
 end of period............   $  13.73   $  14.07   $  14.97   $  14.56   $  12.47   $  13.93   $ 12.47   $ 12.88   $ 11.59   $10.50
                             ========   ========   ========   ========   ========   ========   =======   =======   =======   ======


    Total return..........       7.61%      2.95%     13.01%     23.18%     (5.75%)    18.99%     2.27%    15.86%    13.49%    4.49%

Net assets, end of
 period (000's)...........   $196,990   $216,117   $249,793   $235,243   $208,513   $196,817   $67,859   $28,251   $11,582   $4,065
Ratio of operating
 expenses to average
 net assets...............       0.94%      0.93%      0.90%      0.93%      0.96%      1.06%     1.05%     1.14%     1.21%    1.50%

Ratio of net investment
 income to average net
 assets...................       5.46%      5.87%      6.38%      6.83%      6.10%      5.61%     6.71%    17.28%     6.62%    7.15%

Portfolio turnover rate...        140%       160%       167%       171%       157%       154%      132%      164%      142%      50%



--------------


MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                INVESTMENT QUALITY BOND TRUST
                            -------------------------------------------------------------------------------------------------------

                                                                   YEARS ENDED DECEMBER 31,

                            ------------------------------------------------------------------------------------------------------
                              1998       1997       1996        1995       1994       1993     1992     1991*      1990     1989
                            --------   --------   --------    --------   --------   -------  -------   -------   -------   -------

Net  asset value, beginning
  of period                 $  12.13   $  11.89   $  12.32    $  11.01   $  12.12   $ 11.58  $ 11.33   $ 10.74   $ 12.37   $ 11.55


INCOME FROM INVESTMENT
OPERATIONS:
     Net investment income      0.62       0.77       0.77        0.77       0.66      0.60     0.63      0.76      1.12      0.75
     Net realized and
       unrealized gain (loss)
       on investments and
       foreign currency
       transactions             0.40       0.30      (0.50)       1.28      (1.23)     0.53     0.15      0.85     (1.50)     0.51
                            --------   --------   --------    --------   --------   -------  -------   -------   -------   -------
          Total from
            investment
            operations          1.02       1.07       0.27        2.05      (0.57)     1.13     0.78      1.61     (0.38)     1.26

LESS DISTRIBUTIONS:
     Dividends from net
       investment income       (0.69)     (0.83)     (0.70)      (0.74)     (0.54)    (0.59)   (0.53)    (1.02)    (1.25)    (0.44)
                            --------   --------   --------    --------   --------   -------  -------   -------   -------   -------

Net asset value, end
  of period                 $  12.46   $  12.13   $  11.89    $  12.32   $  11.01   $ 12.12  $ 11.58   $ 11.33   $ 10.74   $ 12.37
                            ========   ========   ========    ========   ========   =======  =======   =======   =======   =======

          Total return          8.73%      9.75%      2.58%      19.49%     (4.64%)   10.01%    7.21%    16.07%    (2.73%)   11.34%

Net assets, end of
  period (000's)            $312,111   $188,545   $152,961    $143,103   $111,423   $99,474  $60,185   $38,896   $20,472   $26,965


Ratio of operating expenses to
  average net assets            0.72%      0.74%      0.73%       0.74%      0.76%     0.77%    0.80%     0.85%     0.70%     0.83%

Ratio of net investment income to
  average net assets            6.89%      7.15%      6.95%       6.91%      6.49%     6.03%    6.96%     7.47%     8.41%     8.77%

Portfolio turnover rate           41%        47%        68%        137%       140%       33%      59%      115%      120%      351%


------------------------------

* The Investment Quality Bond Trust is the successor to the Bond Trust effective April 23, 1991.


MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                U.S. GOVERNMENT SECURITIES TRUST
                             ------------------------------------------------------------------------------------------------------

                                                                    YEARS ENDED DECEMBER 31,

                             ------------------------------------------------------------------------------------------------------
                               1998**     1997       1996       1995       1994       1993       1992      1991     1990      1989*
                             --------   --------   --------   --------   --------   --------   --------  -------   -------   ------
Net  asset value, beginning
  of period ................ $  13.50   $  13.32   $  13.65   $  12.64   $  13.48   $  13.05   $  12.85  $ 11.83   $ 10.98   $ 9.81

INCOME FROM INVESTMENT OPERATIONS:
    Net investment
    income (A) .............     0.79       0.75       0.83       0.89       0.77       0.48       0.10     0.19      1.07     0.20

    Net realized and unrealized
      gain (loss) on investments
      and foreign currency
      transactions .........     0.18       0.31      (0.41)      0.99      (0.95)      0.49       0.65     1.40     (0.13)    1.08
                             --------   --------   --------   --------   --------   --------   --------  -------   -------   ------
          Total from investment
            operations .....     0.97       1.06       0.42       1.88      (0.18)      0.97       0.75     1.59      0.94     1.28


LESS DISTRIBUTIONS:
    Dividends from net
      investment income ....    (0.65)     (0.88)     (0.75)     (0.87)     (0.51)     (0.46)     (0.38)   (0.53)    (0.08)   (0.11)

    Distributions from capital
      gains ................    --         --         --         --         (0.15)     (0.08)     (0.17)   (0.04)    (0.01)    --
                             --------   --------   --------   --------   --------   --------   --------  -------   -------   ------
          Total
             distribution ..    (0.65)     (0.88)     (0.75)     (0.87)     (0.66)     (0.54)     (0.55)   (0.57)    (0.09)    --
                             --------   --------   --------   --------   --------   --------   --------  -------   -------   ------
Net asset value, end of
  period ................... $  13.82   $  13.50   $  13.32   $  13.65   $  12.64   $  13.48   $  13.05  $ 12.85   $ 11.83   $10.98
                             ========   ========   ========   ========   ========   ========   ========  =======   =======   ======

          Total return .....     7.49%      8.47%      3.38%     15.57%     (1.25%)     7.64%      6.19%   14.01%     8.63%   13.16%

Net assets, end of
  period (000's) ........... $363,615   $251,277   $204,053   $216,788   $188,813   $222,072   $125,945  $29,246   $10,469   $5,905

Ratio of operating expenses to
  average net assets (B) ...     0.72%      0.72%      0.71%      0.71%      0.73%      0.75%      0.76%    0.87%     1.04%    0.90%

Ratio of net investment income
  to average net assets ....     5.92%      6.27%      6.36%      6.46%      5.68%      5.05%      6.12%    7.09%     7.70%    6.66%

Portfolio turnover rate ....      287%       110%       178%       212%       387%       213%       141%     233%      284%     330%


---------------------------

** Net investment income per share was calculated using the average shares method for fiscal year 1998.
* The U.S. Government Securities Trust is the successor to the Convertible Securities Trust effective May 1, 1989.
(A) After investment adviser expense reimbursement per share of $0.01 for the year ended December 31, 1989.
(B) The ratio of operating expenses, before reimbursement from the investment adviser, was 1.62% for the year ended December 31, 1989.


MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      MONEY MARKET TRUST
                                ---------------------------------------------------------------------------------------------------

                                                                   YEARS ENDED DECEMBER 31,

                                ---------------------------------------------------------------------------------------------------
                                  1998      1997       1996       1995      1994       1993       1992     1991      1990    1989
                                --------  --------   --------   --------  --------   --------   -------   -------  -------  -------
Net  asset value, beginning
  of period ................... $  10.00  $  10.00   $  10.00   $  10.00  $  10.00   $  10.00   $ 10.00   $ 10.00  $ 10.00  $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ....     0.50      0.50       0.49       0.55      0.38       0.27      0.33      0.56     0.75     0.72

LESS DISTRIBUTIONS:
     Dividends from net
       investment income ......    (0.50)    (0.50)     (0.49)     (0.55)    (0.38)     (0.27)    (0.33)    (0.56)   (0.75)   (0.72)
                                --------  --------   --------   --------  --------   --------   -------   -------  -------  -------
Net asset value, end of
  period ...................... $  10.00  $  10.00   $  10.00   $  10.00  $  10.00   $  10.00   $ 10.00   $ 10.00  $ 10.00  $ 10.00
                                ========  ========   ========   ========  ========   ========   =======   =======  =======  =======

          Total return ........     5.03%     5.15%      5.05%      5.62%     3.78%      2.69%     3.36%     5.71%    7.76%    8.56%

Net assets, end of
  period (000's) .............. $609,837  $439,714   $363,566   $258,117  $276,674   $132,274   $89,535   $79,069  $85,040  $19,403

Ratio of operating expenses to
  average net assets ..........     0.55%     0.54%      0.55%      0.54%     0.57%      0.59%     0.60%     0.60%    0.57%    0.79%

Ratio of net investment income to
  average net assets ..........     4.94%     5.03%      4.97%      5.48%     3.93%      2.66%     3.28%     5.65%    7.27%    8.26%


-----------------------------


MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                        LIFESTYLE
                                                  AGGRESSIVE 1000 TRUST
                                              -----------------------------
                                              YEAR ENDED        01/07/1997*
                                               DECEMBER 31,         TO
                                                 1998           12/31/1997
                                              ------------     -----------
Net  asset value, beginning
  of period .............................       $ 13.47          $ 12.50

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (B) ..........          0.07             0.05
     Net realized and unrealized gain
       on investments ...................          0.62             1.26
                                                -------          -------
                 Total from investment
                    operations ..........          0.69             1.31

LESS DISTRIBUTIONS:
     Dividends from net investment income         (0.07)           (0.05)
     Distributions from capital gains ...         (0.70)           (0.29)
                                                -------          -------

               Total distributions ......         (0.77)           (0.34)
                                                -------          -------

Net asset value, end of period ..........       $ 13.39          $ 13.47
                                                =======          =======

               Total return .............          4.86%           10.89%+

Net assets, end of period (000's) .......       $80,525          $49,105

Ratio of operating expenses to
  average net assets (C) ................          0.00%            0.00%(A)

Ratio of net investment income to
  average net assets ....................          0.48%            1.29%(A)

Portfolio turnover rate .................            59%              67%(A)

--------------------------

+    Non-annualized
(A)  Annualized
(B) After investment adviser expense reimbursement per share of $0.017 and $0.007 for the years ended December 31, 1998 and 1997, respectively.
(C) The ratios of operating expenses, before reimbursement, from the investment adviser, was 0.02% and 0.03% for the years ended December 31, 1998 and 1997, respectively


MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                        LIFESTYLE
                                                     GROWTH 820 TRUST
                                              ---------------------------

                                                YEAR ENDED    01/07/1997*
                                               DECEMBER 31,      TO
                                                 1998        12/31/1997
                                              ------------   ------------
Net  asset value, beginning
  of period .............................       $  13.77      $  12.50

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (B) ..........           0.24          0.30
     Net realized and unrealized gain
       on investments ...................           0.63          1.38
                                                --------      --------
                 Total from investment
                    operations ..........           0.87          1.68

LESS DISTRIBUTIONS:
     Dividends from net investment
      income ............................          (0.24)        (0.30)
     Distributions from capital gains ...          (0.62)        (0.11)
                                                --------      --------

               Total distributions ......          (0.86)        (0.41)
                                                --------      --------

Net asset value, end of period ..........       $  13.78      $  13.77
                                                ========      ========

               Total return .............           6.20%        13.84% +

Net assets, end of period (000's) .......       $380,309      $217,158

Ratio of operating expenses to
  average net assets (C) ................           0.00%         0.00%(A)

Ratio of net investment income to
  average net assets ....................           1.74%         2.44%(A)

Portfolio turnover rate .................             49%           51%(A)

-----------------------------------

*    Commencement of operations
+    Non-annualized
(A)  Annualized
(B) After investment adviser expense reimbursement per share of $0.006 and $0.004 for the years ended December 31, 1998 and 1997, respectively
(C) The ratio of operating expenses, before reimbursement from the investment adviser, was 0.02% and 0.03% for the years ended December 31, 1998 and 1997, respectively.


MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                       LIFESTYLE
                                                  BALANCED 640 TRUST
                                              ---------------------------
                                               YEAR ENDED     01/07/1997*
                                              DECEMBER 31,       TO
                                                 1998        12/31/1997
                                              ------------  -------------
Net asset value, beginning
  of period .............................       $  13.56      $  12.50

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (B) ..........           0.31          0.50
     Net realized and unrealized gain
       on investments ...................           0.47          1.19
                                                --------      --------
                 Total from investment
                    operations ..........           0.78          1.69

LESS DISTRIBUTIONS:
     Dividends from net investment
      income ............................          (0.31)        (0.50)
     Distributions from capital gains ...          (0.54)        (0.13)
                                                --------      --------

               Total distributions ......          (0.85)        (0.63)
                                                --------      --------

Net asset value, end of period ..........       $  13.49      $  13.56
                                                ========      ========

               Total return .............           5.72%        14.11%+

Net assets, end of period (000's) .......       $377,531      $186,653

Ratio of operating expenses to
  average net assets (C) ................           0.00%         0.00%(A)

Ratio of net investment income to
  average net assets ....................           2.21%         3.24%(A)

Portfolio turnover rate .................             52%           44%(A)


----------------------------------------------

*    Commencement of operations
+    Non-annualized
(A)  Annualized
(B) After investment adviser expense reimbursement per share of $0.004 and $0.005 for the years ended December 31, 1998 and 1997, respectively
(C) The ratios of operating expenses, before reimbursement from the investment adviser, was 0.02% and 0.03% for the years ended December 31, 1998 and 1997, respectively.


MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                         LIFESTYLE
                                                    MODERATE 460 TRUST
                                               -----------------------------
                                                 YEAR ENDED      01/07/1997*
                                                DECEMBER 31,         TO
                                                   1998          12/31/1997
                                               ------------     ------------
Net  asset value, beginning
  of period .............................       $   13.35         $ 12.50

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (B) ..........            0.45            0.65
     Net realized and unrealized gain
       on investments ...................            0.84            0.98
                                                ---------         -------
                 Total from investment
                    operations ..........            1.29            1.63

LESS DISTRIBUTIONS:
     Dividends from net investment
      income ............................           (0.45)          (0.65)
     Distributions from capital gains ...           (0.28)          (0.13)
                                                ---------         -------

               Total distributions ......           (0.73)          (0.78)
                                                ---------         -------
Net asset value, end of period ..........       $   13.91         $ 13.35
                                                =========         =======

               Total return .............            9.76%           13.7% +

Net assets, end of period (000's) .......       $ 138,128         $52,746

Ratio of operating expenses to
  average net assets (C) ................            0.00%           0.00%(A)

Ratio of net investment income to
  average net assets ....................            3.03%           3.91%(A)

Portfolio turnover rate .................              45%             39%(A)


------------------------

*    Commencement of operations +    Non-annualized (A)  Annualized (B)  After
     investment adviser expense reimbursement per share of $0.004 and $0.005 for the years ended December 31, 1998 and 1997, respectively. (C) The ratios of operating expenses, before reimbursement from the investment adviser, was 0.02% and 0.03% for the years ended December 31, 1998 and 1997, respectively.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------


                                                        LIFESTYLE
                                                 CONSERVATIVE 280 TRUST
                                               --------------------------
                                               YEAR ENDED     01/07/1997*
                                               DECEMBER 31,       TO
                                                 1998          12/31/1997
                                               ------------   -----------

Net  asset value, beginning
  of period .............................       $ 13.01         $ 12.50

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (B) ..........          0.50            0.76
     Net realized and unrealized gain
       on investments ...................          0.79            0.67
                                                -------         -------
                 Total from investment
                    operations ..........          1.29            1.43

LESS DISTRIBUTIONS:
     Dividends from net investment
      income ............................         (0.50)          (0.76)
     Distributions from capital gains ...         (0.27)          (0.16)
                                                -------         -------

               Total distributions ......         (0.77)          (0.92)
                                                -------         -------

Net asset value, end of period ..........       $ 13.53         $ 13.01
                                                =======         =======

               Total return .............         10.20%          12.15%+

Net assets, end of period (000's) .......       $78,404         $19,750

Ratio of operating expenses to
  average net assets (C) ................          0.00%           0.00%(A)

Ratio of net investment income to
  average net assets ....................          2.98%           3.95%(A)

Portfolio turnover rate .................            32%             38%(A)


------------------------

*    Commencement of operations
+    Non-annualized
(A)  Annualized
(B) After investment adviser expense reimbursement per share of $0.007 and $0.006 for the years ended December 31, 1998 and 1997, respectively.
(C) The ratios of operating expenses, before reimbursement from the investment adviser, was 0.03% and 0.03% for the years ended December 31, 1998 and 1997, respectively.

                                  [BACK COVER]

         Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The Trust's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

         Additional information about the Trust is also contained in the Statement of Additional Information dated the same date as this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus. The annual and semi-annual reports, the Statement of Additional Information and other information about the Trust are available upon request and without charge by writing the Trust at 116 Huntington Avenue, Boston, MA 02116 or calling the Trust at (800) 344-1029. Shareholder inquiries should also be directed to this address and phone number.

         Information about the Trust (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at 1-800-SEC-0330. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009.

                                     Part B


                      Statement of Additional Information

                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------



                         MANUFACTURERS INVESTMENT TRUST

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Prospectus dated May 1, 1999, which may be obtained from Manufacturers Investment Trust, 116 Huntington Avenue, Boston, Massachusetts, 02116. The Annual Report for Manufacturers Investment Trust is incorporated by reference into the Statement of Additional Information. The Annual Report is available upon request and without charge by calling (800) 344-1029.

      The date of this Statement of Additional Information is May 1, 1999.

                                TABLE OF CONTENTS

INVESTMENT POLICIES.............................................................
  Money Market Instruments......................................................
    U.S. Government and Government Agency Obligations ..........................
    Canadian and Provincial Government and Crown Agency Obligations ............
    Certificates of Deposit and Bankers' Acceptances ...........................
    Commercial Paper ...........................................................
    Corporate Obligations ......................................................
    Repurchase Agreements ......................................................
  Other Instruments ............................................................
    Warrants ...................................................................
    Reverse Repurchase Agreements ..............................................
    Mortgage Securities ........................................................
    Asset-Backed Securities ....................................................
    Zero-Coupon Securities and Pay-in-Kind Bonds ...............................
    High Yield (High Risk) Domestic Corporate Debt Securities ..................
    High Yield Foreign Sovereign Debt Securities (Brady Bonds) .................
    Hybrid Instruments .........................................................
    ADRs, EDRs and GDRs ........................................................
  Additional Investment Policies ...............................................
    Lending Securities .........................................................
    When-Issued Securities ("Forward Commitments") .............................
    Mortgage Dollar Rolls ......................................................
    Illiquid Securities ........................................................
RISK FACTORS ...................................................................
  High Yield (High Risk) Securities ............................................
  Foreign Securities ...........................................................
HEDGING AND OTHER STRATEGIC TRANSACTIONS .......................................
  General Characteristics of Options............................................
  General Characteristics of Futures Contracts and Options on Futures
   Contracts....................................................................
  Options on Securities Indices and Other Financial Indices ....................
  Currency Transactions ........................................................
  Combined Transactions ........................................................
  Swaps, Caps, Floors and Collars ..............................................
  Eurodollar Instruments .......................................................
  Risk Factors..................................................................
  Risks of Hedging and Other Strategic Transactions Outside the United States...
  Use of Segregated and Other Special Accounts..................................
  Other Limitations ............................................................
INVESTMENT RESTRICTIONS ........................................................
  Fundamental...................................................................
  Nonfundamental................................................................
PORTFOLIO TURNOVER..............................................................
MANAGEMENT OF THE TRUST.........................................................
  Compensation of Trustees .....................................................
INVESTMENT MANAGEMENT ARRANGEMENTS .............................................
  The Advisory Agreement .......................................................
  The Subadvisory Agreements ...................................................
  Information Applicable to Both the Advisory Agreement and the Subadvisory
   Agreements ..................................................................
PORTFOLIO BROKERAGE ............................................................
PURCHASE AND REDEMPTION OF SHARES ..............................................
DETERMINATION OF NET ASSET VALUE ...............................................


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PERFORMANCE DATA ...............................................................
THE INSURANCE COMPANIES ........................................................
HISTORY OF THE TRUST ...........................................................
ORGANIZATION OF THE TRUST ......................................................
ADDITIONAL INFORMATION CONCERNING TAXES ........................................
REPORTS TO SHAREHOLDERS ........................................................
INDEPENDENT ACCOUNTANTS ........................................................
LEGAL COUNSEL ..................................................................
ADDITIONAL INFORMATION REGARDING SUBADVISERS ...................................
APPENDIX I - Debt Security Rating ..............................................
APPENDIX II Standard & Poor's Corporation Disclaimers ..........................



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                               INVESTMENT POLICIES

     The following discussion supplements "Investment Objectives and Policies" set forth in the Prospectus of the Trust.

MONEY MARKET INSTRUMENTS

     The Money Market Trust invests in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other portfolios in accordance with their investment policies. In addition, each portfolio may purchase money market instruments (and other securities as noted under each portfolio description) for temporary defensive purposes, except that the U.S. Government Securities Trust and the Equity Index Trust may not invest in Canadian and Provincial Government and Crown Agency Obligations.

     1. U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS.

          U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

          U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

*    Student Loan Marketing Association,

*    Federal Home Loan Banks,

*    Federal Intermediate Credit Banks and

*    the Federal National Mortgage Association.

          U.S. Instrumentality Obligations. U.S. instrumentality obligations also include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

     Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

     No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, these types of instruments will be referred to collectively as "U.S. Government securities."

     2. CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS.

          Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

          Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

*    Export Development Corporation,
*    Farm Credit Corporation,
*    Federal Business Development Bank, and
*    Canada Post Corporation.


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In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

          Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

          Provincial Crown Agency Obligations. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

*    provincial railway corporation,
*    provincial hydroelectric or power commission or authority,
*    provincial municipal financing corporation or agency, and
*    provincial telephone commission or authority.

Any Canadian obligation acquired by the Money Market Trust will be payable in U.S. dollars.

     3. CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES.

          Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

          Bankers' Acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

     All portfolios of the Trust may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

     4. COMMERCIAL PAPER.

     Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

          Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.


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     A portfolio will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadviser has determined present minimal risk of loss to the portfolio. A Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a portfolio's net asset value is determined. The net asset value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

     5. CORPORATE OBLIGATIONS.

     Corporate obligations include bonds and notes issued by corporations to finance long-term credit needs.

     6. REPURCHASE AGREEMENTS.

     Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash which is only temporarily available. A portfolio may enter into a repurchase agreements with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

     Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

The Subadvisers, on behalf of the portfolios they advise, shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the Trustee's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transactions are limited to a:

*    Federal Reserve System member bank,
* primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division, or
* broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

However, the Trustees reserve the right to change the criteria used to select such financial institutions and broker/dealers. The Trustees will regularly monitor the use of repurchase agreements and the Subadvisers will, pursuant to procedures adopted by the Trustees, continuously monitor transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

     The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by the Trust might be delayed or limited.

     7. FOREIGN REPURCHASE AGREEMENTS

     Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a portfolio may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the portfolio may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the portfolio is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with


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counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

     The following discussion provides an explanation of some of the other instruments in which certain portfolios (as indicated) may invest.

     1. WARRANTS

     Subject to certain restrictions, each of the portfolios except the Money Market Trust and the Lifestyle Trusts may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

     2. REVERSE REPURCHASE AGREEMENTS

     Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share. Each portfolio will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

     3. MORTGAGE SECURITIES

          Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a portfolio which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a portfolio reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

     In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a portfolio purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

          Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

*    one-year, three-year and five-year constant maturity Treasury Bill rates,
*    three-month or six-month Treasury Bill rates,
*    11th District Federal Home Loan Bank Cost of Funds,
*    National Median Cost of Funds, or


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*    one-month, three-month, six-month or one-year London Interbank Offered Rate
     ("LIBOR") and other market rates.

     During periods of increasing rates, a portfolio will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a portfolio would likely decrease. During periods of declining interest rates, income to a portfolio derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a portfolio's net asset value could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

          Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

*    mortgage bankers,
*    commercial banks,
*    investment banks,
*    savings and loan associations, and
*    special purpose subsidiaries of the foregoing.

     Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association
(GNMA) or Federal Home Loan Mortgage Corporation (FHLMC), such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A portfolio which invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

          Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMO's also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile.

     CMOs purchased by the portfolios may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

          STRIPS. In addition to the U.S. Government securities discussed above, certain portfolios may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of


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selected securities are traded independently under the Separate Trading of
Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

          Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the portfolios invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See " Other Investment Policies. - Illiquid Securities".

     Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

     As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, the Trust believes that investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, will contribute to a portfolio's relatively stable net asset value.

In addition to the stripped mortgage securities described above, each of the Strategic Bond, High Yield Trust and Value Trust may invest in similar securities such as Super principal only and Levered interest only which are more volatile than Pos and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks associated with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the portfolio.

     Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

          Inverse Floaters. Each of the Strategic Bond Trust, High Yield Trust and Value Trust may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the portfolio invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See "Other Investment Policies
- Illiquid Securities".

     Inverse floaters are derivative mortgage securities which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

          Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below under "Asset-Backed Securities."


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     4. ASSET-BACKED SECURITIES

     The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

     Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the portfolio must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a portfolio's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's or that the Subadviser believes are of comparable quality.

     As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies" below.

          Types of Credit Support. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

*    liquidity protection, and
*    default protection

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Some examples of credit support include:

* "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class),

* creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and

* "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

     The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.


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     The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

     5. ZERO COUPON SECURITIES AND PAY-IN-KIND BONDS

     Zero coupon securities and pay-in-kind bonds involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The portfolios also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

     Zero coupon securities and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities usually appreciates during periods of declining interest rates and usually depreciates during periods of rising interest rates.

          Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies" below.

          Tax Considerations. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     6. LOANS AND OTHER DIRECT DEBT INSTRUMENTS

     Each portfolio may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a portfolio supply additional cash to a borrower on demand.

     7. HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

     High yield U.S. corporate debt securities in which the portfolios may invest include bonds, debentures, notes and commercial paper and will generally be unsecured. Most of these debt securities will bear interest at fixed rates. However, the portfolios may also invest in debt securities with variable rates of interest or debt securities which involve equity features, such as contingent interest or participation based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

     The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, and it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.


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     8. BRADY BONDS

     Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the portfolios may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

* the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds),
* bonds issued at a discount from face value (generally known as discount bonds),
*    bonds bearing an interest rate which increases over time, and
* bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, the portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

     Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

     The portfolios may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

     Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the portfolios invest are likely to be acquired at a discount.

     9. SOVEREIGN DEBT OBLIGATIONS

     Each portfolio may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

     10. INDEXED SECURITIES


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     Each portfolio may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

     Currency indexed securities typically are short term to intermediate term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting a a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

     11. HYBRID INSTRUMENTS

     Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

          Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

* prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or
* an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks").

Hybrid Instruments may take a variety of forms, including, but not limited to:

* debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time,
* preferred stock with dividend rates determined by reference to the value of a currency, or
* convertible securities with the conversion terms related to a particular commodity.

          Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

     One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

     The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the portfolio may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.


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          Risks of Investing in Hybrid Instruments. The risks of investing in
Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. See " Hedging and Other Strategic Transactions" below for a description of certain risks associated with investments in futures, options, and forward contracts.

          VOLATILITY. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

          LEVERAGE RISK. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

          LIQUIDITY RISK. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor.

          LACK OF US REGULATION. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the net asset value of a portfolio.

     12. ADRS, EDRS AND GDRS

     Securities of foreign issuers may include American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs," "EDRs" and "GDRs," respectively ). Depository Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

     ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities.

     Securities of foreign issuers also include EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

ADDITIONAL INVESTMENT POLICES

     The following provides a more detailed explanation of some of the investment policies of the portfolios.


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     1. LENDING SECURITIES

     Each portfolio may lend its securities so long as its loans of securities do not represent in excess of 33% of such portfolio's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending portfolio collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The lending portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

     The Trust anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with New York Stock Exchange rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

(3) the portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

     2. WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

     In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the portfolio at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

     Under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may, if deemed advisable, sell the securities before the settlement date. In general, a portfolio does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. The portfolio does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will establish a segregated account consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the portfolio may purchase when-issued or forward delivery securities.

     3. MORTGAGE DOLLAR ROLLS

     Each portfolio of the Trust (except the Money Market Trust and the Lifestyle Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, the portfolio forgoes principal and interest paid on the mortgage-backed securities. A portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A portfolio may also be compensated by receipt of a commitment fee. A portfolio may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the mortgage dollar roll transaction as described above.

     4. ILLIQUID SECURITIES


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     Each of the portfolios, except the Money Market Trust, may not invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Trust may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a portfolio may be forced to sell them at a discount from the last offer price.

          Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act are excluded from the 10% and 15% limitations on illiquid securities. The Subadvisers decide, subject to the Trustees' oversight, whether securities sold according to Rule 144A are readily marketable for purposes of the Trust's investment restriction. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the portfolios for which they are responsible. To the extent that Rule 144A securities held by a portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the portfolio could be adversely affected.

          Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under Federal securities law, and is generally sold to institutional investors, such as the Trust, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Trust through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Trust's Subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Trust intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trust's Subadviser will monitor the liquidity of 4(2) commercial paper held by the Money Market Trust, subject to the Trustees' oversight.

                                  RISK FACTORS

HIGH YIELD (HIGH RISK) SECURITIES

     The following discussion supplements the disclosure regarding the risks of investing in non-investment grade securities.

          GENERAL. Certain of the portfolios may invest in high yield (high risk) securities. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

          Interest Rate Risk. To the extent a portfolio invests primarily in fixed-income securities, the net asset value of the portfolio's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income portfolio generally rise. Conversely, when interest rates rise, the value of a fixed-income portfolio will decline.

          Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

     These factors may have an adverse effect on the ability of portfolios investing in high yield securities to dispose of particular portfolio investments. These factors also may limit the portfolios from obtaining accurate market quotations to value securities and calculate net asset value. If a portfolio investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the Trustees to value that portfolio's investments. Therefore, the Trustees may have to use a greater degree of judgment in making such valuations.

     Less liquid secondary markets may also affect a portfolio's ability to sell securities at their fair value. Each portfolio may invest up to 15% (10% in the case of the Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high


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yield debt securities are affected by adverse economic conditions, the proportion of a portfolio's assets invested in illiquid securities may increase.

          NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

     In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

          NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose portfolios to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

     The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

*    the obligor's balance of payments, including export performance,
*    the obligor's access to international credits and investments,
*    fluctuations in interest rates, and
*    the extent of the obligor's foreign reserves.

          OBLIGOR'S BALANCE OF PAYMENTS. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

          OBLIGOR'S ACCESS TO INTERNATIONAL CREDITS AND INVESTMENTS. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

          OBLIGOR'S FLUCTUATIONS IN INTEREST RATES. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

          OBLIGOR'S FOREIGN RESERVES. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

          THE CONSEQUENCES OF A DEFAULT. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, the portfolio holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.


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     Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

* reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and
*    obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

          Securities in the Lowest Rating Categories. Certain debt securities in which the portfolios may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's. These securities are rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. These securities are considered to have the following characteristics:

*    extremely poor prospects of ever attaining any real investment standing,
*    current identifiable vulnerability to default,
* unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions,
* are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and/or
*    are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a portfolio with a commensurate effect on the value of the portfolio's shares.

FOREIGN SECURITIES

          The following discussion supplements the disclosure regarding the risks of investing in foreign securities in the Prospectus.

          Different Accounting and Reporting Requirements. There may be less publicly available information about a foreign issuer than a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements. These requirements are generally less extensive than the requirements in the U.S.

          Liquidity. Foreign stock markets (other than Japan) have substantially less volume than the U.S. exchanges. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.

          Less Government Regulation. Foreign exchanges, broker-dealers and issuers frequently have less governmental regulation than comparable entities in the United States. In addition, brokerage costs for foreign issuers may be higher than those for U.S. issuers.

          Political Instability; Nationalization. Investments in foreign companies may be subject to the possibility of :

*    nationalization of the foreign company,
*    withholding of dividends at the source,
*    expropriation or confiscatory taxation,
*    currency blockage,
*    political or economic instability, and/or
* diplomatic developments that could adversely affect the value of those investments.

          Clearance and Settlement Procedures. Foreign markets, especially emerging markets, may have different clearance and settlement procedures. In certain emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in


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temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned on these assets. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in value of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser.

     Enforcement of Judgment in the Case of Default. In the event of a default on any foreign obligation, it may be difficult for the investing portfolios to obtain or to enforce a judgment against the foreign issuer.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The following discussion supplements "Hedging and Other Strategic Transactions" set forth in the Prospectus of the Trust.

     As described in the Prospectus, an individual portfolio may be authorized to use a variety of investment strategies. Strategies described below will be used for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the portfolios (such investment strategies and transactions are referred to as "Hedging and Other Strategic Transactions"). The description in the Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolios.

     A detailed discussion of Hedging and Other Strategic Transactions follows. No portfolio that is authorized to use any of these investment strategies will be obligated to pursue any of the strategies and no portfolio makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a portfolio's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and U.S. Federal income tax considerations.

GENERAL CHARACTERISTICS OF OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A portfolio's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the portfolio the right to sell the instrument at the option exercise price.

           If and to the extent authorized to do so, a portfolio may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A portfolio will not sell put options if, as a result, more than 50% of the portfolio's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

          RISK OF SELLING PUT OPTIONS. In selling put options, a portfolio faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

     Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A portfolio's purchase of a call option on an underlying instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

          PARTIAL HEDGE OR INCOME TO THE PORTFOLIO. If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or


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instruments held by the portfolio or will increase the portfolio's income.
Similarly, the sale of put options can also provide portfolio gains.

          COVERING OF OPTIONS. All call options sold by a portfolio must be "covered" (that is, the portfolio must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

          RISK OF SELLING CALL OPTIONS. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

     Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

     OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A portfolio's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

*    insufficient trading interest in certain options,
*    restrictions on transactions imposed by an exchange,
* trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits,
*    interruption of the normal operations of the OCC or an exchange,
* inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or
* a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

     OTC Options. Over-the-counter ("OTC") options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

     Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a portfolio and the amount of


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the portfolio's obligation pursuant to an OTC option sold by the portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

     Types of Options That May Be Purchased. If and to the extent authorized to do so, a portfolio may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

     Each portfolio reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the portfolio's investment objective and the restrictions set forth herein.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     If and to the extent authorized to do so, a portfolio may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

*    as a hedge against anticipated interest rate, currency or market changes,
*    for duration management,
*    for risk management purposes.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

     Use Will Be Consistent with Applicable Regulatory Requirements. A portfolio's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

     Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

     No portfolio will enter into a futures contract or option thereon if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the current fair market value of the portfolio's total assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

     Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

     Value of Futures Contracts Sold by a Portfolio. The value of all futures contracts sold by a portfolio (adjusted for the historical volatility relationship between such portfolio and the contracts) will not exceed the total market value of the portfolio's securities.


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     STOCK INDEX FUTURES

     Definition. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

     Uses of Index Futures. Below are some examples of how Index Futures may be used:

* In connection with a portfolio's investment in common stocks, a portfolio may invest in Index Futures while the Subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.
* A portfolio may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the portfolio's pending investment in such stocks when they do become available.
* Through the use of Index Futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a portfolio.
* A portfolio may also invest in Index Futures in order to hedge its equity positions.

     May be Used only for Hedging Purposes. Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, risk management or appropriate portfolio management purposes and not for speculative purposes. None of the portfolios will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     If and to the extent authorized to do so, a portfolio may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, the portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

     Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

CURRENCY TRANSACTIONS

     If and to the extent authorized to do so, a portfolio may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

*    forward currency contracts,
*    exchange-listed currency futures contracts and options thereon,
*    exchange-listed and OTC options on currencies, and
*    currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A portfolio may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.


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     A portfolio's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the portfolio that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

     Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

     Position Hedging. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

     Cross Hedging. A portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure.

     Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a portfolio's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a portfolio's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the portfolio's securities denominated in linked currencies.

     Risk of Currency Transactions. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

     To the extent authorized to do so, a portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a portfolio will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio's objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Hedging and Other Strategic Transactions into which a portfolio may be authorized to enter are (a) interest rate, currency and index swaps and
(b) the purchase or sale of related caps, floors and collars and other derivatives. A portfolio will enter into these transactions primarily:

* to preserve a return or spread on a particular investment or portion of its portfolio,
*    to protect against currency fluctuations,
* to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date, or
*    as a duration management technique.

A portfolio will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay.

     Interest Rate Swaps. Interest rate swaps involve the exchange by a portfolio with another party of respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

     Currency Swaps. A currency swap is an agreement to exchange cash flows on a stated amount based on changes in the values of the reference indices.


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     Caps. The purchase of a cap entitles the purchaser to receive payments on a stated principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate.

     Floors. The purchase of a floor entitles the purchaser to receive payments on a stated principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount.

          INTEREST RATE FLOORS. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a stated principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount.

     Collar. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     1940 Act Considerations. A portfolio will usually enter into interest rate swaps on a net basis. A net basis means that the two payment streams are netted out in a cash settlement on the payment date(s) specified in the instrument, with the portfolio receiving (or paying, if applicable) only the net amount of the two payments. If these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, thus, will not be treated as being subject to the portfolio's borrowing restrictions.

     Counterparties to these Transactions. A portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by the Subadviser. If a counterparty defaults, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.

     Liquidity. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are generally less liquid than swaps.

     The liquidity of swap agreements will be determined by a Subadviser based on various factors, including:

*    the frequency of trades and quotations,
*    the number of dealers and prospective purchasers in the marketplace,
*    dealer undertakings to make a market,
*    the nature of the security (including any demand or tender features), and
* the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in securities that are not readily marketable.

     Each portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement. See also, "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

     To the extent authorized to do so, a portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


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RISK FACTORS

     Hedging and Other Strategic Transactions have special risks associated with them, including:

*    possible default by the counterparty to the transaction,
*    markets for the securities used in these transactions could be illiquid,
* to the extent the Subadviser's assessment of market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses to the portfolio.

     Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a portfolio's net asset value, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

*    Options and Futures Transactions

     Options transactions are subject to the following additional risks:

* Option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a portfolio to hold a security it might otherwise sell (in the case of a call option).

* Options markets could become illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

* The degree of correlation between price movements of futures contracts and price movements in the related securities position of a portfolio could create the possibility that losses on the hedging instrument are greater than gains in the value of the portfolio's position.

* Futures markets could become illiquid. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Although a portfolio's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

     Currency Hedging. In additional to the general risks of Hedging and Other Strategic Transactions described above, currency hedging transactions have the following risks:

* Currency hedging can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.
* Proxy hedging involves determining the correlation between various currencies. If the Subadviser's determination of this correlation is incorrect, the portfolio losses could be greater than if the proxy hedging were not used.
* Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

     CURRENCY FUTURES CONTRACTS AND OPTIONS ON CURRENCY FUTURES CONTRACTS. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Hedging and Other Strategic Transactions will not only be subject to the risks described above but could also be adversely affected by:

* foreign governmental actions affecting foreign securities, currencies or other instruments,
* less stringent regulation of these transactions in many countries as compared to the United States,
* the lack of have clearing mechanisms and related guarantees in some countries for these transactions,
* more limited availability of data on which to make trading decisions than in the United States,
* delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
* the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and
*    lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Use of extensive Hedging and Other Strategic Transactions by a portfolio will require, among other things, that the portfolio segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

     In general, either the full amount of any obligation by a portfolio to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered. or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below:

     Call Options. A call option on securities written by a portfolio will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own portfolio securities that correlate with the index or to segregate cash or liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis.

     Put Options. A put option on securities written by a portfolio will require the portfolio to segregate cash or liquid high grade debt obligations equal to the exercise price.

     OTC Options. OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a portfolio will not be required to do so. As a result, when a portfolio sells these instruments it will segregate an amount of cash or liquid high grade debt obligations equal to its obligations under the options. OTC-issued and exchange-listed options sold by a portfolio other than those described above generally settle with physical delivery, and the portfolio will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     Currency Contracts. Except when a portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the portfolio to buy or sell a foreign currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to a portfolio's obligations or to segregate cash or liquid high grade debt obligations equal to the amount of the portfolio's obligations.

     Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a portfolio must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

     Swaps. A portfolio will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or liquid high grade debt obligations having an aggregate value at least equal to this net amount.

     Caps. Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a portfolio's net obligation, if any.

     Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A portfolio could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the portfolio. In addition, if it holds a futures contracts or forward contract, a portfolio could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other Hedging and Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

     No portfolio will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (e.g., the Beta volatility factor).

     For purposes of this limitation, to the extent the portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

                             INVESTMENT RESTRICTIONS

     There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the portfolios: (a) fundamental and (b) nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Trust without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     When submitting an investment restriction change to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

     Restrictions (1) through restriction (8) are fundamental. Restrictions (9) through (15) are nonfundamental.

FUNDAMENTAL

     The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to the Real Estate Securities Trust and the Lifestyle Trusts. (The Trust has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Trust.)

     For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions. The Global Bond Trust and the Lifestyle Trusts are not subject to these restrictions.

(3) Borrow money, except that each portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Trust may be considered an underwriter under the 1933 Act in selling portfolio securities.

(5) Purchase or sell real estate, except that each portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the portfolios other than the Money Market Trust may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts, except that each portfolio other than the Money Market Trust may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each portfolio other than the Money Market Trust and U.S. Government Securities Trust may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

(7) Lend money to other persons, except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NONFUNDAMENTAL

Unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities or other investments.

(10) Sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin.

(11) Write or purchase options on securities, financial indices or currencies, except to the extent a portfolio is specifically authorized to engage in Hedging and Other Strategic Transactions.

(12) Purchase securities for the purpose of exercising control or management.

(13) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with:

          (a)  a merger, consolidation or reorganization,

          (b) the investment of collateral received in connection with the lending of securities in the Navigator Securities Lending Trust,* or

          (c) the purchase of shares of the T. Rowe Price Reserve Investment Fund, a T. Rowe Price Associates, Inc. money market fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the T. Rowe Price Reserve Investment
               Fund).**

     For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Trusts.

*State Street Bank and Trust Company ("State Street"), the Trust's custodian, pursuant to an agreement with the Trust, provides a security lending service to the Trust. In connection with the service, collateral from securities lent may be invested in the Navigator Securities Lending Trust. The Navigator Securities Lending Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Securities Lending Trust, State Street received from the SEC exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Securities Lending Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of Section 17 of the 1940 Act.

**The T. Rowe Price Reserve Investment Fund is a money market fund registered under the 1940 Act which is managed by T. Rowe Price Associates, Inc. and which is sold only to advisory clients of T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. and their affiliates. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. have received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund sub-advisory clients to invest in the T. Rowe Price Reserve Investment Fund.

(14) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the portfolio, except in an amount of not more than 10%* of the value of the portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.

     *33 1/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Science & Technology Trusts, Small Company Blend, U.S. Large Cap Value, Total Return, Foreign and Mid-Cap Stock Trusts.
     15% in the case of the International Small Cap, Growth and Balanced Trusts. 50% in the case of the Value Trust.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Trust where the percentage limitation of restriction (9) must be met at all times.

ADDITIONAL INVESTMENT RESTRICTIONS

     MONEY MARKET TRUST

     In addition to the above policies, the Money Market Trust is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Trust will, among other things, not purchase the securities of any issuer if it would cause:

* more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,
* more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or
* more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

                               PORTFOLIO TURNOVER

     The annual rate of portfolio turnover will normally differ for each portfolio and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. No portfolio turnover rate can be calculated for the Money Market Trust due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the portfolios of the Trust for the years ended December 31, 1998 and 1997 were as follows:

PORTFOLIO                                             1998           1997
------------------------------------------------------------------------------

Pacific Rim Emerging Markets Trust                     62%             63%
Science & Technology Trust                            105%            121%
International Small Cap Trust                          45%             74%
Aggressive Growth Trust                               189%             63%
Emerging Small Company Trust                           77%            120%
Mid Cap Growth Trust                                  150%            151%
Overseas Trust                                        150%            166%
International Stock Trust                              27%             43%
Mid Cap Blend Trust                                    93%            224%
Small Company Value Trust                             131%             81%(A)(1)
Global Equity Trust                                    32%             33%
Growth Trust                                          136%            179%
Large Cap Growth Trust                                 64%             91%
Quantitative Equity Trust                             225%            114%
Blue Chip Growth Trust                                 42%             37%
Real Estate Securities Trust                          122%            148%
Value Trust                                            45%             43%
Equity Index Trust                                      3%              7%
Growth & Income Trust                                  16%             34%
Equity-Income Trust                                    21%             25%
Income & Value Trust                                   85%             78%
Balanced Trust                                        199%            219%
High Yield Trust                                       94%             75%
Strategic Bond Trust                                  209%            131%
Global Bond Trust                                     140%            160%
Investment Quality Bond Trust                          41%             47%
Diversified Bond Trust                                125%             86%
U.S. Government Securities Trust                      287%            110%
Money Market Trust                                     N/A             N/A
Lifestyle Aggressive 1000 Trust                        59%             67%(A)(2)
Lifestyle Growth 820 Trust                             49%             51%(A)(2)
Lifestyle Balanced 640 Trust                           52%             44%(A)(2)

PORTFOLIO                                             1998             1997
-----------------------------------------------------------------------------
Lifestyle Moderate 460 Trust                           45%              39%(A)(2)
Lifestyle Conservative 260 Trust                       32%              38%(A)(2)

(A) Annualized -
(1) Commencement of Operations - 10/01/97.
(2) Commencement of Operations - 01/07/97.
     Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a portfolio.

                             MANAGEMENT OF THE TRUST

     The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below:

=============================================================================================================
 NAME, ADDRESS AND AGE        POSITION WITH                        PRINCIPAL OCCUPATION
                               THE TRUST                         DURING PAST FIVE YEARS

-------------------------------------------------------------------------------------------------------------
Don B. Allen                    Trustee             Senior Lecturer, William E. Simon Graduate School of
136 Knickerbocker Road                              Business Administration, University of Rochester
Pittsford, NY  14534

Age: 69

=============================================================================================================
 NAME, ADDRESS AND AGE        POSITION WITH                        PRINCIPAL OCCUPATION
                               THE TRUST                         DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------
John D. DesPrez III             President           Executive Vice President, US Operations, Manulife
73 Tremont Street                                   Financial, January 1999 to date; Senior Vice President,
Boston, MA  02108                                   Annuities, Manulife Financial, September 1996 to January
                                                    1999; President and Director, Manulife North America,
Age: 42                                             September 1996 to January 1999; President, North American
                                                    Funds, March 1993 to September 1996; Vice President and
                                                    General Counsel, Manulife North America, 1991 to 1994;
-------------------------------------------------------------------------------------------------------------
Charles L. Bardelis             Trustee             President and Executive Officer, Island Commuter Corp.
297 Dillingham Ave.                                 (Marine Transport)
Falmouth, MA  02540

Age: 57
-------------------------------------------------------------------------------------------------------------
Samuel Hoar                     Trustee             Senior Mediator, Judicial Arbitration Mediation Services
73 Tremont Street                                   "JAMS/Endispute," June 1994 to date; Partner, Goodwin,
Boston, MA  02108                                   Proctor and Hoar, prior to June 1994

Age: 71
-------------------------------------------------------------------------------------------------------------
John D. Richardson*             Chairman of         Senior Executive Vice President and General Manager, U.S.
200 Bloor Street East           Trustees            Operations, Manulife Financial, January 1999 to date;
Toronto, Ontario, Canada                            Executive Vice President and General Manager, U.S.
M4W 1E5                                             Operations, Manulife Financial, January 1995 to January
Age: 61                                             1999; Senior Vice President and General Manager, Canadian
                                                    Operations, Manulife Financial, June 1992 to January 1995
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
F. David Rolwing                Trustee             Chairman, President and CEO, Montgomery Mutual Insurance
17810 Meeting House Road                            Company, 1991 to date
Sandy Spring, MD  20860

Age: 64

-------------------------------------------------------------------------------------------------------------
John G. Vrysen                  Vice President      Vice President, Chief Financial Officer, U.S. Operations,
73 Tremont Street                                   Manulife Financial, January 1996 to date; Vice President
Boston, MA  02108                                   and Actuary, Manulife North America, January 1986 to date

Age: 43

-------------------------------------------------------------------------------------------------------------
James D. Gallagher              Secretary           Vice President, Legal Services, Manulife Financial,
73 Tremont Street                                   January 1996 to date; Vice President, Secretary and
Boston, MA  02108                                   General Counsel, Manulife North America, June 1994 to
                                                    date; Vice President and Associate General Counsel, The
Age: 44                                             Prudential Insurance Company of America, 1990 to 1994

-------------------------------------------------------------------------------------------------------------
James R. Boyle                  Treasurer           Vice President, Institutional Markets, Manulife Financial,
73 Tremont Street                                   1998  to present; Vice President Administration, Manulife
Boston, MA  02108                                   North America, 1996 to 1998; Vice President, Treasurer and
                                                    Chief Administrative Officer, North America Funds, June
Age: 39                                             1994 to September 1996.
==============================================================================================================

*Trustee who is an "interested person," as defined in the 1940 Act.

DUTIES AND COMPENSATION OF TRUSTEES

     The Trust is organized as a Massachusetts Business Trust. Under the Trust's Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers of the Trust who assist in managing the day-to-day affairs of the Trust.

     The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $30,000, a fee of $7,500 for each quarterly meeting of the Trustees that they attend in person and a fee of $3,750 per day for attending any duly constituted in person meeting of the Trustees, other than a quarterly meeting. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

                               COMPENSATION TABLE

===============================================================================================
NAMES OF PERSON, POSITION        AGGREGATE COMPENSATION FROM    TOTAL COMPENSATION FROM TRUST
                                 TRUST FOR PRIOR FISCAL YEAR*  COMPLEX FOR PRIOR FISCAL YEAR*#

-----------------------------------------------------------------------------------------------
Don B. Allen, Trustee                     $60,000                         $60,000
-----------------------------------------------------------------------------------------------
Charles L. Bardelis, Trustee               60,000                          60,000
-----------------------------------------------------------------------------------------------
Samuel Hoar, Trustee                       60,000                          60,000
-----------------------------------------------------------------------------------------------
Robert J. Myers, Former Trustee            60,000                          60,000
-----------------------------------------------------------------------------------------------
John D. Richardson, Trustee                    --                              --
-----------------------------------------------------------------------------------------------
F. David Rolwing, Trustee                  60,000                          60,000
===============================================================================================

*Compensation received for services as Trustee.
#Trust Complex includes all portfolios of the Trust.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

     The following information supplements the material appearing in the Prospectus under the caption "Management of the Trust." Copies of the Advisory and Subadvisory Agreements discussed below have been filed with and are available from the SEC.

     Information Regarding the Adviser. Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), the successor to NASL Financial Services, Inc., is a Delaware limited liability corporation whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The ultimate parent of MSS is The Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian mutual life insurance company based in Toronto, Canada. MSS is registered as an investment adviser under the Investment Advisers Act of 1940 and as a broker-dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. (the "NASD"). In addition, MSS serves as principal underwriter of certain contracts issued by The Manufacturers Life Insurance Company of North America ("Manulife North America") and The Manufacturers Life Insurance Company of New York.

     Approval of the Advisory Agreement and Subadvisory Agreements.

     The Advisory Agreement was approved by the Trustees on [March 26, 1999] and by the shareholders on [April 27, 1999]. Each Subadvisory Agreement (except those described below under "The Subadvisory Agreements") were approved by the Trustees on September 28, 1995, and by the shareholders of the portfolios on December 5, 1995. These subadvisory agreement approvals occurred in connection with the change of control of MSS as a result of the merger of North American Life Assurance Company, the then ultimate controlling parent of MSS, with Manulife Financial on January 1, 1996.

     Appointment of Fred Alger Management, Inc.

     On December 15, 1995, the Trustees appointed Fred Alger Management, Inc. ("Alger") pursuant to a new Subadvisory Agreement with Alger (the "Alger Subadvisory Agreement") to manage the Small/Mid Cap Trust. The Alger Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small/Mid Cap Trust, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements on December 15, 1995. The Alger Subadvisory Agreement and the related amendment to the Advisory Agreement were approved by the sole shareholder of the Small/Mid Cap Trust on _March 1, 1996.

     October 1, 1996 Subadviser Resignations

     Effective October 1, 1996, the following subadvisers resigned their positions as subadviser to the stated portfolios:

* Oechsle International Advisors, LLC ("Oechsle International") as subadviser to the Global Equity Trust,

*    Wellington Management Company, LLP as subadviser to the Money Market Trust,

* Goldman Sachs Asset Management as subadviser to the Equity-Income Trust (formerly, the Value Equity Trust), and

* Roger Engemann Management Co., Inc. as subadviser to the Blue Chip Growth Trust (formerly, the Pasadena Growth Trust).

           On September 27, 1996, the Trustees then appointed the following new subadvisers:

* Morgan Stanley Asset Management Inc. ("Morgan Stanley") pursuant to a new subadvisory agreement ("Morgan Stanley Subadvisory Agreement") to manage the Global Equity Trust,

* T. Rowe Price Associates, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price Subadvisory Agreement") to manage the Blue Chip Growth and Equity-Income Trusts, and

* Manufacturers Adviser Corporation ("MAC") pursuant to a new subadvisory agreement ("MAC Subadvisory Agreement") to manage the Money Market Trust as well as the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts.

All such Subadvisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 (with an effective date of October 1, 1996) and by the shareholders of the respective portfolios on December 20, 1996.

     New Subadvisers for New Portfolios

     On September 27, 1996, the Trustees also appointed the following new subadvisers:

* T. Rowe Price pursuant to the T. Rowe Price Subadvisory Agreement to manage the Science and Technology Trust,

* Miller Anderson & Sherrerd, LLP ("MAS") pursuant to a new subadvisory agreement ("MAS Subadvisory Agreement") to manage the Value and High Yield Trusts,

* Warburg Pincus Asset Management, Inc. ("Warburg") pursuant to a new subadvisory agreement ("Warburg Subadvisory Agreement") to manage the Emerging Small Company Trust (formerly, the Emerging Growth Trust),

* Rowe Price-Fleming International, Inc. ("Price-Fleming") pursuant to a new subadvisory agreement ("Price-Fleming Subadvisory Agreement") to manage the International Stock Trust, and

* Pilgrim Baxter & Associates, Ltd. ("PBA") pursuant to a new subadvisory agreement ("PBA Subadvisory Agreement") to manage the Pilgrim Baxter Growth Trust.

Such Subadvisory Agreements and amendments to the Advisory Agreement, to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 and by the sole shareholder of each portfolio on _January 1, 1997.

     Appointment of MAC to Manage the Lifestyle Portfolios

     On December 13, 1996, the Trustees appointed MAC pursuant to the amended MAC Subadvisory Agreement to also manage each of the Lifestyle portfolios. The amended MAC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 13, 1996. The amended MAC Subadvisory Agreement was approved by the sole shareholder of each of the Lifestyle Trusts on January 1, 1997.

     Appointment of Rosenberg Institutional Equity Management to Manage the Small Company Value Trust

     On September 26, 1997, the Trustees appointed Rosenberg Institutional Equity Management ("Rosenberg") to manage the Small Company Value Trust pursuant to a new subadvisory agreement (the "Rosenberg Subadvisory Agreement"). The Rosenberg Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small Company Value Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 26, 1997. The Rosenberg Subadvisory Agreement was approved by the sole shareholder of the Small Company Value Trust on September 30, 1997.

     Change of Control of Salomon Brothers Asset Management Inc

     On November 17, 1997, the Trustees appointed Salomon Brothers Asset Management Inc ("SBAM") pursuant to a new subadvisory agreement ("SBAM Subadvisory Agreement") to manage the U.S. Government Securities and Strategic Bond Trusts effective upon the change of control of SBAM with Travelers becoming the ultimate parent company of SBAM. This change of control occurred on November 28, 1997. In addition, on November 17, 1997 the Trustees approved a new subadvisory consulting agreement with Salomon Brothers Asset Management Limited ("SBAM Limited") ("Subadvisory Consulting Agreement") to provide certain advisory services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. The SBAM Subadvisory Agreement and Subadvisory Consulting Agreement were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on November 17, 1997. SBAM had previously managed the U.S. Government Securities and Strategic Bond Trusts pursuant to a Subadvisory Agreement dated January 1, 1996. SBAM Limited had previously provided certain advisory services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust pursuant to a Subadvisory Consulting Agreement dated January 1, 1996.

     Change of Control of Founders Asset Management, Inc.

     On December 11, 1997, the Trustees appointed Founders Asset Management LLC ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap, Growth, Worldwide Growth and Balanced Trusts, effective upon the merger of Founders Asset Management, Inc. with and into Founders Asset Management LLC which occurred on April 4, 1998. The Founders Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 11, 1997. Founders Asset Management, Inc., previously managed these Trusts pursuant to a Subadvisory Agreement dated January 4, 1996, as amended June 20, 1996 and December 31, 1996.

     Change of Control of Oechsle International Advisors, L.P.

     On June 29, 1998, the Trustees appointed Oechsle International Advisors, LLC ("Oechsle LLC") pursuant to a new subadvisory agreement (the "Oechsle LLC Subadvisory Agreement") to manage the Global Government Bond Trust. The Oechsle LLC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 29, 1998, effective upon the reorganized and recapitalized Oechsle International Advisors, L.P. which occurred on October 8, 1998. Oechsle International Ad visors, L.P. previously managed the Global Government Bond Trust pursuant to a Subadvisory Agreement dated January 1, 1996.

Resignation of Certain Subadvisers Effective May 1, 1999

     Effective May 1, 1999, the following subadvisers have resigned from managing the portfolios indicated:


Fidelity Management Trust Company          Conservative Asset Allocation Trust
Fidelity Management Trust Company          Moderate Asset Allocation Trust
Founders Asset Management LLC              Growth Trust
Founders Asset Management LLC              Worldwide Trust
J.P. Morgan Investment Management Inc.     International Growth and Income Trust
Manufacturers Advisers Corporation         Capital Growth Bond Trust
Oechsle International Advisors, L.P.       Global Government Bond Trust
Pilgrim Baxter & Associates, Ltd.          Pilgrim Baxter Growth Trust
Warburg Pincus Asset Management            Emerging Small Company Trust



New Subadvisers to Manage Certain Portfolios Effective May 1, 1999

     On January 29, 1999, the Trustees made the following appointments:

A I M Capital Management, Inc. was appointed to manage:


*    Mid Cap Growth Trust (formerly, the Small/Mid Cap Trust),
*    the Aggressive Growth Trust (formerly, the Pilgrim Baxter Growth Trust)

Capital Guardian Trust Company was appointed to manage the following portfolios:

*    Small Company Blend Trust
*    U.S. Large Cap Value Trust
*    Income & Value Trust (formerly the Moderate Asset Allocation Trust)
*    Diversified Bond Trust (formerly the Conservative Asset Allocation Trust)

Fidelity Management Trust Company was appointed to manage:

*    Large Cap Growth (formerly, the Aggressive Automatic Asset Allocation
     Trust)
*    Overseas Trust (formerly, the International Growth and Income Trust)


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


Franklin Advisers, Inc. was appointed to manage:

*    Emerging Small Company Trust

Pacific Investment Management Company (PIMCO) was appointed to manage:

*    Global Bond Trust (formerly, the Global Government Bond Trust)
*    Total Return Trust

State Street Global Advisors was appointed to manage the Growth Trust.

Templeton Investment Counsel, Inc. was appointed to manage the International Value Trust.

Wellington Management Company was appointed to manage the Mid-Cap Stock Trust.

THE ADVISORY AGREEMENT

     Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

*    office space and all necessary office facilities and equipment, and

* individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

     The Adviser shall, at the Trust's expense, perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser shall also furnish to the Trust, at the Trust's expense, any personnel necessary for these functions.

     The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

     In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each portfolio, and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

     Expense Reimbursement. Advisory fees are reduced or the Adviser reimburses the Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds the annual rate specified below of the average annual net asset of the portfolio:

 .15% in the case of the Equity Index Trust,

 .75% in the case of the International Small Cap, Global Equity, Global Bond, Foreign, Worldwide Growth, Overseas, International Stock and Pacific Rim Emerging Markets Trusts,

0% in the case of the Lifestyle portfolios (other than the expenses of the Underlying Trusts), and

 .50% in the case of all other portfolios.

The expense limitation will continue in effect from year to year unless otherwise terminated by the Adviser upon notice to the Trust. These voluntary expense reimbursement may be terminated at any time.

     Adviser Compensation. As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fee, which is accrued and paid daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of its net assets at the close of business on the previous business day of the Trust. The management fees each portfolio currently is obligated to pay the Adviser is as set forth in the Prospectus. No management fees are currently payable by the Lifestyle Trusts.

           For the years ended December 31, 1998, 1997 and 1996 the aggregate investment advisory fee paid by the Trust under the fee schedule then in effect, absent the expense limitation provision, was $94,037,629, $70,536,995 and $46,515,018 allocated among the portfolios as follows:

PORTFOLIO                                       1998                 1997              1996
-----------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets Trust .....   $    214,432        $    229,135                 N/A
Science & Technology Trust .............      1,171,088             369,324                 N/A
International Small Cap Trust ..........      1,567,227           1,347,708        $    492,152(1)
Aggressive Growth Trust ................      1,216,141             502,149                 N/A
Emerging Small Company Trust ...........      2,937,353           2,331,739                 N/A
Mid Cap Growth Trust ...................      3,144,346           2,145,327             756,997(1)
Overseas Trust .........................      2,086,991           1,965,899           1,327,151
International Stock Trust ..............      2,019,937             860,656                 N/A
Mid Cap Blend Trust ....................     11,504,927          10,703,211           8,774,975
Small Company Value Trust ..............      1,218,609             134,688(2)              N/A
Global Equity Trust ....................      8,256,515           7,256,254           6,234,116
Growth Trust ...........................      1,930,442             935,029             119,620(3)
Large Cap Growth Trust .................      1,874,673           1,766,662           1,656,217
Quantitative Equity Trust ..............      1,431,591             913,996                 N/A
Blue Chip Growth Trust .................      7,964,796           5,156,008           3,317,165
Real Estate Securities Trust ...........      1,157,366             831,191                 N/A
Value Trust ............................      1,695,347             523,446                 N/A
Equity Index Trust .....................        106,755              42,212                 N/A
Growth & Income Trust ..................     14,353,269          10,037,637           6,298,799
Equity-Income Trust ....................      8,121,714           6,141,959           3,939,929
Income & Value Trust ...................      4,585,154           4,584,121           4,764,110
Balanced Trust .........................      1,699,575           1,261,070                 N/A
High Yield Trust .......................      1,160,631             314,373                 N/A
Strategic Bond Trust ...................      3,178,026           2,240,478           1,298,996
Global Bond Trust .....................       1,632,065           1,837,451           1,934,856
Investment Quality Bond Trust ..........      1,610,817           1,047,782             965,766
Diversified Bond Trust .................      1,473,082           1,521,047           1,643,494
U.S. Government Securities Trust .......      1,952,935           1,401,568           1,401,130
Money Market Trust .....................      2,771,825           2,134,875           1,589,545
Lifestyle Aggressive 1000 Trust ........            N/A                 N/A                 N/A
Lifestyle Growth 820 Trust .............            N/A                 N/A                 N/A
Lifestyle Balanced 640 Trust ...........            N/A                 N/A                 N/A
Lifestyle Moderate 460 Trust ...........            N/A                 N/A                 N/A
Lifestyle Conservative 280 Trust .......            N/A                 N/A                 N/A

1    For the period March 4, 1996 (commencement of operations) to December 31,
     1996.
2 For the period October 1, 1997 (commencement of operations) to December 31, 1997.
3    For the period July 15, 1996 (commencement of operations) to December 31,
     1996.

Prior to January 1, 1997, the predecessor to the Trust, Manulife Series Fund, Inc., had a direct investment advisory arrangement with MAC on behalf of the Pacific Rim Emerging Markets, Quantitative Equity, Equity Index and Real Estate Securities Trusts. As of that date, the existing investment advisory agreement was replaced by a subadvisory arrangement between MAC and MSS whereby MAC serves as subadviser to the portfolios.

     For the year ended December 31, 1996, the aggregate investment advisory fee paid by the portfolios below to MAC under the fee schedule then in effect was as follows:

PORTFOLIO                                                1996
---------------------------------------------------------------

Pacific Rim Emerging Markets Trust..................   $161,272
Quantitative Equity Trust...........................    380,315
Equity Index Trust..................................     11,227
Real Estate Securities Trust........................    292,384

THE SUBADVISORY AGREEMENTS

     Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, including the SBAM Limited Consulting Agreement (collectively "Subadvisory Agreements"), the Subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of the Trust's Trustees. The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. Each Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

     Subadvisory Fees. As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a portfolio exceed specified amounts, in the case of certain portfolios, the fee is reduced with respect to such excess. The schedule of the management fees the Adviser currently is obligated to pay the Subadvisers out of the advisory fee it receives from each portfolio is as set forth in the Prospectus.

     SBAM Limited Subadvisory Consulting Agreement. The Prospectus refers to a subadvisory consulting agreement between SBAM and SBAM Limited which is subject to certain conditions as set forth in the Prospectus. Under that agreement SBAM Limited provides certain investment advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust.

          OWNERSHIP OF SBAM LIMITED. SBAM Limited is a wholly owned subsidiary of Salomon Brothers Europe Limited ("SBEL"). Salomon (International) Finance AG ("SIF") owns 100% of SBEL's Convertible Redeemable Preference Shares and 36.8% of SBEL's Ordinary Shares, while the remaining 63.2% of SBEL's Ordinary Shares are owned by Salomon Brothers Holding Company Inc. ("SBH"). SIF is wholly owned by SBH, which is, in turn, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.

          FEE PAID TO SBAM LIMITED. SBAM pays SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee. The amount paid to SBAM Limited is equal to the fee payable under SBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Trust that SBAM Limited has been delegated to manage divided by the current value of the net assets of the portfolio. The Trust will not incur any expenses in connection with SBAM Limited's services.

     Amount of Subadvisory Fees Paid. For the years ended December 31, 1998, 1997 and 1996, the Adviser paid aggregate subadvisory fees of $34,400,662, $26,185,717 and $15,882,911, respectively, allocated among the portfolios as follows:

PORTFOLIO                                      1998               1997              1996
---------------------------------------------------------------------------------------------

Pacific Rim Emerging Markets Trust         $  100,909         $  107,828                N/A
Science & Technology Trust .......            638,775            201,450                N/A
International Small Cap Trust ....            880,024            760,136         $  284,403(1)
Aggressive Growth Trust ..........            694,939            286,942                N/A
Emerging Small Company Trust .....          1,538,613          1,221,387                N/A
Mid Cap Growth Trust .............          1,556,064          1,078,894            385,464(1)
Overseas Trust ...................          1,003,054            951,446            653,719
International Stock Trust ........          1,041,875            487,128                N/A
Mid Cap Blend Trust ..............          3,567,981          3,354,190          2,256,365
Small Company Value Trust ........            679,834             76,634(2)             N/A
Global Equity Trust ..............          3,406,519          3,045,314          2,677,373
Growth Trust .....................            991,056            495,015             63,328(3)
Large Cap Growth Trust ...........            874,869            831,665            622,181
Quantitative Equity Trust ........            480,575            318,784                N/A
Blue Chip Growth Trust ...........          3,298,442          2,298,963          1,452,025
Real Estate Securities Trust .....            397,010            292,169                N/A
Value Trust ......................            666,493            233,286                N/A
Equity-Index Trust ...............             42,702             16,885                N/A
Growth and Income Trust ..........          3,370,654          2,507,394          1,761,319
Equity-Income Trust ..............          2,280,428          1,785,490          1,235,667
Income & Value Trust .............          1,722,708          1,722,433          1,454,194
Balanced Trust ...................            707,971            537,310                N/A
High Yield Trust .................            474,278            138,181                N/A
Strategic Bond Trust .............          1,150,170            847,735            527,906
Global Bond Trust ................            723,763            801,544            845,379
Investment Quality Bond Trust ....            521,489            362,694            334,303
Diversified Trust ................            613,727            631,791            618,391
U.S. Government Securities Trust .            600,677            473,424            473,786
Money Market Trust ...............            375,063            319,605            237,108
Lifestyle Aggressive 1000 Trust ..                N/A                N/A                N/A
Lifestyle Growth 820 Trust .......                N/A                N/A                N/A
Lifestyle Balanced 640 Trust .....                N/A                N/A                N/A
Lifestyle Moderate 460 Trust .....                N/A                N/A                N/A
Lifestyle Conservative 280 Trust .                N/A                N/A                N/A

1    For the period March 4, 1996 (commencement of operations) to December 31,
     1996.
2 For the period October 1, 1997 (commencement of operations) to December 31, 1997.
3    For the period July 15, 1996 (commencement of operations) to December 31,
     1996.

Of this amount, $287,543 was paid by SBAM to SBAM Limited under the Subadvisory
  Consulting Agreement.
  Of this amount, $211,934 was paid by SBAM to SBAM Limited under the Subadvisory Consulting Agreement
    Of this amount, $131,977 was paid by SBAM to SBAM Limited under the Subadvisory Consulting Agreement.

INFORMATION APPLICABLE TO BOTH THE ADVISORY AGREEMENT AND THE SUBADVISORY AGREEMENTS

     Expenses Paid by the Trust. Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or Subadvisers have agreed to pay pursuant to the Advisory or Subadvisory Agreements. Expenses borne by the Trust include:

* reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,
* charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;
*    brokers' commissions;
* issue and transfer taxes on securities transactions to which the Trust is a party;
*    taxes and fees payable by the Trust; and

* legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and
* costs for printing annual and semi annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

     Term of the Advisory Agreement and Each Subadvisory Agreement. The Advisory Agreement and each Subadvisory Agreement will initially continue in effect as to a portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that portfolio)and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

     Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the Agreement or (b) all of the portfolios of the Trust.

     Failure of Shareholders to Approve Continuance of the Advisory Agreement. If the outstanding voting securities of any portfolio fail to approve any continuance of the Advisory Agreement, the Adviser may continue to act as investment adviser or subadviser with respect to such portfolio pending the required approval of the continuance of such Agreement or a new agreement with either the Adviser or a different advise, or other definitive action. In the case of the Adviser, the compensation received during such period will be no more than (a) its actual costs incurred in furnishing investment advisory and management services to such portfolio or (b) the amount it would have received under the Advisory Agreement in respect of such portfolio, whichever is less.

     Termination of the Agreements. The Advisory Agreement and the Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Trust in the case of the Subadvisory Agreements. The following parties may terminate the agreements:

*    the Trustees of the Trust;
* a majority of the outstanding voting securities of the Trust, or with respect to any portfolio, a majority of the outstanding voting securities of such portfolio;
*    the Adviser,
*    in the case of the Subadvisory Agreements, by the respective Subadviser.

The Agreements will automatically terminate in the event of their assignment.

     Amendments to the Agreements. The Advisory Agreement and the Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser or the applicable Subadviser (including SBAM Limited).

     The required shareholder approval of any amendment shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the amendment or (b) all the portfolios of the Trust.

     As noted under "Subadvisory Arrangements" in the Prospectus, the Trust has received an order from the SEC permitting the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amendment a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

                               PORTFOLIO BROKERAGE

     Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The Subadvisers have no formula for the distribution of the Trust's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

     Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisers will give consideration to a number of factors, including:

*    price, dealer spread or commission, if any,
*    the reliability, integrity and financial condition of the broker-dealer,
*    size of the transaction,
*    difficulty of execution, and
*    brokerage and research services provided.

     Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     SOFT DOLLAR CONSIDERATIONS. In selecting brokers and dealers, the Subadvisers will give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser. A Subadviser may receive products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the Subadviser.

     Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

*    the value of securities,
*    the advisability of purchasing or selling securities,
*    the availability of securities or purchasers or sellers of securities, and
* analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analyst. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadviser by or through a broker.

     To the extent research services are used by the Subadvisers, such services would tend to reduce such party's expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for portfolios of the Trust will also be available for the benefit of other portfolios managed by the Subadvisers.

          SALES VOLUME CONSIDERATIONS. Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of contracts for which the broker-dealer or an affiliate thereof is responsible may be considered as a factor in the selection of such brokers or dealers. A higher cost broker-dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

     Allocation of Trades by the Subadvisers. The Subadvisers manage a number of accounts other than the Trust's portfolios. Although investment determinations for the Trust's portfolios will be made by the Subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Trust's portfolios by the Subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Trust's portfolios and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Trust's portfolios and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Trust portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Trust.

     Brokerage Commissions Paid. For the years ended December 31, 1998, 1997 and 1996, the Trust paid brokerage commissions in connection with portfolio transactions of $11,980,539, $14,209,750 and $13,006,480, respectively, allocated among the portfolios as follows:



PORTFOLIO                                                         1998               1997               1996
--------------------------------------------------------------------------------------------------------------

Pacific Rim Emerging Markets Trust..................          $  106,176         $  148,339              N/A
Science & Technology Trust..........................             130,494             71,708              N/A
International Small Cap Trust.......................             258,535            420,472       $ 349,8691
Aggressive Growth Trust.............................             238,538             73,688              N/A
Emerging Small Company Trust........................             369,979            490,019              N/A
Mid Cap Growth Trust................................           1,033,940            645,611         237,7771
Overseas Trust......................................             837,199            700,640          871,203
International Stock Trust...........................             260,776            424,132              N/A
Mid Cap Blend Trust.................................           2,738,492          5,018,862        4,407,265
Small Company Value Trust...........................             501,974           111,6732              N/A
Global Equity Trust.................................             532,673          1,147,235        2,398,805
Growth Trust........................................             573,019            352,035         110,5103
Large Cap Growth Trust..............................             109,827            214,279          177,940
Quantitative Equity Trust...........................             627,626            307,370              N/A
Blue Chip Growth Trust..............................             626,069            449,346          966,411
Real Estate Securities Trust........................             586,437            736,968              N/A
Value Trust.........................................             387,203            210,067              N/A
Equity-Index Trust..................................               4,150                266              N/A
Growth & Income Trust...............................             851,452          1,129,311        1,084,722
Equity-Income Trust.................................             433,416            472,154        2,021,601
Income & Value Trust................................             194,852            366,800          320,288
Balanced Trust......................................             549,826            588,464              N/A
High Yield Trust....................................                 N/A                N/A              N/A
Strategic Bond Trust................................                 N/A                N/A              N/A
Global Bond Trust...................................                 N/A                N/A              N/A
Investment Quality Bond Trust.......................                 N/A                N/A              N/A
Diversified Bond Trust..............................              27,886             56,949           60,089
U.S. Government Securities Trust....................                 N/A                N/A              N/A
Money Market Trust..................................                 N/A                N/A              N/A
Lifestyle Aggressive 1000 Trust.....................                 N/A                N/A              N/A
Lifestyle Growth 820 Trust..........................                 N/A                N/A              N/A
Lifestyle Balanced 640 Trust........................                 N/A                N/A              N/A
Lifestyle Moderate 460 Trust........................                 N/A                N/A              N/A
Lifestyle Conservative 280 Trust....................                 N/A                N/A              N/A

1    For the period March 4, 1996 (commencement of operations) to December 31,
     1996.
2 For the period October 1, 1997 (commencement of operations) to December 31, 1997.
3    For the period July 15, 1996 (commencement of operations) to December 31,
     1996.

     Brokerage Commissions Paid to Affiliated Brokers

     The following brokers are affiliated brokers of the listed portfolios:


Broker                                 Portfolio                                  Explanation
------                                 ---------                                  -----------

Goldman Sachs & Co.                   Equity-Income Trust (prior to         Affiliated broker due to the position of Goldman
                                      October 1, 1996)                      Sachs Asset Management as subadviser to the
                                                                            portfolio. Goldman Sachs resigned as subadviser to
                                                                            the portfolio on October 1, 1996.

Salomon Brothers Inc.                 U.S. Government Securities            Affiliated broker due to the position of SBAM as
                                      Strategic Bond Trust                  subadviser to these portfolios.

J.P. Morgan Securities Inc.           Overseas (formerly,International      Affiliated brokers due to the position of J. P.
J.P. Morgan Securities Ltd.           Growth and Income Trust)              Morgan as subadviser to this portfolio. J.P.
                                                                            Morgan resigned as subadviser to this portfolio on
                                                                            May 1, 1999.

Dresdner Bank                         Global EquityTrust (prior to          Affiliated broker due to the position of Oechsle
                                      October 1,1996) Global Bond           International as subadviser to these portfolios.
                                      Trust formerly, Global                Oechsle International resigned as subadviser to
                                      Government Bond Trust)                the Global Equity Trust on October 1, 1996 and as
                                                                            subadviser to the Global Bond Trust on May 1,
                                                                            1999.

Fidelity Capital Markets              Mid Cap Blend (formerly, the          Affiliated broker due to the position of Fidelity
                                      Equity Trust)                         Management Trust Company ("FMTC") as subadviser to
                                      Diversified Bond Trust                these portfolios. FMTC resigned as subadviser to
                                      (formerly, the Conservative           the Income & Value Trust and the Diversified Bond
                                      Asset Allocation Trust)               Trust on May 1, 1999.
                                      Income & Value Trust (formerly,
                                      the Moderate Asset Allocation
                                      Trust)
                                      Large Cap Growth Trust
                                      (formerly, the Aggressive Asset
                                      Allocation Trust)

Morgan Stanley & Co. Incorporated      Global Equity Trust,                 Affiliated broker due to the position of Morgan
Morgan Stanley International           Value Trust,                         Stanley as subadviser to the the Global Equity
Dean Witter Reynolds                   High Yield Trust                     Trust and the position of Miller Anderson &
                                                                            Sherrerd, LLP as subadviser to the Value Trust and
                                                                            the High Yield Trust. Morgan Stanley has been the
                                                                            subadviser to this Global Equity Trust since
                                                                            October 1, 1996 and Miller Anderson & Sherrerd,
                                                                            LLC has been the subadviser to the Value Trust and
                                                                            the High Yield Trust since September 27, 1996.

Fred Alger & Company Incorporated     Mid Cap Growth (formerly, the         Affiliated broker due to the position of Fred
                                      Small/Mid Cap Trust)                  Alger Management, Inc. as the subadviser to Trust.
                                                                            Effective May 1, 1999, Fred Alger Management ceased to
                                                                            Manage the Mid Cap Growth Portfolio

Robert Fleming                        International Stock Trust             Affiliated brokers due to the position of Rowe
Ord Minnet                                                                  Price-Fleming International, Inc. as the
                                                                            subadviser to the International Stock

State Street Brokerage Services,      Growth Trust                          Affiliated broker due to the position of State
Inc.                                                                        Street Global Advisors as the subadviser to the
                                                                            Large Cap Growth Trust

           COMMISSIONS PAID TO GOLDMAN, SACHS & CO.

                  For the period January 1, 1996 to September 30, 1996, brokerage commissions were paid to GOLDMAN, SACHS & CO. by the Equity-Income Trust as follows:

                         PERIOD ENDED SEPTEMBER 30, 1996

                                                                                                                    % of aggregate
                                                                                % of Portfolio's Brokerage           $ amount of
                                                                                  Commissions Represented            transactions
Portfolio                                                   Commissions               for the period                for the period

Equity-Income Trust.................................        $75,615                     3.74%                          0.01%

           COMMISSION PAID TO SALOMON BROTHERS INC.

For the years ended December 31, 1998, 1997 and 1996, no brokerage commissions were paid to SALOMON BROTHERS INC. by either the U.S. Government Securities Trust or Strategic Bond Trust.

           COMMISSION PAID TO J.P. MORGAN SECURITIES

For the years ended December 31, 1998, 1997 and 1996, brokerage commissions were paid to J.P. MORGAN SECURITIES by the Overseas Trust as follows:

                          YEAR ENDED DECEMBER 31, 1998

                                                                                                                    % of aggregate
                                                                                % of Portfolio's Brokerage           $ amount of
                                                                                  Commissions Represented            transactions
Portfolio                                                   Commissions               for the period                for the period

Overseas Trust......................................     N/A                            N/A                           N/A

                          YEAR ENDED DECEMBER 31, 1997

                                                                                                                    % of aggregate
                                                                                % of Portfolio's Brokerage           $ amount of
                                                                                  Commissions Represented            transactions
Portfolio                                                   Commissions               for the period                for the period

Overseas Trust......................................        $516                        0.07%                         0.34%

                          YEAR ENDED DECEMBER 31, 1996

                                                                                                                    % of aggregate
                                                                                % of Portfolio's Brokerage           $ amount of
                                                                                  Commissions Represented            transactions
Portfolio                                                   Commissions               for the period                for the period

Overseas Trust......................................        N/A                         N/A                           N/A

COMMISSIONS PAID TO DRESDNER BANK

           For the years ended December 31, 1998, 1997 and 1996, no brokerage commissions were paid to DRESDNER BANK by either the Global Equity (prior to October 1, 1996) or the Global Bond Trusts.

           For the years ended December 31, 1998, 1997 and 1996, brokerage commissions were paid to FIDELITY CAPITAL MARKETS by the Equity Trust, the Large Cap Growth Trust, the Income & Value Trust and the Diversified Bond Trust as follows:

                          YEAR ENDED DECEMBER 31, 1998

                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

Mid Cap Blend Trust.................................          N/A                       N/A                            N/A
Large Cap Growth Trust..............................          N/A                       N/A                            N/A
Income & Value Trust................................          N/A                       N/A                            N/A
Diversified Bond Trust..............................          N/A                       N/A                            N/A

                          YEAR ENDED DECEMBER 31, 1997

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

Mid Cap Blend Trust.................................        $13,286                     0.26%                          0.08%
Large Cap Growth Trust..............................        N/A                         N/A                            N/A
Income & ValueTrust.................................        N/A                         N/A                            N/A
Diversified Bond Trust..............................        N/A                         N/A                            N/A

                          YEAR ENDED DECEMBER 31, 1996

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

Equity Trust........................................        N/A                         N/A                            N/A
Large Cap Growth Trust..............................        N/A                         N/A                            N/A
Income & Value Trust................................        N/A                         N/A                            N/A
Diversified Bond Trust..............................        N/A                         N/A                            N/A

COMMISSIONS PAID TO MORGAN STANLEY & CO. INCORPORATED

                  For the years ended December 31, 1998, 1997 and 1996, brokerage commissions were paid to MORGAN STANLEY & CO. INCORPORATED by the Global Equity Trust, the Value Trust and the High Yield Trust as follows:

                          YEAR ENDED DECEMBER 31, 1998

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

Global Equity Trust.................................        $91,860                     .17%                           .03%
Value Trust.........................................            N/A                     N/A                            N/A
High Yield Trust....................................            N/A                     N/A                            N/A

                          YEAR ENDED DECEMBER 31, 1997

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

Global Equity Trust.................................    $92,873                           8.10%                       0.28%
Value Trust.........................................        N/A                            N/A                         N/A
High Yield Trust....................................        N/A                            N/A                         N/A

                          YEAR ENDED DECEMBER 31, 1996

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

Global Equity Trust.................................        $487,347                    20.32%                         0.02%
Value Trust.........................................        N/A                         N/A                            N/A
High Yield Trust....................................        N/A                         N/A                            N/A

COMMISSIONS PAID TO MORGAN STANLEY INTERNATIONAL

                  For the years ended December 31, 1998, 1997 and 1996, brokerage commissions were paid to MORGAN STANLEY INTERNATIONAL by the Global Equity Trust, the Value Trust and the High Yield Trust as follows:

                          YEAR ENDED DECEMBER 31, 1998

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

Global Equity Trust.................................        N/A                         N/A                            N/A
Value Trust.........................................        N/A                         N/A                            N/A
High Yield Trust....................................        N/A                         N/A                            N/A

                          YEAR ENDED DECEMBER 31, 1997

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

Global Equity Trust.................................        $711                        0.06%                          0.00%
Value Trust.........................................        N/A                         N/A                            N/A
High Yield Trust....................................        N/A                         N/A                            N/A

                          YEAR ENDED DECEMBER 31, 1996

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

Global Equity Trust.................................        N/A                         N/A                            N/A
Value Trust.........................................        N/A                         N/A                            N/A
High Yield Trust....................................        N/A                         N/A                            N/A

COMMISSIONS PAID TO DEAN WITTER REYNOLDS

                  For the years ended December 31, 1998, 1997 and 1996, brokerage commissions were paid to DEAN WITTER REYNOLDS by the Global Equity Trust, the Value Trust and the High Yield Trust as follows:

                          YEAR ENDED DECEMBER 31, 1998

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

Global Equity Trust.................................        N/A                         N/A                            N/A
Value Trust.........................................        N/A                         N/A                            N/A
High Yield Trust....................................        N/A                         N/A                            N/A

                          YEAR ENDED DECEMBER 31, 1997

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

Global Equity Trust.................................        N/A                         N/A                            N/A
Value Trust.........................................        N/A                         N/A                            N/A
High Yield Trust....................................        N/A                         N/A                            N/A

                          YEAR ENDED DECEMBER 31, 1996

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

Global Equity Trust.................................        N/A                         N/A                            N/A
Value Trust.........................................        N/A                         N/A                            N/A
High Yield Trust....................................        N/A                         N/A                            N/A

COMMISSIONS PAID TO FRED ALGER & COMPANY INCORPORATED

           For the years ended December 31,1998 and 1997 and the period March 4, 1996 (commencement of operations of the Mid Cap Growth Trust) to December 31, 1996, brokerage commissions were paid to FRED ALGER & COMPANY INCORPORATED as follows:

                          YEAR ENDED DECEMBER 31, 1998

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

Mid Cap Growth Trust................................        $1,029,644                  99.58%                         .05%

                          YEAR ENDED DECEMBER 31, 1997

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

Mid Cap Growth Trust................................        $637,395                    98.73%                         0.19%

                          YEAR ENDED DECEMBER 31, 1996

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

Mid Cap Growth Trust................................        $221,408                    93.12%                         0.02%

COMMISSIONS PAID TO ROBERT FLEMING

 For the years ended December 31, 1998 and 1997 brokerage commissions were paid to ROBERT FLEMING as follows:

                          YEAR ENDED DECEMBER 31, 1998

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

International Stock Trust...........................        $8,658                      3.32%                          .01%


                          YEAR ENDED DECEMBER 31, 1997

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

International Stock Trust...........................        $4,839                      1.14%                           0%


COMMISSIONS PAID TO ORD MINNET

 For the years ended December 31, 1998 and 1997 brokerage commissions were paid to ORD MINNET as follows:

                          YEAR ENDED DECEMBER 31, 1998

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

International Stock Trust...........................        $415                        .16%                           0%

                          YEAR ENDED DECEMBER 31, 1997

                                                                                                                     % of aggregate
                                                                                % of Portfolio's Brokerage            $ amount of
                                                                                  Commissions Represented             transactions
Portfolio                                                   Commissions               for the period                 for the period

International Stock Trust...........................        $1,655                       0.39%                         0%

                        PURCHASE AND REDEMPTION OF SHARES

          The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

* trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;
* an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or
* the SEC by order so permits for the protection of security holders of the Trust.

                        DETERMINATION OF NET ASSET VALUE

          The following supplements the discussion of the valuation of portfolio assets set forth in the Prospectus under "Purchase and Redemption of Shares."

          Except for the types of securities described below, securities held by the portfolios will be valued as follows:

* Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled trading of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

* Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange.

* Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

* Shares of the Underlying Portfolios held by the Lifestyle Trusts are valued at their net asset value as described in the Prospectus under "Purchase and Redemption of Shares."

          Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

          Debt Instruments with Remaining Maturities of 60 Days or less; All Instruments Held by the Money Market Trust. Debt instruments with a remaining maturity of 60 days or less held by each of the portfolios, other than the Money Market Trust, and all instruments held by the Money Market Trust, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

          MONEY MARKET TRUST - RULE 2a-7. The Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Money Market Trust will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Trust is only permitted to purchase securities that the Subadviser determines present minimal credit risks and at the time of purchase are "eligible securities," as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Trust will invest only in obligations that have remaining maturities of 397 days or less.

          The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Trust's price per share as computed for the purpose of sales and redemptions at $10.00. The procedures include a direction to the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value of $10.00 per share. The procedures also include a directive to the Adviser that requires that to determine net asset value per share based upon available market quotations, the Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the Subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the Money Market Trust.

          In the event that the deviation from the amortized cost exceeds .50 of 1% or $.05 per share in net asset value, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Trust's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

*    redeeming shares in kind;

* selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Trust;
*    withholding or reducing dividends;
*    utilizing a net asset value per share based on available market quotations;
     or
*    investing all cash in instruments with a maturity on the next business day.

The Money Market Trust may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $10.00 per share. Any such redemption will be treated as a negative dividend for purposes of the Net Investment Factor under the contracts issued by Manulife North America, Manulife New York, Manufacturers America and Manufacturers USA.

                                PERFORMANCE DATA

          Each of the portfolios may quote total return figures in its advertising and sales materials. The figures will always include the average annual total return for recent one period and, when applicable, five and ten year periods and where less than five or ten years, the period since the portfolio became available for investment. In the case of the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity and Equity Index Trusts, such quotations will be for periods that include the performance of the predecessor portfolios of Manulife Series Fund, Inc.

          The average annual total return is the average annual compounded rate of return that equates the initial amount invested to the market value of such investment on the last day of the period for which such return is calculated. For purposes of the calculation, it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. All recurring fees, such as advisory fees charged to the Trust, and all Trust expenses are reflected in the calculations. There are no non-recurring fees, such as sales loads, surrender charges or account fees, charged by the Trust. If the period since inception is less than one year, the figures will be based on an aggregate total return rather than an average annual total return.

                             TOTAL ANNUALIZED RETURN

---------------------------------------------------------------------------------------------------------------------
       Trust Portfolio                  One Year Ended   Five Years Ended   Since Inception or 10 Years,   Date first
                                           12/31/98          12/31/98       whichever is shorter through   Available
                                                                                      12/31/98
---------------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets Trust#          -4.61%            N/A                     -7.22%               10/04/94
Science and Technology Trust                 43.32%            N/A                     26.04%               01/01/97
International Small Cap Trust                11.86%            N/A                      7.65%               03/04/96
Aggressive Growth Trust                       4.32%            N/A                      2.14%               01/01/97
Emerging Small Company Trust                  0.07%            N/A                      8.80%               01/01/97
Mid Cap Growth                               28.29%            N/A                     17.64%               03/04/96
Overseas Trust                                7.95%            N/A                      6.81%               01/09/95
International Stock Trust                    14.91%            N/A                      8.63%               01/01/97
Mid-Cap Blend                                 9.41%            17.36%                  14.02%               06/18/85
Small Company Value Trust                    -4.72             N/A                     -7.28%               10/01/97
Global Equity Trust                          12.24%            10.84%                  10.69%               03/18/88
Growth Trust                                 23.95%            N/A                     24.59%               07/15/96
Large Cap Growth Trust                       19.12%            14.34%                  10.82%               08/03/89
Quantitative Equity Trust                    26.35%            19.08%                  16.74%               04/30/87


   Blue Chip Equity Trust                    28.49%            19.86%                  15.26%               12/11/92
   Real Estate Securities Trust#            -16.44%             8.33%                  12.56%*              04/30/87
   Value Trust                               -1.72%            N/A                      9.59%               01/01/97
   Equity Index Trust#                       28.56%            N/A                     26.59%               02/14/96
   Growth & Income Trust                     26.52%            22.36%                  18.44%               04/23/91
   Equity-Income Trust                        9.21%            16.18%                  16.05%               02/19/93
   Balanced Trust                            14.25%            N/A                     16.41%               01/01/97
   High Yield Trust                           2.78%            N/A                      7.64%               01/01/97
   Strategic Bond Trust                       1.31%             7.64%                   8.02%               02/19/93
   Global Bond Trust                          7.61%             7.77%                   9.29%               03/18/88
   Investment Quality Bond Trust              8.73%             6.88%                   5.91%*              06/18/85
   Diversified Bond Trust                    10.68%             8.88%                   8.03%               08/03/89
   U.S. Government Securities Trust           7.49%             6.59%                   8.10%               03/18/88
   Money Market Trust#                        5.03%             4.94%                   5.27%*              06/18/85
   Lifestyle Aggressive 1000 Trust            4.86%            N/A                      7.91%               01/07/97
   Lifestyle Growth 820 Trust                 6.20%            N/A                     10.05%               01/07/97
   Lifestyle Balanced 640 Trust               5.72%            N/A                      9.93%               01/07/97
   Lifestyle Moderate 460 Trust               9.76%            N/A                     11.83%               01/07/97
   Lifestyle Conservative 280 Trust          10.20%            N/A                     11.28%               01/07/97

* 10 Years

#On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these Trust portfolios is based upon the performance of their respective predecessor Manulife Series Fund, Inc. portfolios for periods prior to December 31, 1996.



          The Trust may also from time to time include in advertising and sales literature the following:

* information regarding its portfolio subadvisers, such as information regarding a subadviser's specific investment expertise, client base, assets under management or other relevant information;
* quotations about the Trust, its portfolios or its investment subadvisers that appear in various publications and media; and
* general discussions of economic theories, including, but not limited to, discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information.

          The Trust may also from time to time advertise the performance of certain portfolios relative to that of unmanaged indices, including but not limited to the:

*    Dow Jones Industrial Average,
*    Lehman Brothers Bond, Government Corporate, Corporate and Aggregate
     Indices,
*    S&P 500 Index,
*    Value Line Composite, and
* Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") and World Indices.

          The Trust may also advertise the performance rankings assigned to certain portfolios or their investment Subadvisers by various statistical services, including but not limited to:

*    SEI,
* Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis and Variable Insurance Products Performance Analysis,
* Variable Annuity Research and Data Service, Intersec Research Survey of Non-U.S. Equity Fund Returns,
*    Frank Russell International Universe, and
* any other data which may be presented from time to time by analysts such as Dow Jones, Morning Star, Chase International Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average U.S. Government and Agency, or as such data may appear in various publications, including The Wall Street Journal, New York Times, Forbes, Barrons, Fortune, Money Magazine, Financial World and Financial Services Week.

                             THE INSURANCE COMPANIES

          The Trust currently serves as the underlying investment medium for sums invested in variable contracts issued by:

* The Manufacturers Life Insurance Company of North America, ("Manulife North America"), formerly North American Security Life Insurance Company, a Delaware stock life insurance company controlled by Manulife Financial. Manulife Financial is a mutual life insurance company located at 116 Huntington Avenue, Boston, MA 02108.

* The Manufacturers Life Insurance Company of New York ("Manulife New York"), formerly First North American Life Assurance Company, a New York stock life insurance company that is a wholly owned subsidiary of Manulife North America. Manulife New York's corporate offices are located at Corporate Center at Rye, 555 Theodore Fremd Avenue, Suite C-209, Rye New York 10580-9966.

* The Manufacturers Life Insurance Company of America ("Manufacturers America"), a stock life insurance company organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Manufactures America is an indirect wholly owned subsidiary of Manulife Financial and is located 200 Bloor Street in Toronto, Canada, M4W 1E5.

* The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), a stock life insurance company organized under the laws of Pennsylvania and redomesticiated under the laws of Michigan. Manufacturers USA is an indirect wholly owned subsidiary of Manulife Financial and is 200 Bloor Street in Toronto, Canada, M4W 1E5.

          Currently, the four insurance companies described above are the only shareholders of the Trust (excluding shares of certain portfolios of the Trust which are held by the Lifestyle Portfolios) except in the case of the Growth and Income Trust where Manulife North America owns Trust shares attributable to such portfolio's initial capitalization. Each shareholder holds Trust shares attributable to variable contracts in their separate accounts. The Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Trust shares are not offered directly to, and may not be purchased directly by members of the public. The paragraph below lists the entities that are eligible to be shareholders of the Trust.

          Entities Eligible to Be Shareholders of the Trust. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, the By-laws of the Trust provide that shares of the Trust may be purchased only by the following eligible shareholders:

(a) separate accounts of Manulife North America or of other insurance companies;
(b)        Manulife North America;
(c)        MSS;
(d) any corporation related in a manner specified in Section 267(b) of the Code to Manulife North America or to MSS, and
(e)        any trustee of a qualified pension or retirement plan.

As a matter of operating policy, shares of the Trust may be purchased only by the eligible shareholders of categories (a), (b) and (d).

          Voting of Shares by the Insurance Companies. Manulife North America, Manulife New York, Manufacturers America and Manufacturers U.S.A. have the right to vote upon matters that may be voted upon at any Trust shareholders' meeting. These companies will vote all shares of the portfolios of the Trust issued to such companies in proportion to the timely voting instructions received from owners of the contracts participating in separate accounts of such insurance companies registered under the Investment Company Act of 1940. In addition, the Trust will vote all shares of the portfolios of the Trust issued to Lifestyle Trusts in proportion to such instructions.

          Mixed Variable Annuity and Variable Life Funding. Shares of the Trust may be sold to both variable annuity separate accounts and variable life insurance separate accounts of affiliated insurance companies. The Trust currently does not foresee any disadvantages to the owners of variable annuity or variable life insurance contracts arising from the fact that the interests of those owners may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a separate account from participation in the Trust.

                              HISTORY OF THE TRUST

          Trust Name Change. Prior to October 1, 1997, the name of the Trust was NASL Series Trust.

          Merger of Manulife Series Fund, Inc. into the Trust. Effective December 31, 1996, Manulife Series Fund, Inc., a registered management investment company with nine portfolios, was merged into the Trust. The net assets of four of the portfolios of Manulife Series Fund, Inc. were transferred to comparable existing portfolios of the Trust, and the remaining five portfolios -- the Pacific Rim Emerging Markets, Real Estate Securities, Common Stock, Capital Growth and Equity Index Trusts were merged into newly created portfolios of the Trust.

          Prior Names of Portfolios.

          Some of the names of the portfolios have been changed at various times. The prior name of the portfolio and the date of the name change are set forth below.

EXISTING NAME                                      PRIOR NAME                                      DATE OF CHANGE

Emerging Small Company                             Emerging Growth                                 November 1, 1998

Quantitative Equity                                Common Stock                                    December 31, 1996

Equity -Income                                     Value Equity                                    December 31, 1996

Blue Chip Growth                                   Pasadena Growth                                 October 1, 1996

Large Cap Growth                                   Aggressive Asset Allocation                     May  1, 1999

Income & Value                                     Moderate Asset Allocation                       May 1, 1999

Diversified Bond                                   Conservative Asset Allocation                   May 1, 1999


Foreign                                            International Growth & Income                   May 1, 1999

Mid Cap Growth                                     Small/Mid Cap                                   May 1, 1999

Aggressive Growth                                  Pilgrim Baxter Growth                           May 1, 1999

Global  Bond                                       Global Government Bond                          May  1, 1999

Mid-Cap Blend                                      Equity                                          May  1, 1999

          Organization of the Trust. The Trust was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "FUND"), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust.

                            ORGANIZATION OF THE TRUST

          Classification. The Trust is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the portfolios, except the Global Bond Trust and the five Lifestyle Trusts, are diversified for purposes of the 1940 Act.

          Powers of the Trustees of the Trust. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Trustees.

           The Declaration of Trust authorizes the Trustees of the Trust without shareholder approval to do the following:

* Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share,
* Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, and
* Issue additional series of shares or separate classes of existing series of shares.

          Shares of the Trust. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares."

          Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

          Shareholder Voting. Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

          Shareholder Liability. Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state and local or foreign taxes.

          Since the portfolios' shareholders are the separate accounts of insurance companies, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

          The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Code. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

          The Trust intends to take the steps necessary to qualify each portfolio as a regulated investment company under Subchapter M of the Code and believes that each portfolio will so qualify. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

          If any portfolio of the Trust does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. A portfolio will be subject to a non-deductible 4% excise tax to the extent that the portfolio does not distribute by the end of each calendar year (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

          To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

          To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

          Because only insurance company separate accounts will own shares in the portfolios, each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

          A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount in excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

          Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short- sales (see "HEDGING AND OTHER STRATEGIC TRANSACTIONS"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

          Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, under recently enacted legislation, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

          ADDITIONAL TAX CONSIDERATIONS. If a portfolio failed to qualify as a regulated investment company, (i) owners of contracts based on the portfolio would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from that Subadvisers might otherwise believe to be desirable.

          OTHER INFORMATION. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contracts who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

          The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

                             REPORTS TO SHAREHOLDERS

          The financial statements of the Trust at December 31, 1998 are incorporated herein by reference from its Annual Report to Shareholders filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1.

                             INDEPENDENT ACCOUNTANTS

          The financial statements of the Trust at December 31, 1998, including the related Financial Highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at One Post Office Square, Boston, MA 02109.

                                    CUSTODIAN

          State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                                   APPENDIX I

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA                  Debt rated AAA has the highest rating assigned by S&P.
                     Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
  -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

           The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

           Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX II

STANDARD & POOR'S CORPORATION DISCLAIMERS

          The Equity Index Trust is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Equity Index Trust or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Trust particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Equity Index Trust. S&P has no obligation to take the needs of the Trust or the shareholders of the Equity Index Trust into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the Equity Index Trust or the timing of the issuance or sale of the shares of the Equity Index Trust or in the determination or calculation of the equation by which shares of the Equity Index Trust are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Trust.

          S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the Equity Index Trust, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS

      (a)(1) Agreement and Declaration of Trust dated September 29, 1988 -- previously filed as exhibit (1)(a) to post-effective amendment no. 31 filed on February 28, 1996.

      (a)(2) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Convertible Securities Trust" to the "U.S. Government Bond Trust" dated May 1, 1989 -- previously filed as exhibit (1)(b) to post-effective amendment no. 31 filed on February 28, 1996.

      (a)(3) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Conservative, Moderate and Aggressive Asset Allocation Trusts dated May 1, 1989 -- previously filed as exhibit (1)(c) to post-effective amendment no. 31 filed on February 28, 1996.

      (a)(4) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Growth & Income Trust dated February 1, 1991 -- previously filed as exhibit (1)(d) to post-effective amendment no. 31 filed on February 28, 1996.

      (a)(5) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Bond Trust" to the "Investment Quality Bond Trust" dated April 16, 1991 -- previously filed as exhibit (1)(e) to post-effective amendment no. 31 filed on February 28, 1996.

      (a)(6) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "U.S. Government Bond Trust" to the "U.S. Government Securities Trust" dated June 14, 1991 -- previously filed as exhibit (1)(f) to post-effective amendment no. 31 filed on February 28, 1996.

      (a)(7) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Pasadena Growth Trust, Growth Trust and Strategic Income Trust dated August 7, 1992 -- previously filed as exhibit (1)(g) to post-effective amendment no. 31 filed on February 28, 1996.

      (a)(8) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Strategic Income Trust" to the "Strategic Bond Trust" and the Series of Shares known as the "Growth Trust" to the "Value Equity Trust" dated April 4,1993 -- previously filed as exhibit (1)(h) to post-effective amendment no. 31 filed on February 28, 1996.

      (a)(9) Establishment and Designation of Additional Series of Shares of Beneficial Interest - International Growth and Income Trust dated December 28, 1994 -- previously filed as exhibit (1)(i) to post-effective amendment no. 31 filed on February 28, 1996.

      (a)(10) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Small/Mid Cap Trust, dated February 1, 1996 -- previously filed as exhibit (1)(j) to post-effective amendment no. 34 filed on October 4, 1996.

      (a)(11) Establishment and Designation of Additional Series of Shares of Beneficial Interest - International Small Cap Trust dated February 1, 1996 -- previously filed as exhibit
                     (1)(k) to post-effective amendment no. 34 filed on October 4, 1996.

      (a)(12) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Growth Trust dated July 9, 1996 -- previously filed as exhibit (1)(l) to post-effective amendment no. 34 filed on October 4, 1996.

      (a)(13) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Value Trust, High Yield Trust, International Stock Trust, Science & Technology Trust, Balanced Trust, Worldwide Growth Trust, Emerging Growth Trust, Pilgrim Baxter Growth Trust, Pacific Rim Emerging Markets Trust, Real Estate Securities Trust, Capital Growth Bond Trust, Equity Index Trust, Common Stock Trust, Lifestyle Conservative 280 Trust, Lifestyle Moderate 460 Trust, Lifestyle Balanced 640 Trust, Lifestyle Growth 820 Trust, Lifestyle Aggressive 1000 Trust -- and Redesignation of the Series of Shares known as the "Pasadena Growth Trust" to the "Blue Chip Growth Trust" and the Series of Shares known as the "Value Equity Trust" to the "Equity-Income Trust" -- previously filed as exhibit (1)(m) to post-effective amendment no. 35 filed on December 18, 1996.

      (a)(14) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Small Company Value Trust dated September 30, 1997 -- previously filed as exhibit
                     (1)(m) to post-effective amendment no. 39 filed on March 2, 1998.


      (a)(15) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Small Company Blend, U.S. Large Cap Value, Total Return, Foreign and Mid-Cap Stock - FILED HEREWITH


      (a)(15) Amendment to the Agreement and Declaration of Trust (name change) -- previously filed as exhibit (1)(n) to post-effective amendment no. 39 filed on March 2, 1998.

      (b) By-laws of Manufacturers Investment Trust -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

      (c) Form of Specimen Share Certificate -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.


      (d)(1) Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers Securities Services, LLC - FILED HEREWITH.

      (d)(2)         Subadvisory Agreement Between NASL Financial Services, Inc.
                     and Wellington Management Company - FILED HEREWITH


      (d)(3) Subadvisory Agreement Between Manufacturers Securities Services, LLC and Salomon Brothers Asset Management Inc -- previously filed as exhibit (5)(b)(iii) to post-effective amendment no. 39 filed on March 2, 1998.

      (d)(4) Subadvisory Consulting Agreement Between Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited -- previously filed as exhibit (5)(b)(iv) to post-effective amendment no. 39 filed on March 2, 1998.


      (d)(5) Subadvisory Agreement between Manufacturers Securities Services, LLC and Founders Asset Management LLC - previously filed as exhibit (5)(b)(vi) to post effective amendment no. 40 filed April 30, 1998.

      (d)(6) Amendment to Subadvisory Agreement between NASL Financial Services, Inc. and Founders Asset Management, Inc. adding the Growth Trust -- previously filed as exhibit (5)(b)
                     (xiii) to post effective amendment no. 33 filed July 10, 1996.

      (d)(7) Form of Amendment to Subadvisory Agreement between NASL Financial Services, Inc. and Founders Asset Management, Inc. dated October 1, 1996 adding the Worldwide Growth and Balanced Trusts -- previously filed as exhibit (5)(b)(xii) to post-effective amendment no. 34 filed on October 4, 1996.


      (d)(8) Subadvisory Agreement between Manufacturers Securities Services, LLC and T. Rowe Price Associates, Inc. - FILED HEREWITH


      (d)(9) Form of Subadvisory Agreement between NASL Financial Services, Inc. and Rowe Price-Fleming International, Inc. adding the International Stock Trust -- previously filed as exhibit (5)(b)(xiv) to post-effective amendment no. 34 filed on October 4, 1996.

      (d)10) Subadvisory Agreement between NASL Financial Services, Inc. and Morgan Stanley Asset Management, Inc. dated October 1, 1996 providing for the Global Equity Trust -- previously filed as exhibit (5)(b)(xv) to post-effective amendment no. 35 filed on December 18, 1996.

      (d)(11) Subadvisory Agreement between NASL Financial Services, Inc. and Miller Anderson & Sherrerd, LLP dated October 1, 1996 adding the Value and High Yield Trusts -- previously filed as exhibit (5)(b)(xvi) to post-effective amendment no. 35 filed on December 18, 1996.

      (d)(12) Form of Subadvisory Agreement between NASL Financial Services, Inc. and Manufacturers Adviser Corporation dated October 1, 1996 providing for the Money Market Trust -- previously filed as exhibit (5)(b)(xviii) to post-effective amendment no. 34 filed on October 4, 1996.

      (d)(13) Form of Amendment to Subadvisory Agreement between NASL Financial Services, Inc. and Manufacturers Adviser Corporation dated December 31, 1996 adding the Pacific Rim Emerging Markets, Common Stock, Real Estate Securities, Equity Index, Capital Growth Bond, Lifestyle Conservative 280, Lifestyle Moderate 460, Lifestyle Balanced 640, Lifestyle Growth 820 and Lifestyle Aggressive 1000 Trusts -- previously filed as exhibit (5)(b)(xx) to post-effective amendment no. 35 filed on December 18, 1996.


      (d)(14) Subadvisory Agreement between Manufacturers Securities Services, LLC and Fidelity Management Trust Company - FILED HEREWITH

      (d)(15) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and AXA Rosenberg Investment Management LLC FILED HEREWITH.

      (d)(16) Subadvisory Agreement between Manufacturers Securities Services, LLC and AIM Advisors, Inc. -FILED HEREWITH

      (d)(17) Subadvisory Agreement between Manufacturers Securities Services, LLC and Capital Guardian Trust Company -FILED HEREWITH

      (d)(18) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and Franklin Advisers, Inc. -FILED HEREWITH

      (d)(19) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and Pacific Investment Management Company -TO BE FILED BY AMENDMENT

      (d)(20) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and State Street Global Advisors -TO BE FILED BY AMENDMENT

      (d)(21) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and Templeton Investment Counsel, Inc. -TO BE FILED BY AMENDMENT


      (e)            Not Applicable

      (f)            Not Applicable

      (g) Custodian Agreement Between NASL Series Fund, Inc. and State Street Bank and Trust Company dated March 24, 1988 -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

      (h)            Not Applicable

      (i)(1)         Opinion and Consent of Ropes & Gray dated October 27, 1988.
                     -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

      (i)(2) Opinion and Consent of Tina M. Perrino, Esq. dated April 12, 1991. previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

      (i)(3) Opinion and Consent of Tina M. Perrino, Esq. dated October 22, 1992. previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

      (i)(4) Opinion and Consent of Betsy A. Seel, Esq. dated October 19, 1994. previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

      (i)(5) Opinion and Consent of Betsy A. Seel, Esq. -- previously filed as exhibit (10)(a)(v) to post effective amendment no. 30 filed December 14, 1995.

      (i)(6) Opinion and Consent of Betsy A. Seel, Esq. -- previously filed as exhibit (10)(a)(vi) to post effective amendment no. 33 filed July 10, 1996.

      (i)(7) Opinion and Consent of Betsy Anne Seel, Esq. -- previously filed as exhibit (10)(a)(vii) to post-effective amendment no. 35 filed on December 18, 1996.


      (i)(8)         Opinion and Consent of Betsy Anne Seel, Esq. - FILED
                     HEREWITH

      (j)            Consent of PricewaterhouseCoopers LLP - FILED HEREWITH.


      (k)            Not Applicable

      (l)            Not Applicable

      (m)            Not Applicable

      (n)            Financial Data Schedule - FILED HEREWITH


      (o)            Not Applicable

      (p)(1) Powers of Attorney - Don B. Allen, Charles L. Bardelis, Samuel Hoar, Robert J. Myers, Trustees, dated September 27, 1996. previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

      (p)(2) Power of Attorney -- John D. DesPrez III, President -- previously filed as exhibit (18)(e) to post-effective amendment no. 34 filed on October 4, 1996.

      (p)(3) Power of Attorney -- John D. Richardson, Chairman of the Board, and F. David Rolwing, Trustee -- previously filed as exhibit (18)(e) to post-effective amendment no. 36 filed on April 30, 1997.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


         The Trust has four shareholders:

(i) The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company) ("Manulife North America"),

(ii) its wholly-owned subsidiary, The Manufacturers Life Insurance Company of New York (formerly First North American Life Assurance Company) ("Manulife New York"),

(iii) The Manufacturers Life Insurance Company of America ("Manulife America") and

(iv) The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA").

Manulife North America, Manulife New York, Manulife America and Manulife USA hold Trust shares attributable to variable contracts in their respective separate accounts. The Lifestyle Trusts are also shareholders of certain of the non-Lifestyle Trust portfolios. The companies will vote all shares of each portfolio of the Trust issued to such companies in proportion to timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940. The Trust will vote all shares of a portfolio issued to a Lifestyle Trust in proportion to such instructions.


THE MANUFACTURERS LIFE INSURANCE COMPANY

Manulife Corporate Organization
The Manufacturers Life Insurance Company (Canada)

1.  Cantay Holdings Inc. - Ontario (100%)
2.  484551 Ontario Limited - Ontario (100%)
    a.  911164 Ontario Inc. - Ontario (100%)
3.  Churchill Lifestyles Corp. (100%)
4.  495603 Ontario Limited - Ontario (100%)
5.  1198183 Ontario Limited - Ontario (100%)
6.  1198184 Ontario Limited - Ontario (100%)
7.  1235434 Ontario Limited - Ontario (100%)
8.  576986 Ontario Inc. - Ontario (100%)
9.  Balmoral Developments Inc. - Ontario (100%)

10.  Manulife Bank of Canada - Canada (100%)
11.  Manulife Securities International Ltd. - Canada (100%)
12.  Family Realty First Corp. - Ontario (100%)
13.  NAL Resources Limited - Alberta (100%)
14.  Manulife International Capital Corporation Limited - Ontario (100%)
     a.  Regional Power Inc. - Ontario (100%)
         i.    La Regionale Power (Port Cartier) Inc. - Ontario (100%)
         ii.   La Regionale Power Angliers Inc. - Ontario (100%)
         iii.  Addalam Power Corporation - Philippines (100%)
15.  Peel-de Maisonneuve Investments Ltd. - Canada (100%)
     a.  2932121 Canada Inc. - Canada (100%)
16.  FNA Financial Inc. - Canada (100%)
     a.  NAL Trustco Inc. - Ontario (100%)
     b.  First North American Insurance Company - Canada (100%)
     c.  Elliott & Page Limited - Ontario (100%)
     d.  Seamark Asset Management Ltd. - Canada (67.86%)
     e.  NAL Resources Management Limited - Canada (100%)
         i.  NAL Energy Inc. - Alberta (100%)
17.  ManuCab Ltd. - Canada (100%)
     a.  Plazcab Service Limited - Newfoundland (100%)
18.  Manufacturers Life Capital Corporation Inc. - Canada (100%)
19.  The North American Group Inc. - Ontario (100%)
20.  994744 Ontario Inc. - Ontario (100%)
21.  1268337 Ontario Inc. - Ontario (100%)
22.  3426505 Canada Inc. - Canada (100%)
23.  The Manufacturers Investment Corporation - Michigan (100%)
     a.  Manulife Reinsurance Corporation (U.S.A.) - Michigan (100%)
         i. The Manufacturers Life Insurance Company (U.S.A.) - Michigan (100%)
            (1)  Dover Leasing Investments, LLC - Delaware (99%)
            (2) The Manufacturers Life Insurance Company of America - Michigan (100%)
                 (a)  Manulife Holding Corporation - Delaware (100%)
                      (i)    Manufacturers Adviser Corporation - Colorado (100%)
                      (ii) Succession Plainning International, Inc. - Wisconsin (100%)
                      (iii)  ManEquity, Inc. - Colorado (100%)
                      (iv) Manulife Property Management of Washington, D.C. Inc. - Washington, D.C. (100%)
                      (v)    ManuLife Service Corporation - Colorado (100%)
                      (vi)   Manulife Leasing Company, LLC - Delaware (80%)
            (3)  Capitol Bankers Life Insurance Company - Michigan (100%)
            (4)  Ennal, Inc. - Ohio (100%)
            (5)  Manulife-Wood Logan Holding Co. Inc. - Delaware (62.5%)
                 (a)  Wood Logan Associates, Inc. - Connecticut (100%)
                      (i)  Wood Logan Distributors, Inc. - Connecticut (100%)
                 (b)  The Manufacturers Life Insurance Company of North America
                       - Delaware (100%)
                      (i) Manufacturers Securities Services, LLC - Massachusetts (100%)

                      (ii) The Manufacturers Life Insurance Company of New York
                           - New York (100%)
         ii.  Manulife Reinsurance Limited - Bermuda (100%)
              (1)  MRL Holding, LLC - Delaware (99%)
                   (a)  Manulife-Wood Logan Holding Co. Inc. - Delaware (22.5%)
         iii. MRL Holding, LLC - Delaware (1%)
24.  Manulife International Investment Management Limited - U.K. (100%)
     a.  Manulife International Fund Management Limited - U.K. (100%)

25.  WT(SW) Properties Ltd. - U.K. (100%)

26.  Manulife Europe Ruckversicherungs-Aktiengesellschaft - Germany (100%)
27.  Manulife International Holdings Limited - Bermuda (100%)

     a. Manulife (International) Limited - Bermuda (100%)
        i.    Zhong Hong Life Insurance Co., Ltd. - China (51%)
        ii. The Manufacturers (Pacific Asia) Insurance Company Limited - H.K. (100%)
        iii.  Newtime Consultants Limited - H.K. (100%)
28.  Manulife (International) Reinsurance Limited - Bermuda (100%)
     a.  Manulife (International) P & C Limited - Bermuda (100%)
     b.  Manufacturers P & C Limited - Barbados (100%)
     c.  Manufacturers Life Reinsurance Limited - Barbados (100%)
29.  Chinfon-Manulife Insurance Company Limited - Bermuda (100%)
30.  Manulife (Malaysia) SDN. BHD. - Malaysia (100%)
31.  Manulife (Thailand) Ltd. - Thailand (100%)
32.  Young Poong Manulife Insurance Company - Korea (100%)
33.  Manulife Data Services Inc. - Barbados (100%)

     a.  Manulife Funds Direct (Barbados) Limited - Barbados (100%)
         i.  Manulife Funds Direct (Hong Kong) Limited - H.K. (100%)

34.  OUB Manulife Pte. Ltd. - Singapore (100%)
35.  Manulife Holdings (Hong Kong) Limited - H.K. (100%)
36.  ManuLife Financial Systems (Hong Kong) Limited - H.K. (100%)
37.  P.T. Asuransi Jiwa Dhamala ManuLife - Indonesia (51%)
     a.  P.T. AMP Panin Life - Indonesia (100%)


ITEM 25. INDEMNIFICATION


     Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including but not limited to accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Management of the Trust" in the Prospectus and "Investment Management Arrangements" in the Statement of Additional Information for information regarding the business of the Adviser and each of the Subadvisers. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and each of the Subadvisers, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is herein incorporated by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

         Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained under
Section 31(a) of the Investment Company Act of 1940 are kept by Manufacturers Securities Services, LLC (the successor to NASL Financial Services, Inc.), the Registrant's investment adviser, at its offices at 73 Tremont Street, Boston, Massachusetts 02108, by Fidelity Management Trust Company, the investment subadviser to the Equity, Conservative Asset Allocation, Moderate Asset Allocation and Aggressive Asset Allocation Trusts, at its offices at 82 Devonshire Street, Boston, MA 02109, by Wellington Management Company, the investment subadviser to the Growth and Income and Investment Quality Bond Trusts, at its offices at 75 State Street, Boston, Massachusetts 02109,

by Salomon Brothers Asset Management Inc, the investment subadviser to the U.S. Government Securities and Strategic Bond Trusts, at its offices at 7 World Trade Center, New York, New York 10048,

by Founders Asset Management, Inc, the investment subadviser for the Growth, International Small Cap, Worldwide Growth and Balanced Trusts, at its offices at 2930 East Third Avenue, Denver, Colorado 80206, by T. Rowe Price Associates, Inc., the investment subadviser to the Blue Chip Growth, Science & Technology and Equity-Income Trusts, at its offices at 100 East Pratt Street, Baltimore, MD 21202,

by Rowe Price-Fleming International, Inc., the investment subadviser to the International Stock Trust, at its offices at 100 East Pratt Street, Baltimore, MD 21202,

by Morgan Stanley Asset Management, Inc., the investment subadviser of the Global Equity Trust, at its offices at 1221 Avenue of the Americas, New York, New York 10020,

by Miller Anderson & Sherrerd, LLP, the investment subadviser to the Value and High Yield Trusts, at its offices at One Tower Bridge, Conshohocken PA 19428,

by Manufacturers Adviser Corporation, the investment subadviser to the Pacific Rim Emerging Markets, Common Stock, Real Estate Securities, Equity Index, Capital Growth Bond, Lifestyle and Money Market Trusts, at its offices at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5, by AXA Rosenberg Investment Management LLC, the investment subadviser to the Small Company Value Trust, at its offices at Four Orinda Way, Orinda, California 94563, by AIM Advisors, Inc., the investment subadviser to the Mid Cap Growth and Aggressive Growth Trusts, at its offices at 11 Greenway Plaza, Houston, Texas, 77046,

By Capital Guardian Trust Company, the investment subadviser to the Small Company Blend, U.S. Large Cap Value, Income & Value and Diversified Bond Trusts, at its offices at 333 South Hope Street, Los Angeles, California 90071,

by Pacific Investment Management Company, the investment subadviser to the Global Bond and Total Return Trusts, at its offices at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660,

by Templeton Investment Counsel, Inc., the investment subadviser to the International Value Trust, at its offices 777 Mariners Island Blvd., San Mateo, CA 94404.

By Franklin Advisers, Inc. the investment adviser to the Emerging Small Company Trust, at its offices 777 Mariners Island Blvd., San Mateo, CA 94404.

by the Registrant at its principal business offices located at 73 Tremont Street, Boston, Massachusetts 02108 and 116 Huntington Avenue, Boston, Massachusetts 02116 or

by State Street Bank and Trust Company, the custodian and transfer agent for the Trust, at its offices at 225 Franklin Street, Boston, Massachusetts 02110.



ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Previously given.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant, Manufacturers Investment Trust has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on 26th day of February, 1999.

                               MANUFACTURERS INVESTMENT TRUST
                               ------------------------------
                                         (Registrant)


                               By:  /s/ John D. Desprez III
                                    -----------------------
                                    John D. DesPrez III, President

Attest:

/s/ James D. Gallagher
----------------------
James D. Gallagher, Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the date indicated.

*                                   Trustee                         **
----------------------                                              ---------
Don B. Allen                                                        (Date)


/s/ John D. DesPrez                President                        **
----------------------      (Chief Executive Officer)               ---------
John D. DesPrez III                                                 (Date)


*                                 Trustee                           **
----------------------                                              ---------
Charles L. Bardelis                                                 (Date)


*                                 Trustee                           **
----------------------                                              ---------
Samuel Hoar                                                         (Date)


*                                 Trustee                           **
----------------------          and Chairman                        ---------
John D. Richardson                                                  (Date)


*                                 Trustee                           **
----------------------                                              ---------
F. David Rolwing                                                    (Date)



/s/ James Boyle              Vice President and                     **
---------------------         Treasurer (Prin-                      ----------
James Boyle                 cipal Financial and                     (Date)
                            Accounting Officer)



*By  /s/ James D. Gallagher                                         **
     ----------------------                                         ----------
     James D. Gallagher                                             (Date)
     Attorney-in-Fact Pursuant to
      Powers of Attorney

                                                           **February 26, 1999

                                  EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION

(a)(15) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Small Company Blend, U.S. Large Cap Value, Total Return, Foreign and Mid-Cap Stock

(d)(1) Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers Securities Services, LLC

(d)(2) Subadvisory Agreement Between Manufacturers Securities Services, LLC and Wellington Management Company

(d)(8) Subadvisory Agreement between Manufacturers Securities Services, LLC and T. Rowe Price Associates, Inc.

(d)(14) Subadvisory Agreement between Manufacturers Securities Services, LLC and Fidelity Management Trust Company

(d)(16) Subadvisory Agreement between Manufacturers Securities Services, LLC and AIM Advisors, Inc.

(d)(15) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and AXA Rosenberg Investment Management LLC

(d)(17) Subadvisory Agreement between Manufacturers Securities Services, LLC and Capital Guardian Trust Company

(d)(18) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and Franklin Advisers, Inc.

(d)(19) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and Pacific Investment Management Company

(d)(20) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and State Street Global Advisors

(d)(21) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and Templeton Investment Counsel, Inc.

(i)(8)         Opinion and Consent of Betsy Anne Seel, Esq.

(j)            Consent of PricewaterhouseCoopers LLP

(n)            Financial Data Schedules